Exhibit (c)(4)

Preliminary Draft Subject to Change Discussion Materials Prepared for The Conflicts Committee of the Board of Directors of American Midstream GP, LLC Regarding Project Harpoon January 15, 2019Preliminary Draft Subject to Change These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee of the Board of Directors of American Midstream GP, LLC (the “Conflicts Committee”), the general partner of American Midstream Partners, L.P., to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Conflicts Committee, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared for the benefit and internal use of the Conflicts Committee. These materials were compiled on a confidential basis for use by the Conflicts Committee and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore or any of its affiliates to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Preliminary Draft Subject to Change Table of Contents Section Executive Summary I Situation Analysis II AMID Financial Projections III Preliminary Valuation IV A. Preliminary Valuation of Natural Gas Gathering & Processing B. Preliminary Valuation of Natural Gas Transportation C. Preliminary Valuation of Offshore Pipelines (Excl. Delta House) D. Preliminary Valuation of Delta House E. Preliminary Valuation of Bakken Crude Oil Gathering F. Preliminary Valuation of Silver Dollar Pipeline G. Preliminary Valuation of Cushing Terminal H. Preliminary Valuation of NGL JV Interests I. Preliminary Valuation of AMID Corporate G&A Expenses Illustrative Impact of Sale of Natural Gas Transportation Assets V Illustrative AMID Unitholder Tax Analysis VI Appendix A. Weighted Average Cost of Capital B. Detailed Segment Financial Projections C. Asset OverviewPreliminary Draft Subject to Change I. Executive Summary

Preliminary Draft Subject to Change Executive Summary Introduction Evercore Group L.L.C. (“Evercore”) is pleased to provide the materials herein to the Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of American Midstream GP, LLC (the “General Partner”), the general partner of American Midstream Partners, LP (“AMID” or the “Partnership”), regarding the proposed acquisition by Magnolia Infrastructure Holdings, LLC, a subsidiary of ArcLight Energy Partners Fund V, L.P. (“ArcLight”), of all publicly-owned common units representing limited partner interests in AMID from the current holders of such units other than common units held by ArcLight, the General Partner or their respective affiliates (the “Proposed Transaction”) ArcLight currently owns 40,036,967 common units on an as-converted basis1 (51.6% of the total outstanding common units2) and ArcLight owns the 1.3% general partner interest in AMID through its wholly owned subsidiary, American Midstream GP, LLC In its September 27, 2018 offer letter (the “Initial Proposal”), ArcLight proposed to acquire each outstanding publicly-held Partnership common unit for $6.10 in cash (the “Initial Offer”) In its January 2, 2019 offer letter (the “Revised Proposal”), ArcLight proposed to acquire each outstanding publicly-held Partnership common unit for $4.50 in cash (the “Proposed Consideration”) The Proposed Consideration represents a 42.9% premium to AMID’s closing unit price as of January 3, 2019 prior to the announcement of the Revised Proposal and a 12.8% premium to AMID’s closing unit price as of January 11, 2019 The Proposed Transaction is contemplated to be structured as a merger between AMID and a subsidiary of ArcLight and requires approval by the Conflicts Committee, the ArcLight Investment Committee and the holders of a majority of the outstanding common units of AMID Source: Public filings 1. Represents 7,707,571 Series A-l Convertible Preferred Units (“Series A-1 Units”) held by High Point Infrastructure Partners, LLC (“High Point”), convertible into 9,874,169 common units of AMID (“Common Units”), which are indirectly owned by Magnolia Infrastructure Partners, LLC (“Magnolia”), 3,302,158 Series A-2 Convertible Preferred Units (“Series A-2 Units”) held by Magnolia, convertible into 4,230,395 Common Units, 9,241,642 Series C Convertible Preferred Units (“Series C Units”) held by Magnolia Infrastructure Holdings, LLC (“Magnolia Holdings”), convertible into 9,254,580 Common Units, 1,291,869 Common Units issuable upon exercise of the warrant issued to Magnolia Holdings by American Midstream Partners, LP, dated April 25, 2016, 10,563,942 Common Units held by Magnolia Holdings, 1,349,609 Common Units held by American Midstream GP, LLC, which is approximately 77% owned by High Point and approximately 23% owned by AMID GP Holdings, LLC, which is approximately 93% owned by Magnolia Holdings, 618,921 Common Units held by Magnolia and 2,853,482 Common Units held by Busbar II, LLC, an affiliate of ArcLight 2. Assumes inclusion of the units issuable upon exercise of the warrant issued to Magnolia Holdings dated April 25, 2016; exclusion of these units results in adjusted ownership on an as-converted basis of 50.7% 1 Preliminary Draft Subject to Change Executive Summary Overview of Materials The materials herein include: An executive summary, including an overview of the Proposed Transaction detailing summary proposed terms, an overview of AMID’s current summary organizational structure and an analysis of the Proposed Transaction at various common unit prices as well as: A review of: (i) the changes in the financial projections for AMID as provided by AMID management (the “AMID Financial Projections”) since the December 20, 2018 Conflicts Committee Meeting (the “December 20 Meeting”); (ii) changes in Evercore’s analysis of the Proposed Transaction since the December 20 Meeting and (iii) a summary of other relevant changes since the December 20 Meeting A review of the changes in commodity prices and MLP equity market trading: (i) between September 27, 2018 and January 3, 2019 and (iii) between January 3, 2019 and January 11, 2019 A review of the changes in rig activity across AMID’s gathering and processing systems between September 27, 2018 and January 11, 2019 An overview of AMID’s current market situation A review of the financial projections for AMID as provided by AMID management (the “AMID Financial Projections”) and a review of the assumptions utilized by AMID management in deriving such financial projections A preliminary valuation of AMID An illustrative review of the potential cash tax impact to unaffiliated unitholders resulting from the Proposed Transaction 2

Preliminary Draft
Subject to Change

Executive Summary

Overview of Proposed Transaction

Opinion Requested:	**Evercore has been asked by the Conflicts Committee, whether, in Evercore's opinion, as of the date of the opinion, the Proposed Consideration to be received in the Proposed Transaction is fair, from a financial point of view, to the unaffiliated common unitholders of the Partnership**

Counterparties	▪ American Midstream Partners, LP ▪ Magnolia Infrastructure Holdings, LLC, a subsidiary of ArcLight Energy Partners Fund V, L.P.
Transaction Summary	▪ ArcLight to acquire all publicly-owned common units representing limited partner interests in AMID from the current holders of such units other than common units held by ArcLight, the General Partner or their respective affiliates (the "Unaffiliated Unitholders") ▪ AMID will cease to be a publicly-traded partnership
Proposed Consideration	▪ Existing Unaffiliated Unitholders will receive $4.50 in cash for each AMID common unit held
Timing and Approvals	▪ Approval of the Conflicts Committee ▪ Requires approval from 50.0% of AMID unitholders (affiliates of ArcLight currently own 51.7% of LP units) ▪ HSR approval ▪ The Proposed Transaction is expected to close in 1H 2019 assuming terms are agreed upon and all required approvals are obtained
Other	▪ The Proposed Transaction is structured to be taxable to the Unaffiliated Unitholders resulting in the realization of taxes on deferred income and capital gains

EVERCORE
3
AMID

Preliminary Draft
Subject to Change

Executive Summary

Current Summary AMID Partnership Structure

Entity	As-Converted Common Units	% of LP Units	% of Total Units
ArcLight Energy Partners Fund V, LP	2,853,482	3.7%	3.6%
Magnolia Infrastructure Holdings, LLC	21,110,391	27.2%	26.8%
Magnolia Infrastructure Partners, LLC	4,849,316	6.2%	6.2%
High Point Infrastructure Partners, LLC	9,874,169	12.7%	12.6%
American Midstream GP, LLC	1,349,609	1.7%	1.7%
ArcLight and Affiliate-Owned LP Units	**40,036,967**	**51.6%**	50.9%
American Midstream GP, LLC (GP Units)	980,889		1.2%
ArcLight and Affiliate-Owned Units	**41,017,856**		**52.2%**


ArcLight Energy Partners Fund V, LP
2,853,482 Common Units[1]
Magnolia Infrastructure Holdings, LLC
10,563,942 Common Units
9,241,642 Series C Units representing 9,254,580 Common Units
1,291,869 Common Units issuable upon exercise of warrant[2]
Magnolia Infrastructure Partners, LLC
618,921 Common Units
3,302,158 Series A-2 Units representing 4,230,395 Common Units
High Point Infrastructure Partners, LLC[3]
7,707,571 Series A-1 Units representing 9,874,169 Common Units
93.0%
AMID GP Holdings, LLC
Public Unitholders
37,619,673 Common Units
48.4% LP Interest
77.0%
23.0%
American Midstream GP, LLC
1,349,609 Common Units
1.3% GP Interest, 1.7% LP Interest and 100% of IDRs
12.7% LP Interest
6.2% LP Interest
American Midstream Partners, LP ("AMID")
Market Capitalization: $215.4 MM[4]
Preferred Equity: $317.2 MM
Net Debt as of 9/30/2018: $957.0 MM
27.2% LP Interest
100% Ownership
American Midstream, LLC
100% Ownership
Direct and Indirect Wholly-Owned Subsidiaries
3.7% LP Interest

Source: Public filings, AMID management
Note: Units outstanding provided by AMID management on January 9, 2019
1. Common units owned by Busbar II, LLC, a wholly-owned direct subsidiary of ArcLight Energy Partners Fund V, LP
2. Warrant issued to Magnolia Holdings by AMID dated April 25, 2016
3. High Point Infrastructure Partners, LLC is a portfolio company of ArcLight Capital Partners, LLC
4. Pricing as of January 11, 2019

EVERCORE
4
AMID

Preliminary Draft Subject to Change Executive Summary Analysis at Various Prices ($ in millions, except per unit amounts) Proposed Consideration $4.50 LP Units Outstanding1 (MM) 54.0 AMID LP Equity Value $242.9 Plus: AMID Net Debt2 957.0 Plus: Liquidation Value of Series A-1 Convertible Preferred Units 3 128.7 Plus: Liquidation Value of Series A-2 Convertible Preferred Units 4 60.5 Plus: Liquidation Value of Series C Convertible Preferred Units 5 137.1 Plus: Noncontrolling Interest 13.8 Transaction Value $1,540.0 Offer Price per LP Unit $4.50 $5.00 $5.50 $6.10 $6.50 Total Value to Unaffiliated Unitholders $169.3 $188.1 $206.9 $229.5 $244.5 Premium Unit Price as of September 27, 2018 $5.75 (21.7%) (13.0%) (4.3%) 6.1% 13.0% 10-Day VWAP 5.99 (24.9%) (16.6%) (8.2%) 1.8% 8.5% 30-Day VWAP 6.28 (28.4%) (20.4%) (12.5%) (2.9%) 3.4% 60-Day VWAP 6.91 (34.9%) (27.7%) (20.5%) (11.8%) (6.0%) Unit Price as of January 3, 2019 3.15 42.9% 58.7% 74.6% 93.7% 106.3% 10-Day VWAP 3.85 16.9% 29.9% 42.9% 58.4% 68.8% 30-Day VWAP 4.31 4.4% 16.0% 27.6% 41.5% 50.8% 60-Day VWAP 5.01 (10.2%) (0.2%) 9.8% 21.8% 29.7% Unit Price as of January 11, 2019 3.99 12.8% 25.3% 37.8% 52.9% 62.9% 10-Day VWAP 3.59 25.3% 39.3% 53.2% 69.9% 81.1% 30-Day VWAP 4.13 9.0% 21.1% 33.2% 47.7% 57.4% 60-Day VWAP 4.82 (6.6%) 3.7% 14.1% 26.6% 34.9% Transaction Value / 2018E EBITDA2 $161.6 9.5x 9.7x 9.9x 10.1x 10.2x (Transaction Value + 2019E Growth Capital Expenditures + Acquisitions) / 2019E EBITDA2 212.4 8.4 8.6 8.7 8.9 9.0 Price / DCF per LP Unit 2018E2 $0.79 5.7x 6.3x 6.9x 7.7x 8.2x 2019E 1.94 2.3 2.6 2.8 3.1 3.3 Source: AMID management, public filings, Bloomberg Proposed Consideration Initial Offer 1. Includes approximately 980,889 general partner units 2. Pro forma for sale of refined product terminals to Sunoco LP 3. 7,707,571 Series A-1 convertible preferred units multiplied by the liquidation value of $16.70 per unit (adjusted for accrued 4Q18 and 1Q19 distributions and accrued interest on 4Q18 distribution) 4. 3,302,158 Series A-2 convertible preferred units multiplied by the liquidation value of $18.33 per unit (adjusted for accrued 4Q18 and 1Q19 distributions and accrued interest on 4Q18 distribution) 5. 9,241,642 Series C convertible preferred units multiplied by the liquidation value of $14.83 per unit (adjusted for accrued 4Q18 and 1Q19 distributions and accrued interest on 4Q18 distribution) 5Preliminary Draft Subject to Change Executive Summary Material Changes Since December 20 Meeting ($ in millions) Elimination of BP Fractionator growth opportunity due to Enterprise Products Partners L.P.’s (“Enterprise”) right of first refusal (“ROFR”) on BP’s minority interest Longview expansion project delayed to reflect new timing of capital spending and projected startup per AMID management Second tie-in well at Delta House increased to rate of $4.50 / Boe from $1.50 / Boe per AMID management Corporate G&A excludes reduction of $4.5 million in 2019 and $8.9 million in 2023 associated with take-private AMID per AMID management Financial Additional $36.3 million of convertible preferred equity is issued in 1Q 2019 to fund the acquisition of the Projections Pascagoula Gas Plant No preferred or common distributions after Q3 2018 Year Ending December 31, Adjusted EBITDA 2018E 2019E 2020E 2021E 2022E 2023E AMID Financial Projections $161.8 $212.4 $203.8 $194.3 $184.7 $170.9 December 20 Meeting 155.0 215.5 214.0 201.6 191.9 173.7 Difference $6.8 ($3.1) ($10.2) ($7.2) ($7.3) ($2.8) Evercore adjusted its weighted average cost of capital (“WACC”) ranges as a result of changes in market data impacting the WACC analyses as follows: AMID Partnership: increased to 9.0% – 10.0% from 8.0% – 9.0% Natural Gas Transportation: decreased to 7.5% – 8.5% from 8.0% – 9.0% Evercore’s Cushing Terminal: increased to 7.5% – 8.5% from 6.5% – 7.5% Analysis of In evaluating the Partnership on the basis of Peer Group Trading Analysis, Evercore had previously calculated the enterprise value by applying Enterprise Value / EBITDA multiples to 2019E and 2020E adjusted EBITDA and is now calculating enterprise value accounting for the decline in Delta House cash flows as a result of its Proposed contracted rate reduction Transaction Specifically, Evercore applied an Enterprise Value / EBITDA multiple based on 2019E and 2020E Adjusted EBITDA utilizing 2025E Delta House EBITDA for 2019E and 2020E (2025E Delta House EBITDA accounts for the contracted rate stepdown in 2020E, the cessation of fixed gathering cash flows in 2022E, and the second tie-in well reaching peak production in 2025E), and adding the value of the discounted Delta House cash flows in excess of 2025E levels from March 31, 2019E to 2024E Liquidation preference for convertible preferred equity adjusted for 4Q18 and 1Q19 accrued distributions and Other accrued interest on 4Q18 distribution Source: AMID Management 6

Preliminary Draft
Subject to Change

Executive Summary

Commodity and MLP Equity Market Changes

Changes in Commodity Prices


WTI Crude Oil Price
Henry Hub Natural Gas Price
$80.00
$70.00
$60.00
$50.00
$40.00
$5.00
$4.00
$3.00
$2.00
$1.00
$--
$72.18
$3.05
9/27/18 – 1/3/19 Δ: (10.8%)
9/27/18 – 1/3/19 Δ: (35.0%)
1/3/19 – 1/11/19 Δ: 13.9%
1/3/19 – 1/11/19 Δ: 10.0%
$2.72
$3.10
$46.92
$51.62
9/27/18
1/3/19
1/11/19
WTI
HHUB

MLP Equity Trading (Alerian MLP Index[1])


Alerian MLP Index
$300.00
$280.00
$260.00
$240.00
$220.00
$200.00
$272.73
9/27/18 – 1/3/19 Δ: (16.5%)
1/3/19 – 1/11/19 Δ: 7.8%
$245.50
$227.81
9/27/18
1/3/19
1/11/19

Source: Factset
1. The Alerian MLP Index is a capped, float-adjusted, capitalization-weighted index, the constituents of which represent approximately 85% of total float-adjusted market capitalization on a price-return basis for energy Master Limited Partnerships

EVERCORE
7
AMID

Preliminary Draft
Subject to Change

Executive Summary

Gathering & Processing Rig Activity Comparison

Eagle Ford – Lavaca System (9/27/18)


Gonzales
Lavaca
DeWitt
8 active rigs

Eagle Ford – Lavaca System (1/11/19)


Gonzales
Lavaca
DeWitt
5 active rigs

Permian – Yellow Rose (9/27/18)


Gaines
Dawson
Borden
Scurry
Andrews
Martin
Howard
Mitchell
Winkler
Ector
Glasscock
Sterling
182 active rigs (39 in Martin County)

Permian – Yellow Rose (1/11/19)


Gaines
Dawson
Borden
Scurry
Andrews
Martin
Howard
Mitchell
Winkler
Ector
Glasscock
Sterling
190 active rigs (54 in Martin County)

Source: DrillingInfo

EVERCORE
8
AMID

Preliminary Draft
Subject to Change

Executive Summary

Gathering & Processing Rig Activity Comparison (cont'd)

Silver Dollar Pipeline (9/27/18)


31 active rigs[1]

Silver Dollar Pipeline (1/11/19)


32 active rigs[1]

East Texas Gathering (9/27/18)


8 active rigs

East Texas Gathering (1/11/19)


Smith
Gregg
Rusk
5 active rigs

Source: DrillingInfo
1. Rig count for Reagan, Glasscock (visible area), Irion and Crockett Counties only

EVERCORE 9 AMID

Preliminary Draft
Subject to Change

II. Situation Analysis

EVERCORE

Preliminary Draft Subject to Change Situation Analysis Summary Market Data ($ in millions, except per unit amounts) Market Capitalization Balance Sheet and Credit Data3 As of September 30, 2018 As of January 11, 2019 Total Units Outstanding1 54.0 Cash and Marketable Securities $22.8 Common Unit Price $3.99 Short-Term Debt 478.5 Total Equity Value $215.4 Long-Term Debt 501.2 Plus: Preferred Equity2 317.2 Total Debt $979.7 Plus: Net Debt 957.0 Net Debt $957.0 Plus: Noncontrolling Interest 13.8 Plus: Noncontrolling Interest 13.8 Enterprise Value $1,503.3 Plus: Preferred Equity2 317.2 4 FactSet Consensus AMID Financial Projections Plus: Partners’ Capital 132.9 Metric Yield/Multiple Metric Yield/Multiple Net Book Capitalization $1,420.9 Distribution Yield Current $— —% $— —% Revolver Availability / Total Revolver Capacity $166.0 / $700.0 2019E — —% — —% Net Debt / Net Book Cap 67.4% 2020E — —% — —% Net Debt / 2018E EBITDA5 5.9x EV/EBITDA Net Debt / 2019E EBITDA 4.5 2018E $186.2 8.1x $161.8 9.3x 2019E 180.6 8.3 212.4 7.1 Current Ratings (Senior Unsecured): 2020E 189.7 7.9 203.8 7.4 Moody’s Caa1 S&P B Unit Price Performance General Partner Incentive Distribution Rights Quarterly Total Total Total Total $20.00 $2.50 Distr LP Quarterly Quarterly Distribution Total Quarterly Quarterly Annual Annual Distribution Distribution to GP LP Units Distribution Distribution Distribution Distribution $2.00 % to LP % to GP Range Within Range per LP Unit Outstanding to LPs to GP to LPs to GP Price $15.00 i bution 98.7% 1.3% $— $0.4125 $— $— 53.0 $— $— $— $—50.7% 49.3% 0.4125 0.4125 — — 53.0 — — — —$1.50 50.7% 49.3% 0.4125 0.4125 — — 53.0 — — — —$10.00 50.7% 49.3% 0.4125 — — 53.0 — — — —t $— $— $— $— ni $3.99 $1.00 U per % of Total Distributions to the GP NM $5.00 $0.50 Unit % of Total Distributions to the IDRs NM $— $—1/11/17 6/6/17 10/30/17 3/25/18 8/18/18 1/11/19 Distribution per Unit Unit Price Source: Company filings, AMID management and FactSet Note: Market data as of January 11, 2019 1. Includes approximately 980,889 general partner units 2. Book value of preferred equity 3. Pro forma for sale of refined products terminals to Sunoco, LP and assumes cash proceeds used to repay revolving credit facility 4. AMID Financial Projections are pro forma the sale of refined products terminals to Sunoco, LP but assume no further asset sales 10 Preliminary Draft Subject to Change Situation Analysis Summary Market Data (cont’d) AMID Unit Price AMID 8.5% 2021 Notes Trading Price / Yield to Worst $20.00 105.00 14.0% 104.00 12.4% $18.00 103.00 12.0% $16.00 102.00 $14.00 101.00 10.0% 100.00 99.00 rst $12.00 8.0% Wo 98.00 $10.00 to Price 97.00 6.0% ld $8.00 96.00 Ie 95.00 Y $6.00 4.0% $3.99 94.00 $4.00 93.00 93.25 92.00 2.0% $2.00 91.00 $— 90.00 0.0% 1/11/18 3/12/18 5/12/18 7/12/18 9/11/18 11/11/18 1/11/19 1/11/2018 3/12/2018 5/12/2018 7/12/2018 9/11/2018 11/11/2018 1/11/2019 Price Yield to Worst AMID Revolving Credit Facility Cost of Borrowing1 Covenant Consolidated Total Leverage Ratio2 Maximum Consolidated total leverage per AMID credit agreement decreases from 6.25x currently to 5.75x for the quarter 7.00% 5.8x 5.7x ending June 30, 2019 6.79% 5.8x 5.7x 5.7x 6.50% 4.9x 4.9x 4.6x 4.4x 4.4x 4.4x 4.4x 6.00% 3.9x 3.6x 3.3x 3.3x 3.3x 3.3x 5.50% 5.00% 4.50% 4.00% 4Q ‘18 1Q ‘19 2Q ‘19 3Q ‘19 4Q ‘19 1Q ‘20 2Q ‘20 3Q ‘20 4Q ‘20 1/11/2018 3/12/2018 5/12/2018 7/12/2018 9/11/2018 11/11/2018 1/11/2019 AMID Financial Projections – No Divestitures AMID Financial Projections Source: Bloomberg, FactSet, AMID management Max Consolidated Total Leverage Ratio 1. Assumes 3-month LIBOR plus 4.00% 2. Total consolidated leverage ratio per Second Amendment to Second Amended and Restated Credit Agreement excludes non-recourse debt related to natural gas transportation as well as the convertible preferred units 11

Preliminary Draft
Subject to Change

Situation Analysis

Amended Credit Facility Summary

	Current Terms (Amendment Effective 6/29/18)	December 2018 Amendment Terms
Facility	■ **$700 million (Current)** ▸ Previously $900 million with reduction to $700 million following the Marine Terminals sale closed on August 1, 2018 with $208.5 million net proceeds used to repay the Revolver	■ **$700 million**
Commitment Reductions	■ $200 million reduction after Marine Terminals sale ■ 50% of Refined Products Terminals net proceeds ■ 25% of net proceeds of all other asset sales greater than $15 million	■ **$80 million** of Refined Products Terminals net proceeds ■ **50%** of net proceeds of all other asset sales greater than **$7.5 million**
Maturity	■ September 5, 2019	■ *Same as existing*
Asset Sales	■ Any disposition over $5 million requires prepayment of the Revolver in an amount equal to lesser of (i) 100% of net cash proceeds received and (ii) aggregate amount of loan outstanding	■ *Same as existing*
Pricing	■ Addition of pricing tier when Total Leverage > 5.00x (see table below)	■ Addition of pricing tier when Total Leverage > 5.50x (see table below)
Financial Covenants	■ Maximum Total Leverage ▸ 12/31/18 – 5.50x ▸ 3/31/19 and thereafter – 5.00x (5.50x during a Specified Acquisition Period) ■ Maximum Senior Secured Leverage ▸ 12/31/18 and thereafter – 3.50x ■ Minimum Interest Coverage ▸ 12/31/18 – 1.75x ▸ 3/31/19 – 1.75x ▸ 6/30/19 – 2.00x	If Refined Products sale is not effective on or prior to 12/31/18, then the following covenant levels shall be in effect: ■ Maximum Total Leverage ▸ 12/31/18 – **6.50x** ▸ 3/31/19 – **6.50x** ▸ 6/30/19 and thereafter – **5.75x** ■ Maximum Senior Secured Leverage ▸ 12/31/18 – **4.00x** ▸ 3/31/19 – **3.75x** ▸ 6/30/19 and thereafter – **3.50x** ■ Minimum Interest Coverage ▸ 12/31/18, 3/31/19 – 1.75x (same as existing) ▸ 6/30/19 and thereafter – **1.50x** If Refined Products sale is effective on or prior to 12/31/18, then the following covenant levels shall be in effect: ■ Maximum Total Leverage ▸ 12/31/18 – **6.25x** ▸ 3/31/19 – **6.50x** ▸ 6/30/19 and thereafter – **5.75x** ■ Maximum Senior Secured Leverage ▸ 12/31/18 – **3.75x** ▸ 3/31/19 – **3.75x** ▸ 6/30/19 and thereafter – **3.50x** ■ Minimum Interest Coverage ▸ 12/31/18, 3/31/19 – **1.75x** (same as existing) ▸ 6/30/19 and thereafter – **1.50x**
Other		■ **Suspension of the (i) remaining LP unit distribution and (ii) cash paid preferred distribution when total leverage ≥ 5.00x**
Amendment Fee	■ 15 bps	■ 30 bps (payable on current commitment amounts as of amendment effective date)

Pricing – Current Terms:

Leverage Ratio	LIBOR	Base Rate	Commitment Fee
≥ 5.00x	**350 bps**	**250 bps**	**50 bps**
< 5.00x	325 bps	225 bps	50 bps
< 4.50x	300 bps	200 bps	50 bps
< 4.00x	275 bps	175 bps	50 bps
< 3.50x	250 bps	150 bps	37.5 bps
< 3.00x	225 bps	125 bps	37.5 bps
< 2.50x	200 bps	100 bps	37.5 bps

Pricing – December 2018 Amendment Terms:

Leverage Ratio	LIBOR	Base Rate	Commitment Fee
≥ 5.50x	**400 bps**	**300 bps**	**75 bps**
< 5.50x	350 bps	250 bps	50 bps
< 5.00x	325 bps	225 bps	50 bps
< 4.50x	300 bps	200 bps	50 bps
< 4.00x	275 bps	175 bps	50 bps
< 3.50x	250 bps	150 bps	37.5 bps
< 3.00x	225 bps	125 bps	37.5 bps
< 2.50x	200 bps	100 bps	37.5 bps

Source: AMID management

EVERCORE 12 AMID

Preliminary Draft
Subject to Change

Situation Analysis

Wall Street Research Price Targets

Broker Research Summary: UBS (November 19, 2018)

- Neutral Rating
- Price Target: $6.00 / unit
- 2019E EBITDA: $196.3 million

Summary of AMID Broker Coverage


Broker Ratings
Unit Price
8
6
4
2
0
$20
$16
$12
$8
$6.00
$4.74
$4
$0
Nov-16
Feb-17
May-17
Aug-17
Nov-17
Feb-18
May-18
Aug-18
Nov-18
Buy
Hold
Sell
Price
NTM Target Price

"Arclight has traditionally been a supportive parent but 3Q18's quarterly miss was largely driven by the lack of support during the quarter which brings up potential conflicts of interest from Arclight in its bid to take AMID private.** Of note, AMID added going concern language to its 10-Q as its revolver is due within one year and AMID's current [balance sheet] does not cover the ~$600MM left on its $700MM revolver balance. While we note Arclight is in the midst of asset sales/Arclight offer, should an agreement fail to come to fruition, the timetable to get a new facility in place is of some concern. ... **With the failed SXE transaction and distribution cut in rear-view mirror, we are looking for any cadence for '19 guidance as AMID has yet to announce future growth opps."

-UBS (11/19/18)

Quarterly EBITDA Guidance vs. Actual Performance


Performance above / below guidance
(26%)
$21
$16
(10%)
$16
$15
(7%)
$17
$16
(6%)
$22
$20
(16%)
$24
$20
19%
$30
$36
1%
$35
$36
(13%)
$39
$33
7%
$44
$47
(4%)
$47
$45
(13%)
$49
$42
(11%)
$48
$43
1Q 2015
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
4Q 2017
EBITDA ($MM) Actual
EBITDA ($MM) Guidance

Source: FactSet, Wall Street research, Bloomberg

EVERCORE 13 AMID

Preliminary Draft
Subject to Change

Situation Analysis

Historical Trading Performance


$20.00
$16.00
$12.00
$8.00
$4.00
$--
AMID Unit Price
4,000
3,000
2,000
1,000
--
AMID Trading Volume (000's)
$3.99
1/11/17
3/25/17
6/6/17
8/18/17
10/30/17
1/11/18
3/25/18
6/6/18
8/18/18
10/30/18
1/11/19
A
B
C
D
E
F
G
H
I
J
K
L
M
N
O
P
Q

- **A** **3/20/17:** Upsized credit facility from $750 million to $900 million
- **B** **6/2/17:** Acquired Vioska Knoll gathering system for $32 million
- **C** **7/24/17:** Entered definitive agreement to sell propane business to SHV Energy N.V. for $170 million in cash
- **D** **8/8/17:** Announced the acquisition of Panther assets for $52 million and entry into a JV agreement with Targa Midstream Services creating Cayenne Pipeline, LLC
- **E** **10/2/17:** Acquired an additional 15.5% equity interest in Delta House from ArcLight for $125 million
- **F** **10/30/17:** Acquired an additional 17.0% interest in the Destin Pipeline from ArcLight for $30 million
- **G** **11/1/17:** Announced acquisition of certain assets of Southcross Holdings, LP and proposed to merge with Southcross Energy Partners, LP ("Southcross") in transactions valued at $815 million
- **H** **11/6/17:** Announced the acquisition of the equity interests in Trans-Union Interstate Pipeline from ArcLight for $48 million
- **I** **12/14/17:** Priced $125 million 8.5% Senior Notes due 2021
- **J** **6/18/18:** Entered into a definitive agreement to sell its marine products terminals to institutional investors for $210 million
- **K** **6/29/18:** Amended credit facility agreement to reduce borrowing capacity by $200 million to $700 million upon consummation of the sale of marine products terminals. Six of 19 lending banks asked for AMID to halt common unit and preferred distributions
- **L** **7/27/18:** Announced distribution reduction to $0.1031 per LP unit per quarter from $0.412, a 75.5% decrease
- **M** **7/29/18:** Southcross provides notice of termination of the Contribution Agreement
- **N** **9/28/18:** Announced receipt of an unsolicited non-binding proposal from ArcLight, pursuant to which ArcLight would acquire all unaffiliated common units of AMID in exchange for $6.10 per common unit in cash
- **O** **11/15/18:** Entered into a definitive agreement to sell its refined products terminal business to Sunoco, LP for $125 million
- **P** **12/31/18:** Amended credit agreement and announced elimination of distributions to common units and preferred units
- **Q** **1/3/19:** Announced receipt of the Revised Proposal from ArcLight, pursuant to which ArcLight would acquire all unaffiliated common units of AMID in exchange for $4.50 per common unit in cash

Source: FactSet, S&P Capital IQ, filings, AMID management
Note: Market data as of January 11, 2019

EVERCORE 14 AMID

Preliminary Draft
Subject to Change

Situation Analysis

Equity Ownership Summary – Excludes 1,291,869 Common Units Related to Warrants

Summary


Institutional/Other (Net of Short Interest), 12.9%
Retail, 35.1%
Insiders, 52.0%

Institutional Ownership

Institution	Units (000's)	Ownership %
OppenheimerFunds Inc	6,319	8.2%
MFP Investors LLC	775	1.0%
UBS AG	704	0.9%
Bank of America Corp	645	0.8%
Morgan Stanley	486	0.6%
GSA Capital Partners LLP	286	0.4%
Creative Planning Inc	240	0.3%
ELCO Management Co LLC	222	0.3%
Neuberger Berman Group LLC	201	0.3%
Citadel Advisors LLC	178	0.2%
Starr International Co Inc	100	0.1%
Susquehanna International Group LL	99	0.1%
New York Life Insurance Co	92	0.1%
Wells Fargo & Co	75	0.1%
Peter B Cannell & Co Inc	70	0.1%
Top 15 Institutional	**10,492**	**13.6%**
Short Position[2]	**1,360**	**1.8%**

Insider Ownership

Holder	Units (000's)	Ownership %
ArcLight Energy Partners Fund V, LP[1]	39,726	51.4%
Management and Directors	483	0.6%
Total Insider	**40,209**	**52.0%**

Unaffiliated Unitholders

Holder	Units (000's)	Ownership %
Institutional/Other (Net of Short Interest)	9,995	
Retail	27,142	
Management and Directors	483	
Total Unaffiliated Unitholders	**37,620**	**48.6%**

Summary

Holder	Units (000's)	Ownership %
Institutional/Other (Net of Short Interest)	9,995	12.9%
Insiders	40,209	52.0%
Retail	27,142	35.1%
Total Units Outstanding	**77,346**	**100.0%**

Source: Bloomberg, Public filings

1. Includes units held by ArcLight and its subsidiaries and affiliates, including 7,707,571 Series A-I Convertible Preferred Units ("Series A-1 Units") held by High Point Infrastructure Partners, LLC ("High Point"), convertible into 9,874,169 Common Units, 3,302,158 Series A-2 Convertible Preferred Units held by Magnolia Infrastructure Partners, LLC ("Magnolia"), convertible into 4,230,395 Common Units, 9,241,642 Series C Convertible Preferred Units held by Magnolia Infrastructure Holdings, LLC (Magnolia Holdings), convertible into 9,254,580 Common Units, 10,563,942 Common Units held by Magnolia Holdings, 1,349,609 Common Units held by American Midstream GP, LLC, 618,921 Common Units held by Magnolia, 2,853,482 Common Units held by Busbar II, LLC and approximately 980,889 General Partner units; excludes Magnolia Holdings' 1,291,869 common units related to warrants
2. Short interest per Wall Street Market Data as of December 31, 2018

EVERCORE 15 AMID

Preliminary Draft
Subject to Change

Situation Analysis

Ratings Agency Commentary

Leverage and liquidity concerns combined with questions on AMID's strategic direction weigh heavily on credit ratings

STANDARD & POOR'S RATINGS SERVICES		MOODY'S	
	Current Ratings		
Senior Unsecured	B	Senior Unsecured	B2
Outlook	Stable	Outlook	Negative
Analyst	Tatenda Chirusa	Analyst	Jonathan Teitel

Recent Comments

S&P's Credit Opinion: September 20, 2018

- AMID's ending its agreement to acquire Southcross Energy Partners L.P. has improved leverage outlook but reduces expected cash flows, hindering overall recovery prospects for senior unsecured debtholders
- Distribution reduction and asset divestitures will help accelerate deleveraging efforts and improve liquidity
- Stable outlook reflects the expectation that AMID will sell non-core assets within the provided timelines

What could prompt an UPGRADE:

- If debt-to-EBITDA declines and stays below 4.5x with proceeds from asset sales used to pay down debt and fund growth programs and with volumes and cash flows from projects' commencing operations

What could prompt a DOWNGRADE:

- If debt-to-EBITDA remains above 6.0x for a prolonged time with no immediate plans to bring it down, or if S&P believes the capital structure has become unsustainable

Moody's Credit Opinion: July 31, 2018

- The termination of the Southcross merger and AMID's distribution reduction alleviates pressure on distribution coverage and provides a source of capital for supporting growth initiatives
- Negative outlook reflects the prospects for AMID's leverage to remain high above 5.5x over the next 12-18 months, for execution risks on growth strategies and challenges as the partnership repositions its asset base

What could prompt an UPGRADE:

- If debt-to-EBITDA is sustained below 4.5x and AMID achieves a more focused asset base without meaningfully increasing business risk and maintains adequate liquidity

What could prompt a DOWNGRADE:

- If debt-to-EBITDA remains above 5.5x, distribution coverage below 1.0x, deterioration in liquidity or revolver availability less than $100 million

EVERCORE 16 AMID

Preliminary Draft
Subject to Change

Situation Analysis

Review of AMID's Acquisitions / Divestitures

($ in millions)

Acquisitions

Date Announced	Acquiror / Seller	Description	Transaction Value	EBITDA Multiple
11/6/17	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	Trans-Union Interstate Pipeline, L.P.	$48.0	6.5x
10/30/17	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	17% interest in the Destin Pipeline	30.0	6.3
10/2/17	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	15.5% interest in Delta House	125.4	7.1
8/8/17	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	Remaining interests in MPOG and AmPan (Panther Operating)	52.0	7.0
6/2/17	American Midstream Partners, LP / Genesis Energy LP	Vioska Knoll gathering system	32.0	7.0
11/1/16	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	6.2% interest in Delta House	48.8	6.0
10/24/16	American Midstream Partners, LP / JP Energy Partners LP	Crude oil pipelines; refined products terminals; NGL distribution	459.4	7.2[2]
4/25/16	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	GoM offshore pipeline assets	225.0	6.0
8/10/15	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	12.9% interest in Delta House	162.0	5.0
10/14/14	American Midstream Partners, LP / Costar Midstream	G&P assets in East Texas, Permian and Bakken	470.0	10.5
8/7/14	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	Eagle Ford gas gathering system	110.0	–
7/14/14	American Midstream Partners, LP / DCP Midstream LLC	67% interest in MPOG	13.5	5.5
1/22/14	American Midstream Partners, LP / Penn Virginia Corp.	Eagle Ford gas gathering system	100.0	12.5
12/10/13	American Midstream Partners, LP / ArcLight Capital Partners, LLC[1]	Blackwater Midstream's three multi-modal terminals	60.0	7.8
6/1/12	American Midstream Partners, LP / Quantum Resources Management, LLC	87.4% interest in Chatom Processing and Fractionation Plant	55.0	7.9
11/17/11	American Midstream Partners, LP / Marathon	50% interest in the Burns Point Gas Plant	38.0	–
			Mean	7.3x
			Median	7.0

Divestitures

Date Announced	Acquiror / Seller	Description	Transaction Value	EBITDA Multiple
11/15/18	Sunoco LP / American Midstream Partners, LP	Caddo Mills and North Little Rock refined products terminals	$125.0	7.3x
6/18/18	Institutional Investors / American Midstream Partners, LP	Harvey and Westwego marine products terminals	210.0	13.9
7/24/17	SHV Energy N.V. / American Midstream Partners, LP	Propane marketing and services business	170.0	9.0
			Mean	10.1x
			Median	9.0

Source: AMID management, press releases, Partnership filings, 1Derrick, IHS
1. Also includes affiliates of ArcLight Capital Partners, LLC
2. Includes run-rate synergies

EVERCORE 17 AMID

Preliminary Draft Subject to Change III. AMID Financial Projections Preliminary Draft Subject to Change AMID Financial Projections AMID Financial Projections – Assumptions The AMID Financial Projections utilized herein by Evercore incorporate the following AMID management assumptions: 2018E updated to include October and November 2018 actuals Revenue / Expenses: 2018E – 2023E revenue and expenses per 2019 budget and AMID’s five-year forecast $4.50 / Boe fee for additional tie-in wells at Delta House, representing the third party market rate per AMID management Corporate G&A excludes reduction of $4.5 million in 2019 and $8.9 million in 2023 associated with take-private per AMID management Growth Projections: Expansion of Longview facility for $57.0 million Incremental compression for AlaTenn for $6.5 million The Bamagas Ascend connection for $1.6 million Acquisitions: Acquisition of the Pascagoula Gas Plant for $36.3 million in January 2019 Financing Assumptions: Additional $36.3 million of convertible preferred equity is issued in 1Q 2019 to fund the acquisition of the Pascagoula Gas Plant Revolving credit facility maturing on September 5, 2019 is extended at the same terms Refinancing of 8.50% 2021 Senior Notes at the same terms—Also, per management, 2021 Senior Notes assumed to be registered and remain at 8.50% interest rate Excess cash flow utilized to repay revolving credit facility Distribution policy No preferred or common distributions after Q3 2018 Source: AMID management Note: Bold represents assumption changed by AMID management since December 20 Meeting 18

Preliminary Draft
Subject to Change

AMID Financial Projections

AMID Financial Projections – Assumptions

- Set forth below are the pricing assumptions incorporated in the AMID Financial Projections:

		Years Ending December 31,					
		2018A	2019E	2020E	2021E	2022E	2023E
Natural Gas	$/MMBtu	$3.00	$2.83	$2.67	$2.60	$2.61	$2.65
Crude Oil	$/Bbl	67.17	67.47	65.61	62.99	60.55	58.58
Mont Belvieu NGLs							
Ethane	$/Gal	$0.34	$0.35	$0.32	$0.30	$0.30	$0.30
Propane	$/Gal	0.90	0.80	0.73	0.69	0.66	0.66
Isobutane	$/Gal	1.11	0.91	0.82	0.81	0.77	0.75
Normal Butane	$/Gal	1.04	0.89	0.81	0.78	0.76	0.74
Pentanes +	$/Gal	1.49	1.41	1.34	1.27	1.23	1.19
Condensate	$/Gal	1.49	1.41	1.34	1.27	1.23	1.19
Strip Pricing as of January 11, 2019							
Henry Hub Natural Gas	$/MMBtu	$3.14	$2.88	$2.75	$2.67	$2.68	$2.73
WTI Crude Oil	$/Bbl	64.82	53.19	54.13	53.87	53.95	54.21

Source: AMID management

EVERCORE 19 AMID

Preliminary Draft
Subject to Change

AMID Financial Projections

AMID Financial Projections – Assumptions (cont'd)

Business / Segment	AMID Financial Projections
A Gathering & Processing	• 55 wells annually connected to the Lavaca system • 5 – 10 wells connected annually to the Yellow Rose system, resulting in run-rate volumes of 17 MMcfd • 1 – 2 wells annually connected to the Longview system • 1 well connected annually to the Chapel Hill system • **Acquisition of interest in Baton Rouge Fractionator growth project eliminated due to Enterprise ROFR**
B Natural Gas Transportation	• 1.2 Bcfd of firm transportation • Midla / MLGT rate increase on Natchez lateral to $17.64 per Dth/ month in April 2019 from current rate of $8.82 Dth/month and an additional increase to $26.47 Dth/month in April 2021 • Additional compression installed at AlaTenn in 2019 at project cost of $6.5 million and incremental EBITDA of $1.6 million
C Offshore Pipelines (excl. Delta House)	• 10.0% decline on production • 12 days of hurricane downtime per year • 5.0% unplanned downtime in addition to known platform turnarounds
D Delta House	• Includes new tie back to BWOLF, Red Zinger and two additional new tiebacks in 2021 & 2022, the first at a lower type curve, the second at a higher type curve with **both at the third party market rate of $4.50 / Boe** • 2019 volumes based upon production data provided by LLOG reduced by 5% for unplanned downtime and 12 hurricane days • 2020E – 2023E production profile based upon Nov-18 NSAI P50 reserves study
E Trucking (Texas Panhandle + South Texas)	• 2019E South Texas volume of 11 MBpd, 2020E – 2023E volume of 8 MBpd • 2019E Texas Panhandle volume of 9 MBpd, 2020E – 2023E volume of 9 MBpd • 2019E liquids trucking volume of 4 MBpd, 2020E – 2023E volume of 4 MBpd

Source: AMID management
Note: **Bold** represents assumption changed by AMID management since December 20 Meeting

EVERCORE 20 AMID

Preliminary Draft
Subject to Change

AMID Financial Projections

AMID Financial Projections – Assumptions (cont'd)

Business / Segment	AMID Financial Projections
F Bakken Crude Gathering & Marketing	• Volume reaches peak of 10 MBpd gathered and 7 MBpd trucked in 2021E • 16.6% annual decline in volumes beginning in January 2022E
G Silver Dollar (including West Texas Trucking and Marketing)	• The following well connect schedule
H Cushing Terminal	• Maintenance underway and is scheduled to be completed in 2H 2019 • Revenue reduced at Cushing until maintenance completed in 2H 2019
I NGL JV Interests (Wilprise, Tri-States, Cayenne)	• 35 MBpd throughput at Cayenne through July 2020, 1% monthly decline in volumes thereafter • 2% annual decline in Tri-State volumes beginning in January 2021 • 1% monthly decline in Wilprise volumes beginning in January 2021

Silver Dollar well connect schedule:

	2019E	2020E	2021E	2022E	2023E
Approach	3.0	6.1	6.1	6.1	6.1
EP	--	24.3	24.3	24.3	24.3
Denbury	26.4	37.5	30.4	30.4	30.4
Henry	3.0	--	13.7	13.7	12.2
Hunt	6.1	3.8	1.8	2.5	2.4
Wells Connected	**38.5**	**71.7**	**76.3**	**77.1**	**75.4**

Source: AMID management

EVERCORE 21 AMID

Preliminary Draft
Subject to Change

AMID Financial Projections

Identified Growth Opportunities (Included in Base Case)

($ in millions)

	Project	Description		Incremental Growth Capex	Incremental EBITDA	Implied Run-Rate EBITDA Multiple
1	Longview Expansion	■ Improve proportion of on-spec processing and rail volumes ■ Build additional truck / rail sales outlets ■ Secure Y-grade volumes via pipe and increase fractionation capacity and capabilities for purity products	2019	$57.0	$ –	–
			2020	--	11.6	4.9x
			2021	–	11.6	4.9x
2	Acquisition of Interest in Pascagoula Gas Plant	■ In August 2018, AMID announced an agreement with Enterprise for a 25% stake in the Pascagoula gas plant ■ Comprises three trains with approximately 1.5 Bcfd of processing capacity ■ Conditions include completion of modifications to certain facilities on the High Point system	2019	$36.3	$8.8	4.1x
			2020	0.2	8.7	4.2x
			2021	–	8.0	4.6x
3	AlaTenn Compression	■ Potential to add incremental compression	2019	$6.5	$0.1	NM
			2020	–	0.7	9.5x
			2021	–	1.0	6.5x
4	Bamagas – Ascend Connection	■ Lateral pipeline connection to Ascend	2019	$0.7	$0.4	3.7x
			2020	–	0.6	2.6x
			2021	–	0.7	2.4x

Source: AMID management, public filings

EVERCORE 22 AMID

Preliminary Draft
Subject to Change

AMID Financial Projections

A Gathering & Processing

($ in millions)

Volume (MMcfd)


164.9 164.9
189.3 193.8
240.3 240.3
273.9 273.9
300.8 300.8
321.2 321.2
339.2 339.2
2017A 2018E 2019E 2020E 2021E 2022E 2023E
AMID Financial Projections
December 20 Meeting

Asset EBITDA


2018E values adjusted for October and November 2018 actuals
$11.0 $11.0
$27.7 $30.6
$46.9 $49.4
$62.6 $68.0
$69.4 $71.9
$71.1 $73.6
$71.6 $74.1
2017A 2018E 2019E 2020E 2021E 2022E 2023E
AMID Financial Projections
December 20 Meeting

Total Capital Expenditures[1]


$15.1 $15.1
$26.4 $27.7
$96.3 $136.3
$45.1 $23.1
$25.3 $25.3
$22.0 $22.0
$22.0 $22.0
2017A 2018E 2019E 2020E 2021E 2022E 2023E
AMID Financial Projections
December 20 Meeting

Free Cash Flow


($4.1) ($4.1)
$1.3 $2.9
($49.4) ($86.9)
$17.6 $45.0
$44.0 $46.5
$49.1 $51.6
$49.7 $52.2
2017A 2018E 2019E 2020E 2021E 2022E 2023E
AMID Financial Projections
December 20 Meeting

Source: AMID management
Note: All 2018E values adjusted for October and November 2018 actuals
1. 2019E capital expenditures include Longview Expansion, acquisition of interest in the Pascagoula Plant and well connects to Lavaca and Yellow Rose; investment in Baton Rouge Fractionator has been removed per AMID management

EVERCORE 23 AMID

Preliminary Draft
Subject to Change

AMID Financial Projections

B Natural Gas Transportation

($ in millions)

Volume (BBtud)


1.24 1.24
1.24 1.23
1.20 1.20
1.22 1.22
1.23 1.23
1.23 1.23
1.23 1.23
2017A 2018E 2019E 2020E 2021E 2022E 2023E
AMID Financial Projections
December 20 Meeting

Asset EBITDA


2018E values adjusted for October and November 2018 actuals
2018E to 2019E EBITDA decline driven by interruptible volume and non-recurring marketing fuel gains in 2018E
$18.3 $18.3
$27.5 $27.4
$20.2 $20.2
$21.1 $21.1
$21.5 $21.5
$22.3 $22.3
$22.3 $22.3
2017A 2018E 2019E 2020E 2021E 2022E 2023E
AMID Financial Projections
December 20 Meeting

Total Capital Expenditures


$35.4 $35.4
$7.5 $7.5
$11.5 $11.5
$4.6 $4.6
$4.4 $4.4
$3.5 $3.5
$3.5 $3.5
2017A 2018E 2019E 2020E 2021E 2022E 2023E
AMID Financial Projections
December 20 Meeting

Free Cash Flow


($52.5) ($52.5)
$20.0 $19.9
$8.7 $8.7
$16.5 $16.5
$17.1 $17.1
$18.8 $18.8
$18.8 $18.8
2017A 2018E 2019E 2020E 2021E 2022E 2023E
AMID Financial Projections
December 20 Meeting

Source: AMID management
Note: All 2018E values adjusted for October and November 2018 actuals

EVERCORE 24 AMID

Preliminary Draft
Subject to Change

AMID Financial Projections

C Offshore Pipelines (excluding Delta House)

($ in millions)

Volume (MMBoed)



1.48 1.46
1.81 1.81
1.81 1.81
1.72 1.72
1.61 1.61
1.46 1.46
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Asset EBITDA[1]



2018E values adjusted for October and November 2018 actuals
$72.2 $64.6
$74.9 $74.9
$74.7 $74.7
$67.8 $67.8
$60.8 $60.8
$53.3 $53.3
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Total Capital Expenditures[1]



$26.9 $26.9
$4.3 $4.3
$4.4 $4.4
$4.4 $4.4
$4.4 $4.4
$4.4 $4.4
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Free Cash Flow[1]



$45.3 $37.6
$70.6 $70.6
$70.3 $70.3
$63.4 $63.4
$56.4 $56.4
$48.9 $48.9
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Source: AMID management
Note: All 2018E values adjusted for October and November 2018 actuals
1. Pro rata for AMID's 66.7% interest in Okeanos and Destin

EVERCORE 25 AMID

Preliminary Draft
Subject to Change

AMID Financial Projections

D Delta House

($ in millions)

Volume (MBoed)



65.5 65.4
117.5 117.5
118.7 118.7
118.1 118.1
110.9 110.9
102.3 102.3
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Asset EBITDA (35.65%)



2018E values adjusted for October and November 2018 actuals
2022E tie-back at third party rate of $4.50 per Boe versus $1.50 per Boe previously
$45.8 $46.1
$90.2 $90.2
$87.0 $87.0
$80.4 $80.4
$71.7 $70.1
$58.8 $53.7
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Class A Distributions[1] (35.65% interest)



Production significantly curtailed through 2Q 2018 due to remedial work on third party upstream infrastructure
$47.9 $47.8
$93.9 $95.0
$59.9 $59.5
$47.9 $48.0
$45.4 $45.7
$40.1 $35.6
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Source: AMID management
Note: All 2018E values adjusted for October and November 2018 actuals
1. Includes change in working capital and deferred revenue (adjusted calculation per AMID management which impacted free cash flow forecast but did not affect cash distribution forecast flowing through valuation)

EVERCORE 26 AMID

Preliminary Draft
Subject to Change

AMID Financial Projections

E Trucking (Texas Panhandle + South Texas)

($ in millions)

Volume (MBoed)


14.7 14.7
19.4 19.9
23.5 23.5
20.6 20.6
20.6 20.6
20.6 20.6
20.6 20.6
2017A
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Asset EBITDA


2018E values adjusted for October and November 2018 actuals
($1.1)($1.1)
($1.5)
($1.4)
$0.3 $0.3
($0.8)($0.8)
($0.1)($0.1)
($0.1)($0.1)
($0.1)($0.1)
2017A
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Total Capital Expenditures


$– $–
$0.0 $0.0
$0.4 $0.4
$0.1 $0.1
$0.1 $0.1
$0.1 $0.1
$0.1 $0.1
2017A
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Free Cash Flow


($1.1)
($1.4)
($1.5)
($1.4)
($0.1)($0.1)
($0.9)($0.9)
($0.2)($0.2)
($0.2)($0.2)
($0.2)($0.2)
2017A
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Source: AMID management
Note: All 2018E values adjusted for October and November 2018 actuals

EVERCORE 27 AMID

Preliminary Draft
Subject to Change

AMID Financial Projections

F Bakken Crude Gathering & Marketing

($ in millions)

Volume (MBoed)


7.3 5.9
2.9 2.9
4.4 2.9
8.8 8.2
3.2 2.8
5.6 5.4
12.5 12.5
4.0 4.0
8.5 8.5
16.3 16.3
6.8 6.8
9.5 9.5
14.9 14.9
6.2 6.2
8.7 8.7
12.5 12.5
5.2 5.2
7.3 7.3
10.4 10.4
4.3 4.3
6.1 6.1
2017A
2018E
2019E
2020E
2021E
2022E
2023E
Volumes Gathered AMID Financial Projections
Volume Trucked AMID Financial Projections
Volumes Gathered December 20 Meeting
Volume Trucked December 20 Meeting

Asset EBITDA


2018E values adjusted for October and November 2018 actuals
$1.0 $1.0
$2.3 $2.4
$2.8 $2.8
$3.7 $3.7
$3.2 $3.2
$2.2 $2.2
$1.3 $1.3
2017A
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Total Capital Expenditures


$2.7 $2.7
$1.0
$1.5
$– $–
$0.1 $0.1
$0.1 $0.1
$0.1 $0.1
$0.1 $0.1
2017A
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Free Cash Flow


($1.7)($1.7)
$1.3
$0.9
$2.8 $2.8
$3.6 $3.6
$3.1 $3.1
$2.1 $2.1
$1.3 $1.3
2017A
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Source: AMID management
Note: All 2018E values adjusted for October and November 2018 actuals

EVERCORE 28 AMID

Preliminary Draft Subject to Change AMID Financial Projections G Silver Dollar (including West Texas Trucking and Marketing) ($ in millions) Volume (MBoed) Asset EBITDA 2018E values adjusted for October and 68.2 68.2 November 2018 actuals 62.1 62.1 65.7 65.7 57.6 57.6 $15.8 $15.8 $15.6 $15.6 $16.0 $16.0 11.5 11.5 11.5 11.5 $14.5 $14.1 11.5 11.5 $13.9 $13.9 11.5 11.5 $12.0 $12.0 43.5 43.5 33.0 34.8 11.2 11.2 $8.6 $8.6 29.5 29.5 2.2 3.2 54.2 54.2 56.7 56.7 50.6 50.6 46.1 46.1 30.8 31.6 32.3 32.3 2017A 2018E 2019E 2020E 2021E 2022E 2023E 2017A 2018E 2019E 2020E 2021E 2022E 2023E Volumes Gathered Volumes Gathered AMID Financial Projections December 20 Meeting Volume Trucked Volume Trucked AMID Financial Projections December 20 Meeting AMID Financial Projections December 20 Meeting Total Capital Expenditures Free Cash Flow $15.2 $15.1 $15.3 $15.3 $15.2 $15.2 $15.6 $15.6 $12.8 $12.8 $7.0 $7.0 $5.9 $5.9 $6.2 $6.2 $1.6 $1.6 ($0.7) ($1.0) $1.1 $1.1 $0.5 $0.5 $0.4 $0.4 $0.4 $0.4 2017A 2018E 2019E 2020E 2021E 2022E 2023E 2017A 2018E 2019E 2020E 2021E 2022E 2023E AMID Financial Projections December 20 Meeting AMID Financial Projections December 20 Meeting Source: AMID management Note: All 2018E values adjusted for October and November 2018 actuals 29 Preliminary Draft Subject to Change AMID Financial Projections H Cushing Terminal ($ in millions, except per unit amounts) Available Storage Capacity (MMbls) Asset EBITDA / Rate per Barrel $10.0 $0.25 2018E values $8.0 $8.0 adjusted for 3.0 3.0 3.0 3.0 3.0 3.0 3.0 3.0 $0.20 $0.20 $0.20 $0.20 $8.0 October and M) $0.20 2.6 2.6 November 2018 M actuals ($ $6.0 2.0 EBITDA $4.5 $4.5 $4.5 $4.5 $4.5 $4.5 $4.5 $4.5 $0.15 Rate $0.12 $0.10 1.6 $4.0 ($ / 1.3 1.3 $0.10 Bb Asset $2.0 ) l $0.4 $0.3 $0.05 $— 2017A 2018E 2019E 2020E 2021E 2022E 2023E ($2.0) ($1.1) ($1.1) $—2017A 2018E 2019E 2020E 2021E 2022E 2023E AMID Financial Projections December 20 Meeting AMID Financial Projections December 20 Meeting Total Capital Expenditures Free Cash Flow $3.8 $3.8 $8.0 $8.0 $4.5 $4.5 $4.5 $4.5 $4.5 $4.5 $3.6 $3.6 $0.1 $0.9 $0.9 $0.9 ($0.5) $0.3 $— $— $— $— $— $— $— $— ($4.9) ($4.9) 2017A 2018E 2019E 2020E 2021E 2022E 2023E 2017A 2018E 2019E 2020E 2021E 2022E 2023E AMID Financial Projections December 20 Meeting AMID Financial Projections December 20 Meeting Source: AMID management Note: All 2018E values adjusted for October and November 2018 actuals 30

Preliminary Draft Subject to Change

AMID Financial Projections

I NGL Pipeline Interests (Wilprise, Tri-States, Cayenne)

($ in millions)

Volume (MBoed)



87.8 87.8
115.6 114.0
120.9 120.9
123.8 123.8
120.6 120.6
112.1 112.1
104.5 104.5
2017A 2018E 2019E 2020E 2021E 2022E 2023E
AMID Financial Projections
December 20 Meeting

Asset EBITDA[1]



2018E values adjusted for October and November 2018 actuals
$9.8 $9.8
$13.6 $13.2
$15.3 $15.3
$15.8 $15.8
$15.4 $15.4
$14.2 $14.2
$13.2 $13.2
2017A 2018E 2019E 2020E 2021E 2022E 2023E
AMID Financial Projections
December 20 Meeting

Free Cash Flow[1]



$9.8 $9.8
$13.6 $13.2
$15.3 $15.3
$15.8 $15.8
$15.4 $15.4
$14.2 $14.2
$13.2 $13.2
2017A 2018E 2019E 2020E 2021E 2022E 2023E
AMID Financial Projections
December 20 Meeting

Source: AMID management
Note: All 2018E values adjusted for October and November 2018 actuals
1. Pro rata for AMID's 25.3% ownership of Wilprise, 16.7% ownership of Tri-States and 50.0% ownership of Cayenne

EVERCORE 31 AMID

Preliminary Draft Subject to Change

AMID Financial Projections

Summary Financial Overview – AMID Financial Projections

($ in millions)

Asset EBITDA / Adjusted EBITDA / Pro Forma Adjusted EBITDA (2018E only)



$226.4 / $185.3 / $161.6
$24.0
$11.5
$14.5
$27.5
$27.7
$40.3
$80.1
$2.3
$259.0 / $212.4
$0.3
$15.4
$8.6
$2.8
$20.2
$46.9
$94.2
$71.7
$250.4 / $203.8
$4.5
$15.7
$3.7
$13.9
$21.1
$62.6
$59.1
$70.5
$240.9 / $194.3
$4.5
$15.5
$3.2
$15.8
$21.5
$69.4
$47.5
$63.8
$231.3 / $184.7
$4.5
$14.4
$2.2
$15.6
$22.3
$71.1
$44.0
$57.3
$217.5 / $170.9
$4.5
$13.4
$1.3
$16.0
$22.3
$71.6
$38.6
$49.8
2018E 2019E 2020E 2021E 2022E 2023E
Offshore Pipelines (Includes Distributions from Destin and Okeanos)[1]
Natural Gas Gathering and Processing
Silver Dollar Pipeline
NGL Pipeline JV Distributions[1]
Trucking
Distributions from Delta House[1]
Natural Gas Transportation
Bakken Crude Oil Gathering
Terminals

Source: AMID Management
Note: All 2018E values adjusted for October and November 2018 actuals
1. Distribution based on preceding quarter's free cash flow

EVERCORE 32 AMID

Preliminary Draft
Subject to Change

AMID Financial Projections

Summary Financial Overview – AMID Financial Projections (cont'd)

($ in millions, except for per unit amounts)

Capital Expenditures & Acquisitions



$86.3
$88.4
$125.6
$165.6
$55.0
$33.0
$34.6
$34.8
$30.6
$30.6
$31.5
$31.5
2018E
2019E
2020E
2021E
2022E
2023E
AMID Financial Projections
December 20 Meeting

Distributable Cash Flow / DCF per LP Unit



2018E-2023E CAGR: 7.3%
$72.9
$58.9
$120.5
$91.3
$125.1
$95.5
$121.2
$85.4
$115.7
$76.1
$103.8
$54.8
2018E
2019E
2020E
2021E
2022E
2023E
DCF per LP Unit[1]
$0.79
$1.50
$1.50
$1.42
$1.32
$1.15
$0.64
$1.63
$1.67
$1.55
$1.38
$0.99
AMID Financial Projections
December 20 Meeting
As-Converted Basis[2]

Consolidated Debt / Pro Forma Adjusted EBITDA[1]



6.6x
6.8x
3.4x
3.6x
3.2x
3.2x
5.0x
5.3x
2.6x
2.6x
2.4x
2.7x
4.8x
5.1x
2.7x
2.6x
2.1x
2.6x
4.6x
5.3x
2.8x
2.7x
1.8x
2.6x
4.3x
5.4x
2.9x
2.8x
1.4x
2.5x
4.2x
5.9x
3.1x
3.1x
1.0x
2.8x
2018E
2019E
2020E
2021E
2022E
2023E
Senior Secured AMID Financial Projections
Unsecured AMID Financial Projections
Senior Secured December 20 Meeting
Unsecured December 20 Meeting

Source: AMID Management
Note: All 2018E values adjusted for October and November 2018 actuals
1. Pro forma for sale of refined products terminals to Sunoco, LP and assumes cash proceeds used to repay revolving credit facility and fund growth capital expenditures
2. Assumes conversion of Series A-1, Series A-2 and Series C Preferred Units convert into 23,359,144 common units and 550,474 common units are issued per quarter beginning in Q4 2018 for accrued and unpaid distributions on an as-converted basis

EVERCORE
33
AMID

Preliminary Draft
Subject to Change

AMID Financial Projections

AMID Financial Projections

($ in millions, except per unit metrics)

	For the Years Ending December 31,						CAGR
	2018E	2019E	2020E	2021E	2022E	2023E	2018E - 2023E
Offshore Pipelines (Includes Distributions from Destin and Okeanos)[1]	$80.1	$71.7	$70.5	$63.8	$57.3	$49.8	
Distributions from Delta House[1]	40.3	94.2	59.1	47.5	44.0	38.6	
Natural Gas Gathering and Processing	27.7	46.9	62.6	69.4	71.1	71.6	
Natural Gas Transportation	27.5	20.2	21.1	21.5	22.3	22.3	
Silver Dollar Pipeline	14.5	8.6	13.9	15.8	15.6	16.0	
Bakken Crude Oil Gathering	2.3	2.8	3.7	3.2	2.2	1.3	
NGL Pipeline JV Distributions[1]	11.5	15.4	15.7	15.5	14.4	13.4	
Terminals	24.0	(1.1)	4.5	4.5	4.5	4.5	
Trucking	(1.5)	0.3	(0.8)	(0.1)	(0.1)	(0.1)	
Asset EBITDA	**$226.4**	**$259.0**	**$250.4**	**$240.9**	**$231.3**	**$217.5**	**(0.8%)**
Corporate Expenses	(57.7)	(46.7)	(46.7)	(46.7)	(46.7)	(46.7)	
Delta House Distribution Support	17.7	--	--	--	--	--	
Other	(1.2)	--	--	--	--	--	
Adjusted EBITDA	**$185.3**	**$212.4**	**$203.8**	**$194.3**	**$184.7**	**$170.9**	**(1.6%)**
Less: Refined Products and Marine Terminals EBITDA	(23.6)	--	--	--	--	--	
Pro Forma Adjusted EBITDA	**$161.6**	**$212.4**	**$203.8**	**$194.3**	**$184.7**	**$170.9**	**1.1%**
Less: Interest Expense	(75.9)	(73.5)	(67.1)	(61.6)	(57.1)	(54.4)	
Less: Preferred Distributions	(25.1)	--	--	--	--	--	
Less: Maintenance Capital Expenditures	(11.6)	(18.5)	(11.6)	(11.6)	(11.8)	(12.7)	
Pro Forma Distributable Cash Flow	**$49.3**	**$120.5**	**$125.1**	**$121.2**	**$115.7**	**$103.8**	**16.0%**
Distributable Cash Flow	$72.9	$120.5	$125.1	$121.2	$115.7	$103.8	
Distributed Cash Flow							
Common Units - Public	$24.6	$--	$--	$--	$--	$--	
Common Units - Parent	8.2	--	--	--	--	--	
GP	0.4	--	--	--	--	--	
Distributed Cash Flow	$33.2	$--	$--	$--	$--	$--	
Current IDR Tier	*1.3%*	*1.3%*	*1.3%*	*1.3%*	*1.3%*	*1.3%*	
% to GP	*1.3%*	*1.3%*	*1.3%*	*1.3%*	*1.3%*	*1.3%*	
GP IDRs	$--	$--	$--	$--	$--	$--	
Weighted Average LP Units Outstanding	53.0	53.7	54.1	54.4	54.6	54.6	
Weighted Average LP Units Outstanding – As Converted[2]	59.0	78.9	81.5	84.0	86.5	88.7	
DCF / LP Unit[2]	**$1.32**	**$1.94**	**$1.98**	**$1.93**	**$1.88**	**$1.77**	**6.0%**
Distribution per LP Unit	**0.62**	**--**	**--**	**--**	**--**	**--**	**NA**
DCF / LP Unit – As Converted[2,3]	**$0.79**	**$1.50**	**$1.50**	**$1.42**	**$1.32**	**$1.15**	**7.8%**
Distribution per LP Unit	**0.62**	**--**	**--**	**--**	**--**	**--**	**NA**
LP Coverage	2.13x	NA	NA	NA	NA	NA	
Total Coverage	2.20	NA	NA	NA	NA	NA	

Source: AMID Management
1. Distribution based on preceding quarter's free cash flow
2. Pro forma for sale of refined products terminals to Sunoco, LP
3. Assumes conversion of Series A-1, Series A-2 and Series C Preferred Units convert into 23,359,144 common units and 550,474 common units are issued per quarter beginning in Q4 2018 for accrued and unpaid distributions on an as-converted basis

EVERCORE
34
AMID

Preliminary Draft Subject to Change

AMID Financial Projections

AMID Financial Projections (cont'd)

($ in millions)

	For the Years Ending December 31,					
	2018E	2019E	2020E	2021E	2022E	2023E
Sources						
Distributable Cash Flow Surplus / (Shortfall)	$39.8	$120.5	$125.1	$121.2	$115.7	$103.8
Issuances of Preferred Equity	--	36.3	--	--	--	--
Asset Sales	328.7	--	--	--	--	--
Cash from Balance Sheet	--	--	--	--	--	--
Total Sources	$368.5	$156.8	$125.1	$121.2	$115.7	$103.8
Uses						
Growth Capital Expenditures	$74.7	$70.9	$43.3	$23.1	$18.8	$18.8
Acquisition of Pascagoula Gas Plant	--	36.3	--	--	--	--
Bank Fee	13.7	23.7	--	--	--	--
Sale of Blackwater Tax Payment	2.1	--	--	--	--	--
Amortization of Non-Recourse Debt	2.6	4.0	4.2	6.3	6.5	6.7
Other Expenses	2.0	13.0	2.7	1.8	1.4	1.3
Change in Revolver	267.7	9.5	74.9	90.0	89.5	77.6
Cash to Balance Sheet	--	--	--	--	--	--
Other	5.7	(0.6)	0.0	(0.0)	(0.4)	(0.6)
Total Uses	$368.5	$156.8	$125.1	$121.2	$115.7	$103.8
Capitalization						
Cash	$--	$--	$--	$--	$--	$--
Revolving Credit Facility	517.1	507.6	432.7	342.7	253.2	175.6
Midla / TransUnion Notes	87.8	83.7	79.6	73.3	66.7	60.0
8.500% Senior Notes	425.0	425.0	425.0	425.0	425.0	425.0
Letter of Credit	39.0	49.0	49.0	49.0	49.0	49.0
Net Debt	$1,068.9	$1,065.3	$986.3	$890.0	$793.9	$709.6
***Credit Metrics* [1]**						
Total Consolidated Debt / Pro Forma Adjusted EBITDA	6.6x	5.0x	4.8x	4.6x	4.3x	4.2x
Net Consolidated Debt / Pro Forma Adjusted EBITDA	6.6	5.0	4.8	4.6	4.3	4.2
Senior Secured / Pro Forma Adjusted EBITDA	3.2	2.4	2.1	1.8	1.4	1.0

Source: AMID Management
1. Pro forma for sale of refined products terminals to Sunoco, LP and assumes cash proceeds used to repay revolving credit facility and fund growth capital expenditures

EVERCORE 35 AMID

Preliminary Draft Subject to Change

IV. Preliminary Valuation

EVERCORE

Preliminary Draft Subject to Change

Preliminary Valuation

Summary Valuation – AMID LP Unit

($ in millions, except per unit amounts)



For Reference Only
Total Partnership
Sum of the Parts
Discounted Cash Flow Analysis
Peer Trading Analysis
2019E
2020E
Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
2019E
2020E
MLP Premiums Paid
$20.00
$15.00
$10.00
$5.00
$--
($5.00)
Proposed Consideration: $4.50 per Unit
$2.92
$2.62
$4.32
$3.01
$1.71
$3.50
$5.95
$--
$--
$--
$--
$--
$--
$0.04
$8.10
$6.40
$5.74
$3.50
Implied MLP Premiums Paid based on September 27, 2018
Implied MLP Premiums Paid based on January 3, 2018
Adjusted 2019E EBITDA
$212.4
Adjusted 2023E EBITDA
$170.9
Adjusted 2019E EBITDA
$212.4
Adjusted 2020E EBITDA
$203.8
Adjusted 2019E EBITDA
$212.4
Adjusted 2023E EBITDA
$170.9
Adjusted 2019E EBITDA
$212.4
Adjusted 2020E EBITDA
$203.8
Adjusted 2019E EBITDA
$212.4
Adjusted 2020E EBITDA
$203.8

EVERCORE 36 AMID

Preliminary Draft Subject to Change

Preliminary Valuation

Financial Projections Assumptions – Impact Analysis

($ in millions, except per unit amounts)

				Impact to Terminal Year		Impact to	
Business / Segment	Description	Impact to 2019E EBITDA	Capital Expenditures[1]	EBITDA	Free Cash Flow	Total Partnership DCF Value per Unit	SOTP DCF Value per Unit
A Gathering & Processing	• Assumes 12 wells in 1H 2019 and ± 0.5 rigs thereafter running on Diamondback acreage adjacent to Yellow Rose	± $2.1	± $4.3	± $4.9	± $3.9	± $0.64 – $0.77	± $0.59 – $0.79
	• Assumes ± 0.5 rigs running on Denbury / PVAC acreage dedicated to Lavaca	± 2.0	± 18.2	± 6.8	± 3.6	± 0.68 – 0.85	± 0.60 – 0.88
B Natural Gas Transportation	• Assumes 2019E 50% reduction to volume decline on Magnolia pipeline	0.5	–	0.5	0.5	0.08 – 0.09	0.07 – 0.08
	• Reduction in annual maintenance capex forecast from $3.5 million to $1.5 million in each of 2020E, 2021E, 2022E and 2023E	–	(9.5)	–	2.0	0.14 – 0.32	0.27 – 0.38
C Offshore Pipelines (excl. Delta House)	• Assumes reduction of unplanned downtime to 4% and hurricane days to 10 (overall approximately 20% reduction of downtime)	0.9	–	0.7	0.7	0.11 – 0.13	0.10 – 0.12
	• Volume decline rate of 8% instead of 10%	0.6	–	3.0	3.0	0.40 – 0.48	0.35 – 0.47
	• Execution of MPOG – Shell Delta Connect Project	0.1	–	0.1	0.1	0.02	0.01 – 0.02
D Delta House	• Assumes reduction of unplanned downtime to 4% and hurricane days to 10 (overall approximately 20% reduction of downtime) for 2019E only	1.4[2]	–	–	–	$0.02 – 0.03	0.01
	• Assumes production on first tie-in well accelerates to December 2020 (from December 2021)	–	–	(0.4)[2]	(0.4)[2]	0.02	0.01
	• Assumes tie-in of third well at the average type curves and rates of previous two tie-in wells with production beginning in December 2021	–	–	3.5[2]	3.5[2]	0.40 - 0.49	0.28 – 0.46
E Trucking	• 2020E to 2023E South Texas volumes remain flat at 2019E levels of 11MBpd	–	–	0.5	0.5	0.08 - 0.09	0.06 – 0.08[3]

1. Cumulative incremental Q2 2019E – 2023E capital expenditures
2. Pro-rata for AMID's 35.65% share of Delta House
3. Based on 6.0x – 8.0x 2019E precedent transaction multiple for trucking

EVERCORE 37 AMID

Preliminary Draft Subject to Change

Preliminary Valuation

Financial Projections Assumptions – Impact Analysis (cont'd)

($ in millions, except per unit amounts)

				Impact to Terminal Year		Impact to	
Business / Segment	Description	Impact to 2019E EBITDA	Capital Expenditures[1]	EBITDA	Free Cash Flow	Total Partnership DCF Value per Unit	SOTP DCF Value per Unit
F Bakken Crude	• Assumes volume decline on production of 10.0% instead of 16.6%	$–	$–	$0.8	$0.8	$0.09 - $0.12	$0.08 – $0.15
G Silver Dollar Pipeline	• Assumes ± 0.5 additional rigs per year post-2020 for each of Hunt and Discovery	± –	± –	± 1.5	± 1.5	± 0.18 - 0.21	± 0.17 – 0.28
	• Earthstone and Discovery newbuild gathering projects executed	2.6	6.0	4.3	4.3	0.65 - 0.76	0.64 – 0.97
H Cushing	• Assumes long-term market storage rates of $0.26 / Bbl / Month (versus $0.10 - $0.20 / Bbl / Month)	2.5	–	2.2	2.2	0.36 - 0.41	0.40 – 0.51
I NGL Pipeline Interests	• Cayenne volumes continue to exceed expectations at 15% above forecast	–	–	2.2	2.2	0.25 - 0.30	0.29 – 0.39
	• Project Loop 610 is executed	–	65.6	12.1	12.1	0.57 – 0.89	0.79 – 1.34
Corporate Expenses	• Reduction in corporate expenses of $5.0 million per year	3.8	–	5.0	5.0	0.79 - 0.93	0.79 – 1.01
Divestitures	• Divestitures are completed at AMID's assumed valuation	(18.5)	(46.6)	(39.4)	(35.4)	0.77 – 2.18	(0.60) – 1.63
Commodity Price Sensitivity	• Strip pricing for crude oil and natural gas[2]	(4.0)	–	(1.9)	(1.9)	(0.35) – (0.32)	(0.36) – (0.31)
	• +$5.00 / Bbl crude oil pricing (impacts G&P, Offshore Pipelines, Bakken Crude and Silver Dollar Pipeline)	2.1	–	2.6	2.6	0.38 - 0.45	0.37 – 0.48
	• +$0.30 / MMBtu natural gas pricing (impacts G&P, Natural Gas Transport and Offshore Pipelines)	0.3	–	0.3	0.3	0.04 - 0.05	0.05

1. Cumulative Q2 2019E – 2023E capital expenditures
2. Strip pricing as of January 10, 2019

EVERCORE 38 AMID

Preliminary Draft Subject to Change

Preliminary Valuation

Valuation Methodologies

- The following sets forth the methodologies utilized by Evercore in its preliminary valuation of AMID common units, each assuming a March 31, 2019 valuation date.

Methodology	Description	Metrics/Assumptions
Total Company Discounted Cash Flow Analysis	• Values AMID common units based on the concept of the time value of money • Utilizing the AMID Financial Projections herein, Evercore: – Utilized varying WACC discount rates and applied various perpetuity growth rates to derive after-tax valuation ranges for AMID – Calculated terminal values based on a range of multiples of EBITDA as well as assumed perpetuity growth rates	• Discounted the projected cash flows to the assumed March 31, 2019 effective date • EBITDA exit multiple of 7.5x to 9.5x (consistent with natural gas gathering and processing, offshore and diversified master limited partnerships ("MLPs") valuations over an extended period of time) • Perpetuity growth rate of 1.75% to 2.25% • WACC of 9.0% to 10.0% based on capital asset pricing model ("CAPM") for natural gathering processing, offshore and diversified MLPs • Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2019E to 2023E and a terminal value tax rate of 37.0% • For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures
Total Company Peer Group Trading Analysis	• Values AMID common units based on current market enterprise value multiples of relevant EBITDA of selected comparable natural gas gathering and processing, offshore and diversified MLPs	• Enterprise value / EBITDA multiples applied to 2019E and 2020E adjusted EBITDA for all EBITDA excluding Delta House • Enterprise value / EBITDA multiples applied to 2025E Delta House EBITDA, based on stepdown in anchor rate from $4.50 per Boe to $1.50 per Boe in 2020E, expiration of fixed gathering revenues in 2022E and peak production of second tie-in well in 2025E; Delta House cash flows from March 31, 2019E to 2024E in excess of 2025E cash flow levels discounted at 9.5% WACC
Sum of the Parts Discounted Cash Flow Analysis	• Values AMID common units based the sum of the valuation of each business unit and corporate liabilities implied by the discounted cash flow of each business unit and the company as a whole	• Discounted the projected cash flows to the assumed March 31, 2019 effective date • WACC based on CAPM of similar assets • Unitholder effective tax rate of 29.6% (80.0% at 37.0% top bracket) from 2019E to 2023E and a terminal value tax rate of 37.0% • For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures
Sum of the Parts Precedent M&A Analysis	• Values AMID common units based the sum of the valuation of each business unit and corporate liabilities implied by historical transactions of similar assets	• Enterprise value / EBITDA multiples applied to 2019E and 2020E EBITDA
Sum of the Parts Peer Group Trading Analysis	• Values AMID common units based the sum of the valuation of each business unit and corporate liabilities implied by the current market enterprise value multiples of relevant EBITDA for MLPs with similar assets	• Enterprise value / EBITDA multiples applied to 2019E and 2020E EBITDA
Premiums Paid Analysis	• Values AMID common units based on historical premiums • paid in (i) MLP buy-ins and (ii) MLP mergers since 2011	• Median 30-Day, 60-Day and 90-Day premiums paid applied to relevant unit prices

EVERCORE 39 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation

Summary Valuation – Total Partnership


Discounted Cash Flow Analysis
Peer Trading Analysis
2019E
Peer Trading Analysis
2020E
$15.00
$11.00
$7.00
$3.00
($1.00)
($5.00)
$2.92
$--
$2.62
$--
$4.32
$--

9.0% – 10.0% WACC		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 7.5x – 9.5x	Perpetuity Growth Rate: 1.75% – 2.25%	All Assets Other than Delta House: 2019E EBITDA Multiple: 8.0x – 10.0x	All Assets Other than Delta House: 2020E EBITDA Multiple: 7.0x – 9.0x
		Delta House: 2025E EBITDA Multiple: 8.0x – 10.0x March 31, 2019E – December 31, 2024E Cash Flow in Excess of 2025E Cash Flow Discounted at Midpoint 9.5% WACC	

Source: AMID Management

EVERCORE 40 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation

Discounted Cash Flow Analysis – Assumptions

- Evercore utilized the following assumptions to analyze AMID's discounted cash flows:
  - Discounted the projected cash flows to March 31, 2019
  - EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections assuming no asset sales
  - Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket)
  - Mid-point discount rate of 9.5% utilizing WACC based on CAPM
  - Terminal value based on a (i) 7.5x to 9.5x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate
    - Tax depreciation assumed to equal maintenance capital expenditures in perpetuity

EVERCORE 41 AMID

Preliminary Draft Subject to Change Preliminary Valuation Total Partnership – Discounted Cash Flow Analysis ($ in millions, except per unit amounts) AMID Financial Projections For the Nine Month Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth Adjusted EBITDA $160.3 $203.8 $194.3 $184.7 $170.9 $170.9 $170.9 Less: Tax Depreciation and Amortization (1,520.6) (55.0) (34.6) (30.6) (31.5) (12.7) EBIT ($1,360.3) $148.8 $159.7 $154.0 $139.4 $158.2 Less: Cash Taxes — (7.0) (7.6) (7.3) (6.6) (58.5) EBIAT ($1,360.3) $141.8 $152.1 $146.7 $132.8 $99.7 Plus: Tax Depreciation and Amortization 1,520.6 55.0 34.6 30.6 31.5 12.7 Less: Growth Capital Expenditures (76.8) (43.3) (23.1) (18.8) (18.8) —Less: Maintenance Capital Expenditures (14.7) (11.6) (11.6) (11.8) (12.7) (12.7) Unlevered Free Cash Flow $68.8 $141.8 $152.1 $146.7 $132.8 $99.7 EBITDA Multiple / Perpetuity Growth Rate 8.5x 2.0% Terminal Value $1,452.8 $1,355.5 PV of Terminal Value @ 9.5% Discount Rate $944.0 $880.8 Plus: PV of Unlevered Free Cash Flow @ 9.5% Discount Rate 516.7 Implied Enterprise Value $1,460.7 $1,397.5 Less: Estimated Net Debt outstanding as of March 31, 2019 (1,079.7) Less: Liquidation Value of Series A-1 Convertible Preferred Units as of March 31, 2019 (128.7) Less: Liquidation Value of Series A-2 Convertible Preferred Units as of March 31, 2019 (60.5) Less: Liquidation Value of Series C Convertible Preferred Units as of March 31, 2019 (137.1) Less: Liquidation Value of New Preferred Issued in 1Q 2019E (36.3) Total Common Equity Value $18.4 ($44.8) Estimated Total Units Outstanding as of March 31, 20191 54.2 Value per LP Unit $0.34 ($0.83) Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 6.5x 7.5x 8.5x 9.5x 10.5x 1.75% 1.75% 2.00% 2.25% 2.25% 8.5% ($2.96) ($0.82) $1.32 $3.46 $5.60 8.5% $1.94 $1.94 $2.72 $3.55 $3.55 ACC 9.0% (3.36) (1.27) 0.82 2.92 5.01 ACC 9.0% 0.16 0.16 0.82 1.52 1.52 W 9.5% (3.76) (1.71) 0.34 2.39 4.44 W 9.5% (1.39) (1.39) (0.83) (0.22) (0.22) 10.0% (4.14) (2.14) (0.13) 1.87 3.88 10.0% (2.76) (2.76) (2.27) (1.75) (1.75) 10.5% (4.52) (2.56) (0.60) 1.37 3.33 10.5% (3.97) (3.97) (3.54) (3.09) (3.09) 1. Includes 1,049,659 general partner units estimated outstanding as of March 31, 2019 and an additional 378,478 LTIP units issued in Q4 2018 and Q1 2019 42Preliminary Draft Subject to Change Preliminary Valuation Peer Group Trading ($ in millions, except per unit or share amounts) Price Equity Enterprise Enterprise Value / EBITDA Distribution Yield Distribution Total Partnership / Corporation 1/11/19 Value Value 2019E 2020E Current 2019E Growth Return Offshore Piplines Plains All American Pipeline, L.P. $23.41 $17,002.0 $28,633.0 10.2x 10.2x 5.1% 5.6% 10.9% 16.1% Genesis Energy, L.P. 21.08 2,584.0 6,990.3 10.0 9.6 10.2% 10.9% 4.7% 15.0% Shell Midstream Partners, L.P. 18.62 4,252.4 6,167.3 7.4 6.3 8.2% 9.2% 5.0% 13.2% Mean 9.2x 8.7x 7.9% 8.6% 6.9% 14.8% Median 10.0 9.6 8.2% 9.2% 5.0% 15.0% Natural Gas Gathering and Processing CNX Midstream Partners LP $17.49 $1,135.8 $1,640.8 7.0x 6.0x 8.0% 9.0% 14.1% 22.1% Crestwood Equity Partners LP 30.79 2,262.7 4,659.5 9.9 8.7 7.8% 8.1% 4.3% 12.1% DCP Midstream Partners, LP 31.50 4,606.6 10,394.0 8.4 7.4 9.9% 9.9% 1.9% 11.8% Enable Midstream Partners, LP 14.81 6,416.0 10,574.0 9.4 9.2 8.6% 8.6% 3.9% 12.4% Hess Midstream Partners LP 19.73 1,098.8 1,064.2 9.6 7.6 7.2% 8.2% 12.2% 19.5% Noble Midstream Partners LP 32.01 1,269.7 2,527.9 8.5 7.1 7.0% 8.2% 17.4% 24.4% Summit Midstream Partners, LP 12.83 960.3 2,863.7 8.8 8.3 17.9% 17.9% —% 17.9% Targa Resources Corp. 42.08 9,648.2 17,724.0 11.5 9.1 8.7% 8.7% 3.3% 11.9% Mean 9.1x 7.9x 9.4% 9.8% 7.1% 16.5% Median 9.1 7.9 8.3% 8.6% 4.1% 15.2% Source: FactSet, Public filings 43

Preliminary Draft
Subject to Change

Preliminary Valuation

Total Partnership – Peer Group Trading Analysis

($ in millions, except per unit amounts)

2019E Summary Results

Adjusted 2019E EBITDA		$212.4	
Less: 2019E Class A Distributions from Delta House		(94.2)	
Run Rate 2019E Adjusted EBITDA		$118.2	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Enterprise Value (All Assets Other than Delta House)	**$945.3**	-	**$1,181.7**
2025E Delta House Cash Flows		$28.7	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Delta House Enterprise Value	**$230.0**	-	**$287.5**
(A) Plus: Present Value of Delta House Cash Flows from March 31, 2019E to December 31, 2024E in excess of 2025E Cash Flows at 9.5%		115.0	
Less: Estimated Net Debt outstanding as of March 31, 2019		(1,079.7)	
Less: Liquidation Value of Series A-1 Convertible Preferred Units as of March 31, 2019		(128.7)	
Less: Liquidation Value of Series A-2 Convertible Preferred Units as of March 31, 2019		(60.5)	
Less: Liquidation Value of Series C Convertible Preferred Units as of March 31, 2019		(137.1)	
Less: Liquidation Value of New Preferred Issued in 1Q 2019E		(36.3)	
Total Common Equity Value	**($152.0)**	-	**$141.8**
Estimated Total Units Outstanding as of March 31, 2019[1]		54.2	
Value per LP Unit	**($2.80)**	-	**$2.62**

2020E Summary Results

Adjusted 2020E EBITDA		$203.8	
Less: 2020E Class A Distributions from Delta House		(59.1)	
Run Rate 2020E Adjusted EBITDA		$144.8	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value (All Assets Other than Delta House)	**$1,013.3**	-	**$1,302.8**
2025E Class A Cash Flows from Delta House		$28.7	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Delta House Enterprise Value	**$201.2**	-	**$258.7**
(A) Plus: Present Value of Delta House Cash Flows from March 31, 2019E to December 31, 2024E in excess of 2025E Cash Flows at 9.5%		115.0	
Less: Estimated Net Debt outstanding as of March 31, 2019		(1,079.7)	
Less: Liquidation Value of Series A-1 Convertible Preferred Units as of March 31, 2019		(128.7)	
Less: Liquidation Value of Series A-2 Convertible Preferred Units as of March 31, 2019		(60.5)	
Less: Liquidation Value of Series C Convertible Preferred Units as of March 31, 2019		(137.1)	
Less: Liquidation Value of New Preferred Issued in 1Q 2019E		(36.3)	
Total Common Equity Value	**($112.8)**	-	**$234.2**
Estimated Total Units Outstanding as of March 31, 2019[1]		54.2	
Value per LP Unit	**($2.08)**	-	**$4.32**

1. Includes 1,049,659 general partner units estimated outstanding as of March 31, 2019 and an additional 378,478 LTIP units issued in Q4 2018 and Q1 2019

EVERCORE 44 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation

(A) Present Value of Incremental Class A Delta House Cash Flows

($ in millions, except per unit amounts)

	For the Nine Months Ending December 31, 2019E	For the Years Ending December 31, 2020E	2021E	2022E	2023E	2024E
Cash Flows Attributable to Class A Holders (35.65%)	$72.5	$59.9	$47.9	$45.4	$40.1	$32.2
Less: 2025E Class A Cash Flows (35.65%)	(21.6)	(28.7)	(28.7)	(28.7)	(28.7)	(28.7)
Incremental Cash Flow	**$51.0**	**$31.2**	**$19.2**	**$16.6**	**$11.4**	**$3.5**
Present Value of 2019E – 2025E Cash Flow in Excess of 2025E Cash Flow @ 9.5% Discount Rate						**$115.0**

EVERCORE 45 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation

Summary – Sum of the Parts – Discounted Cash Flow Analysis

($ in millions, except for per unit amounts)

	Assumptions: WACC Range	Assumptions: EBITDA Exit Multiple Range	Assumptions: Perpetuity Growth Rate Range	Resulting Enterprise Value Range: Low	Resulting Enterprise Value Range: High	Implied 2018E EBITDA Multiple: Low		Implied 2018E EBITDA Multiple: High	Divestiture Sale Price Assumption
Natural Gas Gathering and Processing	8.0% – 9.0%	6.5x – 8.5x	0.75% – 1.25%	$406.9	$549.1	8.2x [1]	-	11.1x [1]	
Natural Gas Transportation	7.5% – 8.5%	9.0 – 11.0	1.75% – 2.25%	179.6	233.8	6.5	-	8.5	$207.0
Offshore Pipelines excl. Delta House	8.0% – 9.0%	6.0 – 8.0	(1.00%) – 1.00%	437.3	554.0	6.1	-	7.7	
Delta House	8.0% – 9.0%	2.0 – 4.0	(11.00%) – (9.00%)	296.3	364.0	4.7 [2]	-	5.7 [2]	
Bakken Crude Oil Gathering	7.5% – 8.5%	6.0 – 8.0	1.75% – 2.25%	15.7	21.5	6.8	-	9.4	50.0
Silver Dollar Pipeline	7.5% – 8.5%	7.0 – 9.0	1.75% – 2.25%	123.5	184.2	8.5	-	12.7	150.0
Cushing Terminal	7.5% – 8.5%	8.0 – 10.0	1.75% – 2.25%	33.5	42.3	N.M.	-	N.M.	
NGL JV Interests	8.0% – 9.0%	10.0 – 12.0	1.75% – 2.25%	131.0	164.5	9.6	-	12.1	
Crude Oil Trucking[3]				--	5.0	N.M.	-	N.M.	
Total Enterprise Value (Pre Corporate G&A)				**$1,623.7**	**$2,118.3**	**6.7x**		**8.7x**	
Less: Value of Corporate G&A	7.9% – 8.9%	8.5x – 10.1x	1.75% – 2.25%	(399.8)	(512.9)				
Total Enterprise Value				**$1,223.9**	**$1,605.4**	**6.6x**	-	**8.7x**	
Less: Estimated Net Debt outstanding as of March 31, 2019				(1,079.7)					
Less: Liquidation Value of Series A-1 Convertible Preferred Units as of March 31, 2019				(128.7)					
Less: Liquidation Value of Series A-2 Convertible Preferred Units as of March 31, 2019				(60.5)					
Less: Liquidation Value of Series C Convertible Preferred Units as of March 31, 2019				(137.1)					
Less: Liquidation Value of New Preferred Issued in 1Q 2019E				(36.3)					
Total Common Equity Value				**($218.4)**	**$163.1**				
Estimated Total Units Outstanding as of March 31, 2019[4]				54.2					
Value per LP Unit				**($4.03)**	**$3.01**				
Incremental Value of Divestitures				**($32.5)**	**$88.3**				
Estimated Total Units Outstanding as of March 31, 2019[4]				54.2					
Incremental Value per LP Unit				**($0.60)**	**$1.63**				
Value per LP Unit Adjusted for Divestitures				**($4.63)**	**$4.64**				

Note: Blended weighted average WACC and EBITDA multiple from peer trading comps (excluding Delta House) applied to value of corporate G&A valuation
1. Based on 2019E EBITDA
2. Based on 4Q 2018 annualized EBITDA
3. Assumes liquidation value of zero to $5.0 million
4. Includes 1,049,659 general partner units estimated outstanding as of March 31, 2019 and an additional 378,478 LTIP units issued in Q4 2018 and Q1 2019

EVERCORE 46 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation

Summary – Sum of the Parts – Precedent M&A Analysis

($ in millions, except for per unit amounts)

	Assumptions: 2019E EBITDA Multiple Range	Assumptions: 2020E EBITDA Multiple Range	Resulting Enterprise Value Range[1]: Low	Resulting Enterprise Value Range[1]: High	Implied 2018E EBITDA Multiple: Low		Implied 2018E EBITDA Multiple: High	Divestiture Sale Price Assumption
Natural Gas Gathering and Processing	7.0x – 9.0x	7.0x – 9.0x	$276.7	$430.2	5.6x [2]	-	8.7x [2]	
Natural Gas Transportation	9.0 – 11.0	9.0 – 11.0	165.4	211.0	6.0	-	7.7	$207.0
Offshore Pipelines excl. Delta House	6.0 – 8.0	6.0 – 8.0	404.8	586.9	5.6	-	8.1	
Delta House[3]			296.3	364.0	4.7 [4]	-	5.7 [4]	
Bakken Crude Oil Gathering	7.0 – 9.0	7.0 – 9.0	19.3	30.5	8.4	-	13.3	50.0
Silver Dollar Pipeline	7.0 – 9.0	7.0 – 9.0	56.4	110.2	3.9	-	7.6	150.0
Cushing Terminal		8.0 – 10.0	32.7	40.8	N.M.	-	N.M.	
NGL JV Interests	10.0 – 12.0	10.0 – 12.0	142.8	179.7	10.5	-	13.2	
Crude Oil Trucking[5]			--	5.0	N.M.	-	N.M.	
Total Enterprise Value (Pre Corporate G&A)			**$1,394.4**	**$1,958.3**	**5.7x**	-	**8.0x**	
Less: Value of Corporate G&A	7.3x – 9.2x	7.3x – 9.2x	(309.8)	(423.2)				
Total Enterprise Value			**$1,084.6**	**$1,535.1**	**5.9x**	-	**8.3x**	
Less: Estimated Net Debt outstanding as of March 31, 2019			(1,079.7)					
Less: Liquidation Value of Series A-1 Convertible Preferred Units as of March 31, 2019			(128.7)					
Less: Liquidation Value of Series A-2 Convertible Preferred Units as of March 31, 2019			(60.5)					
Less: Liquidation Value of Series C Convertible Preferred Units as of March 31, 2019			(137.1)					
Less: Liquidation Value of New Preferred Issued in 1Q 2019E			(36.3)					
Total Common Equity Value			**($357.7)**	**$92.9**				
Estimated Total Units Outstanding as of March 31, 2019[6]			54.2					
Value per LP Unit			**($6.60)**	**$1.71**				
Incremental Value of Divestitures			**$55.3**	**$165.9**				
Estimated Total Units Outstanding as of March 31, 2019[6]			54.2					
Incremental Value per LP Unit			**$1.02**	**$3.06**				
Value per LP Unit Adjusted for Divestitures			**($5.58)**	**$4.77**				

Note: Blended weighted average WACC and EBITDA exit multiple (excluding Delta House) applied to value of corporate G&A valuation
1. Future enterprise value and capital expenditures discounted to the present value using midpoint of WACC range for each segment utilized in the Discounted Cash Flow analyses
2. Based on 2019E EBITDA
3. Based on discounted cash flow analysis
4. Based on 4Q 2018 annualized EBITDA
5. Assumes liquidation value of zero to $5.0 million
6. Includes 1,049,659 general partner units estimated outstanding as of March 31, 2019 and an additional 378,478 LTIP units issued in Q4 2018 and Q1 2019

EVERCORE 47 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation

Summary – Sum of the Parts – Peer Trading Analysis – 2019E

($ in millions, except for per unit amounts)

	Assumptions: 2019E EBITDA Multiple Range	Resulting Enterprise Value Range: Low	Resulting Enterprise Value Range: High	Implied 2018E EBITDA Multiple: Low	Implied 2018E EBITDA Multiple: High	Divestiture Sale Price Assumption
Natural Gas Gathering and Processing	8.5x – 9.5x	$398.6	$445.5	8.1x[1]	9.0x[1]	
Natural Gas Transportation	9.0 – 10.0	181.8	202.0	6.6	7.3	$207.0
Offshore Pipelines excl. Delta House	8.0 – 10.0	599.0	748.8	8.3	10.4	
Delta House[2]		296.3	364.0	4.7[3]	5.7[3]	
Bakken Crude Oil Gathering	8.0 – 10.0	22.5	28.2	9.8	12.3	50.0
Silver Dollar Pipeline	8.0 – 10.0	69.2	86.5	4.8	6.0	150.0
Cushing Terminal[4]	7.0 – 8.5	31.5	38.2	N.M.	N.M.	
NGL JV Interests	10.0 – 12.0	152.8	183.4	11.2	13.5	
Crude Oil Trucking[5]		--	5.0	N.M.	N.M.	
Total Enterprise Value (Pre-Corporate G&A)		**$1,751.7**	**$2,101.5**	**7.2x**	**8.6x**	
Less: Value of Corporate G&A	8.5x – 10.1x	(395.1)	(469.5)			
Total Enterprise Value		**$1,356.6**	**$1,631.9**	**7.4x**	**8.9x**	
Less: Estimated Net Debt outstanding as of March 31, 2019		(1,079.7)				
Less: Liquidation Value of Series A-1 Convertible Preferred Units as of March 31, 2019		(128.7)				
Less: Liquidation Value of Series A-2 Convertible Preferred Units as of March 31, 2019		(60.5)				
Less: Liquidation Value of Series C Convertible Preferred Units as of March 31, 2019		(137.1)				
Less: Liquidation Value of New Preferred Issued in 1Q 2019E		(36.3)				
Total Common Equity Value		**($85.6)**	**$189.7**			
Estimated Total Units Outstanding as of March 31, 2019[6]		54.2				
Value per LP Unit		**($1.58)**	**$3.50**			
Incremental Value of Divestitures		**$90.4**	**$133.5**			
Estimated Total Units Outstanding as of March 31, 2019[6]		54.2				
Incremental Value per LP Unit		**$1.67**	**$2.46**			
Value per LP Unit Adjusted for Divestitures		**$0.09**	**$5.96**			

Note: Blended weighted average WACC and EBITDA exit multiple (excluding Delta House) applied to value of corporate G&A valuation
1. Based on 2019E EBITDA
2. Based on discounted cash flow analysis
3. Based on 4Q 2018 annualized EBITDA
4. Based on 2020E EBITDA
5. Assumes liquidation value of zero to $5.0 million
6. Includes 1,049,659 general partner units estimated outstanding as of March 31, 2019 and an additional 378,478 LTIP units issued in Q4 2018 and Q1 2019

EVERCORE 48 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation

Summary – Sum of the Parts – Peer Trading Analysis – 2020E

($ in millions, except for per unit amounts)

	Assumptions: 2020E EBITDA Multiple Range	Resulting Enterprise Value Range: Low	Resulting Enterprise Value Range: High	Implied 2018E EBITDA Multiple: Low	Implied 2018E EBITDA Multiple: High	Divestiture Sale Price Assumption
Natural Gas Gathering and Processing	7.5x – 8.5x	$472.4	$532.5	9.6x[1]	10.8x[1]	
Natural Gas Transportation	8.0 – 10.0	169.1	211.4	6.1	7.7	$207.0
Offshore Pipelines excl. Delta House	7.5 – 9.5	560.4	709.8	7.8	9.8	
Delta House[2]		296.3	364.0	4.7[3]	5.7[3]	
Bakken Crude Oil Gathering	7.5 – 9.5	28.0	35.5	12.2	15.4	50.0
Silver Dollar Pipeline	7.5 – 9.5	104.1	131.9	7.2	9.1	150.0
Cushing Terminal	7.0 – 8.5	31.5	38.2	N.M.	N.M.	
NGL JV Interest	9.0 – 11.0	142.3	173.9	10.5	12.8	
Crude Oil Trucking[4]		--	5.0	N.M.	N.M.	
Total Enterprise Value (Pre Corporate G&A)		**$1,804.1**	**$2,202.2**	**7.4x**	**9.0x**	
Less: Value of Corporate G&A	7.7x – 9.4x	(359.7)	(437.4)			
Total Enterprise Value		**$1,444.4**	**$1,764.7**	**7.8x**	**9.6x**	
Less: Estimated Net Debt outstanding as of March 31, 2019		(1,079.7)				
Less: Liquidation Value of Series A-1 Convertible Preferred Units as of March 31, 2019		(128.7)				
Less: Liquidation Value of Series A-2 Convertible Preferred Units as of March 31, 2019		(60.5)				
Less: Liquidation Value of Series C Convertible Preferred Units as of March 31, 2019		(137.1)				
Less: Liquidation Value of New Preferred Issued in 1Q 2019E		(36.3)				
Total Common Equity Value		**$2.1**	**$322.5**			
Estimated Total Units Outstanding as of March 31, 2019[5]		54.2				
Value per LP Unit		**$0.04**	**$5.95**			
Incremental Value of Divestitures		**$28.2**	**$105.8**			
Estimated Total Units Outstanding as of March 31, 2019[5]		54.2				
Incremental Value per LP Unit		**$0.52**	**$1.95**			
Value per LP Unit Adjusted for Divestitures		**$0.56**	**$7.90**			

Note: Blended weighted average WACC and EBITDA exit multiple (excluding Delta House) applied to value of corporate G&A valuation
1. Based on 2019E EBITDA
2. Based on discounted cash flow analysis
3. Based on 4Q 2018 annualized EBITDA
4. Assumes liquidation value of zero to $5.0 million
5. Includes 1,049,659 general partner units estimated outstanding as of March 31, 2019 and an additional 378,478 LTIP units issued in Q4 2018 and Q1 2019

EVERCORE 49 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation

Precedent MLP Buy-ins and Midstream Mergers

Selected MLP Buy-ins

Date Announced	Acquiror(s) / Target	Consideration	Premium[1] 1-Day Prior Spot	30-Day VWAP	60-Day VWAP	90-Day VWAP
07/10/18	ArcLight Energy Partners Fund VI, L.P. / TransMontaigne Partners L.P.	Cash-for-Unit	13.5%	8.6%	8.2%	10.2%
11/08/18	Western Gas Equity Partners, LP / Western Gas Partners, LP	Unit-for-Unit	7.6%	13.8%	9.3%	5.9%
10/22/18	EnLink Midstream, LLC / EnLink Midstream Partners, LP	Unit-for-Unit	1.1%	(0.6%)	1.5%	5.8%
10/19/18	Valero Energy Corporation / Valero Energy Partners LP	Cash-for-Unit	6.0%	11.9%	10.9%	10.2%
10/09/18	Antero Midstream GP LP / Antero Midstream Partners LP	Cash/Stock-for-Unit	18.6%	6.6%	7.3%	8.2%
10/08/18	Navios Maritime Acquisition Corp. / Navios Maritime Midstream Partners, LP[2]	Stock-for-Unit	9.3%	4.8%	(1.4%)	(5.8%)
08/01/18	Energy Transfer Equity, L.P. / Energy Transfer Partners, L.P.	Unit-for-Unit	11.2%	19.2%	22.3%	27.4%
05/17/18	The Williams Companies, Inc. / Williams Partners L.P.[3]	Stock-for-Unit	13.6%	5.8%	1.0%	3.4%
05/17/18	Enbridge Inc. / Enbridge Energy Partners, L.P.	Stock-for-Unit	13.9%	15.9%	10.4%	0.8%
05/17/18	Enbridge Inc. / Spectra Energy Partners, LP	Stock-for-Unit	20.8%	18.7%	13.7%	7.6%
03/26/18	Tallgrass Energy GP, LP / Tallgrass Energy Partners, L.P.[4]	Stock-for-Unit	0.1%	6.4%	9.2%	8.7%
01/02/18	Archrock, Inc. / Archrock Partners, L.P.	Stock-for-Unit	23.4%	27.7%	21.6%	18.6%
06/02/17	World Point Terminals, Inc. / World Point Terminals, LP	Cash-for-Unit	5.8%	3.4%	3.2%	3.5%
05/18/17	Energy Transfer Partners, LP / PennTex Midstream Partners, LP	Cash-for-Unit	20.1%	19.9%	22.6%	24.4%
03/02/17	VTTI B.V. / VTTI Energy Partners LP	Cash-for-Unit	6.0%	6.8%	14.2%	13.5%
02/01/17	ONEOK, Inc. / ONEOK Partners, L.P.	Stock-for-Unit	25.8%	22.4%	26.2%	29.0%
01/27/17	Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P.	Cash-for-Unit	(8.6%)	5.4%	11.3%	5.8%
		Median	**11.2%**	**8.6%**	**10.4%**	**8.2%**
		Mean	**11.1%**	**11.6%**	**11.3%**	**10.4%**

Selected Midstream Mergers

Date Announced	Acquiror(s) / Target	Consideration	Premium[1] 1-Day Prior Spot	30-Day VWAP	60-Day VWAP	90-Day VWAP
04/26/18	EQT Midstream Partners, LP / Rice Midstream Partners LP	Unit-for-Unit	9.8%	12.5%	6.1%	2.9%
08/29/17	Zenith Energy U.S., L.P. / Arc Logistics Partners LP	Cash-for-Unit	15.2%	12.3%	12.1%	12.2%
08/14/17	Andeavor Logistics LP / Western Refining Logistics, LP	Unit-for-Unit	6.4%	NA	NA	NA
		Median	**9.8%**	**12.4%**	**9.1%**	**7.5%**
		Mean	**10.5%**	**12.4%**	**9.1%**	**7.5%**

Source: Bloomberg, FactSet, public filings
1. VWAP premiums paid are calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of the acquiror's shares / units on the last trading day prior to announcement plus any cash received, by the 30, 60 or 90 trading day VWAP of the target as calculated from the last undisturbed trading day prior to the announcement
2. VWAP premiums paid are calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of the acquiror's shares on the last trading day prior to announcement by the 30, 60 or 90 trading day VWAP of the target as calculated from the last trading day prior to the announcement
3. VWAP premiums paid is calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of WMB's shares on the last trading day prior to announcement by the 30, 60 or 90 trading day VWAP of the target as calculated from March 15, 2018, or after the FERC announcement of MLP income tax recovery disallowance
4. VWAP premiums paid is calculated by the 30, 60 or 90 trading day VWAP of acquiror divided by the 30, 60 or 90 trading day VWAP of the target multiplied by the exchange ratio

EVERCORE 50 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation

Premiums Paid Analysis

Premiums Paid

As of September 27, 2018

	1-Day Spot			30-Day VWAP			60-Day VWAP			90-Day VWAP		
AMID Common Unit Price	$5.75			$6.28			$6.91			$7.49		
Historical MLP Merger Premium Range	(8.6%)	–	25.8%	(0.6%)	–	27.7%	(1.4%)	–	26.2%	(5.8%)	–	29.0%
Implied AMID Common Unit Price Range	**$5.26**	–	**$7.24**	**$6.25**	–	**$8.02**	**$6.82**	–	**$8.73**	**$7.05**	–	**$9.66**
Median MLP Merger Premium	11.2%			8.6%			10.4%			8.2%		
Median Implied Transaction Price	**$6.40**			**$6.82**			**$7.64**			**$8.10**		

As of January 3, 2019

	1-Day Spot			30-Day VWAP			60-Day VWAP			90-Day VWAP		
AMID Common Unit Price	$3.15			$4.31			$5.01			$5.31		
Historical MLP Merger Premium Range	(8.6%)	–	25.8%	(0.6%)	–	27.7%	(1.4%)	–	26.2%	(5.8%)	–	29.0%
Implied AMID Common Unit Price Range	**$2.88**	–	**$3.96**	**$4.29**	–	**$5.51**	**$4.94**	–	**$6.32**	**$5.00**	–	**$6.85**
Median MLP Merger Premium	11.2%			8.6%			10.4%			8.2%		
Median Implied Transaction Price	**$3.50**			**$4.68**			**$5.53**			**$5.74**		

Source: Bloomberg

EVERCORE 51 AMID

Preliminary Draft
Subject to Change

A. Preliminary Valuation of Natural Gas Gathering & Processing

EVERCORE

Preliminary Draft
Subject to Change

Preliminary Valuation of Natural Gas Gathering and Processing

Summary Valuation

($ in millions)


Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
2019E
Peer Trading Analysis
2020E
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$–
$549.1
$406.9
$430.2
$276.7
$445.5
$398.6
$532.5
$472.4

8.0% – 9.0% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 6.5x – 8.5x	Perpetuity Growth Rate: 0.75% – 1.25%	2019E EBITDA Multiple 7.0x – 9.0x	2020E EBITDA Multiple 7.0x – 9.0x	2019E EBITDA Multiple 8.5x – 9.5x	2020E EBITDA Multiple 7.5x – 8.5x

EVERCORE
52
AMID

Preliminary Draft Subject to Change Preliminary Valuation of Natural Gas Gathering and Processing Discounted Cash Flow Analysis – Assumptions Evercore utilized the following assumptions to analyze AMID natural gas gathering and processing assets’ discounted cash flows: Discounted the projected cash flows to March 31, 2019 EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections, assuming no asset sales Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket) Mid-point discount rate of 8.5% utilizing WACC based on CAPM Terminal value based on a (i) 6.5x to 8.5x EBITDA exit multiple and (ii) 0.75% to 1.25% perpetuity growth rate Tax depreciation assumed to equal maintenance capital expenditures in perpetuity 53Preliminary Draft Subject to Change Preliminary Valuation of Natural Gas Gathering and Processing Discounted Cash Flow Analysis ($ in millions) For the Nine Month Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $28.0 $62.6 $69.4 $71.1 $71.6 $71.6 $71.6 Less: Tax Depreciation and Amortization (527.2) (45.1) (25.3) (22.0) (22.0) (3.3) EBIT ($499.2) $17.6 $44.0 $49.1 $49.7 $68.4 Less: Cash Taxes — (0.8) (2.1) (2.3) (2.4) (25.3) EBIAT ($499.2) $16.8 $42.0 $46.8 $47.3 $43.1 Plus: Tax Depreciation and Amortization 527.2 45.1 25.3 22.0 22.0 3.3 Less: Growth Capital Expenditures (45.9) (41.6) (22.1) (18.7) (18.7) —Less: Maintenance Capital Expenditures (2.9) (3.5) (3.3) (3.3) (3.3) (3.3) Unlevered Free Cash Flow ($20.8) $16.8 $42.0 $46.8 $47.3 $43.1 EBITDA Multiple / Perpetuity Growth Rate 7.5x 1.0% Terminal Value $537.3 $579.9 PV of Terminal Value @ 8.5% Discount Rate $364.7 $393.6 Plus: PV of Unlevered Free Cash Flow @ 8.5% Discount Rate 99.3 Implied Enterprise Value $463.9 $492.9 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 5.5x 6.5x 7.5x 8.5x 9.5x 0.50% 0.75% 1.00% 1.25% 1.50% 7.5% $382.0 $432.8 $483.6 $534.4 $585.2 7.5% $541.1 $558.4 $577.1 $597.3 $619.2 WACC 8.0% 374.2 423.9 473.6 523.3 573.0 WACC 8.0% 501.2 516.1 532.0 549.1 567.4 8.5% 366.7 415.3 463.9 512.6 561.2 8.5% 466.5 479.2 492.9 507.5 523.1 9.0% 359.3 406.9 454.5 502.0 549.6 9.0% 435.8 446.9 458.7 471.3 484.7 9.5% 352.1 398.7 445.2 491.8 538.3 9.5% 408.6 418.3 428.6 439.5 451.1 54

Preliminary Draft
Subject to Change

Preliminary Valuation of Natural Gas Gathering and Processing

Precedent M&A Transaction Analysis

($ in millions)

Precedent Transactions – Low Growth Natural Gas Gathering and Processing

Date Announced	Acquiror / Target (Seller)	Transaction Value	EBITDA Multiple
11/2018	Elevate Midstream Partners / Orion Pipeline	NA	7.6x
11/2016	Tesoro Logistics LP / Williston G&P Assets (Whiting Oil and Gas Corp.)	$700.0	6.7
11/2016	CONE Midstream Partners LP / 25% Additional Interest in Anchor Systems (CONSOL Energy Inc. and Noble Energy, Inc.)	248.0	7.5
07/2016	Sanchez Production Partners LP / 50% interest in Carnero Gathering, LLC (Sanchez Energy Corporation)	44.4	6.3
09/2015	Sanchez Production Partners LP / Pipeline, Gathering and Compression Assets in Western Catarina (Sanchez Energy Corporation)	345.8	9.4
08/2015	Azure Midstream Partners, LP / Azure ETG, LLC gathering and processing system (Azure Midstream Energy, LLC)	83.0	6.2
03/2014	Summit Midstream Partners, LP / Red Rock Gathering Company, LLC (Summit Midstream Partners, LLC)	305.0	8.6
05/2013	MarkWest Energy Partners, L.P. / Granite Wash Gathering and Processing Assets (Chesapeake Energy Corporation)	245.0	8.2
02/2013	Western Gas Partners, LP / 33.75% Interest in Liberty and Rome Gas Gathering Systems (Anadarko Petroleum Corporation)	490.0	7.6
08/2012	Eagle Rock Energy Partners / Sunray and Hemphill processing plants and associated 2,500 mile gathering system (BP America Production Co.)	227.5	9.5
	All Transactions		
	Mean		**7.7x**
	Median		**7.6**

Summary Results

2019E EBITDA		$46.9		
Relevant EBITDA Multiple	7.0x	-	9.0x	
Implied Enterprise Value as of December 31, 2019E	$328.2	-	$422.0	
Implied Enterprise Value Range on March 31, 2019E @ 8.5% Discount Rate	$321.6		$413.5	
Less: Present Value of March 31, 2019E to December 31, 2019E Growth Capital Expenditures @ 8.5% Discount Rate		($44.9)		
Implied Enterprise Value Range - 2019 EBITDA	**$276.7**	-	**$368.6**	
2020E EBITDA		$62.6		
Relevant EBITDA Multiple	7.0x	-	9.0x	
Implied Enterprise Value as of December 31, 2020E	$438.5	-	$563.8	
Implied Enterprise Value Range on March 31, 2019E @ 8.5% Discount Rate	$396.0		$509.2	
Less: Present Value of March 31, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.5% Discount Rate		($79.0)		
Implied Enterprise Value Range - 2020 EBITDA	**$317.0**	-	**$430.2**	
Implied Enterprise Value Range	**$276.7**		**$430.2**	

Source: Public filings, Wall street research

EVERCORE 55 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of Natural Gas Gathering and Processing

Peer Group Trading Analysis

($ in millions, except per unit or share amounts)

Partnership / Corporation	Price 1/11/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Natural Gas Gathering and Processing									
CNX Midstream Partners LP	$17.49	$1,135.8	$1,640.8	7.0x	6.0x	8.0%	9.0%	14.1%	22.1%
Crestwood Equity Partners LP	30.79	2,262.7	4,659.5	9.9	8.7	7.8%	8.1%	4.3%	12.1%
DCP Midstream Partners, LP	31.50	4,606.6	10,394.0	8.4	7.4	9.9%	9.9%	1.9%	11.8%
Enable Midstream Partners, LP	14.81	6,416.0	10,574.0	9.4	9.2	8.6%	8.6%	3.9%	12.4%
Hess Midstream Partners LP	19.73	1,098.8	1,064.2	9.6	7.6	7.2%	8.2%	12.2%	19.5%
Noble Midstream Partners LP	32.01	1,269.7	2,527.9	8.5	7.1	7.0%	8.2%	17.4%	24.4%
Summit Midstream Partners, LP	12.83	960.3	2,863.7	8.8	8.3	17.9%	17.9%	--%	17.9%
Targa Resources Corp.	42.08	9,648.2	17,724.0	11.5	9.1	8.7%	8.7%	3.3%	11.9%
Mean				**9.1x**	**7.9x**	**9.4%**	**9.8%**	**7.1%**	**16.5%**
Median				**9.1**	**7.9**	**8.3%**	**8.6%**	**4.1%**	**15.2%**

Summary Results

2019E EBITDA		$46.9	
Relevant EBITDA Multiple	8.5x	-	9.5x
Implied Enterprise Value Based on 2019E EBITDA	**$398.6**	-	**$445.5**
2020E EBITDA		$62.6	
Relevant EBITDA Multiple	7.5x	-	8.5x
Implied Enterprise Value Based on 2020E EBITDA	**$472.4**	-	**$532.5**

Source: FactSet, Public filings

EVERCORE 56 AMID

Preliminary Draft Subject to Change B. Preliminary Valuation of Natural Gas Transportation Preliminary Draft Subject to Change Preliminary Valuation of Natural Gas Transportation Summary Valuation ($ in millions) Peer Trading Analysis Discounted Cash Flow Analysis Precedent M&A Analysis 2019E 2020E $300.0 $275.0 $250.0 $233.8 $225.0 $211.0 $211.4 $202.0 $200.0 $175.0 $179.6 $181.8 $169.1 $165.4 $150.0 $125.0 $100.0 $75.0 $50.0 7.5% – 8.5% WACC 2019E and 2020E Multiple Range Selected 2019E Multiple Range Selected 2020E Multiple Range Selected 2023E EBITDA Perpetuity Growth 2019E EBITDA 2020E EBITDA 2019E EBITDA 2020E EBITDA Multiple: Rate: Multiple Multiple Multiple Multiple 9.0x – 11.0x 1.75% – 2.25% 9.0x – 11.0x 9.0x – 11.0x 9.0x – 10.0x 8.0x – 10.0x 57

Preliminary Draft Subject to Change Preliminary Valuation of Natural Gas Transportation Discounted Cash Flow Analysis – Assumptions Evercore utilized the following assumptions to analyze AMID natural gas transportation assets’ discounted cash flows: Discounted the projected cash flows to March 31, 2019 EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket) Mid-point discount rate of 8.0% utilizing WACC based on CAPM Terminal value based on a (i) 9.0x to 11.0x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate Tax depreciation assumed to equal maintenance capital expenditures in perpetuity 58Preliminary Draft Subject to Change Preliminary Valuation of Natural Gas Transportation Discounted Cash Flow Analysis ($ in millions) For the Nine Month Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $14.7 $21.1 $21.5 $22.3 $22.3 $22.3 $22.3 Less: Tax Depreciation and Amortization (216.6) (4.6) (4.4) (3.5) (3.5) (3.5) EBIT ($201.9) $16.5 $17.1 $18.8 $18.8 $18.8 Less: Cash Taxes — (0.8) (0.8) (0.9) (0.9) (7.0) EBIAT ($201.9) $15.8 $16.3 $17.9 $17.9 $11.8 Plus: Tax Depreciation and Amortization 216.6 4.6 4.4 3.5 3.5 3.5 Less: Growth Capital Expenditures (7.1) (1.1) (0.9) — — —Less: Maintenance Capital Expenditures (3.2) (3.5) (3.5) (3.5) (3.5) (3.5) Unlevered Free Cash Flow $4.4 $15.8 $16.3 $17.9 $17.9 $11.8 EBITDA Multiple / Perpetuity Growth Rate 10.0x 2.00% Terminal Value $222.9 $201.3 PV of Terminal Value @ 8.0% Discount Rate $154.7 $139.7 Plus: PV of Unlevered Free Cash Flow @ 8.0% Discount Rate 59.1 Implied Enterprise Value $213.8 $198.8 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 8.0x 9.0x 10.0x 11.0x 12.0x 1.75% 1.75% 2.00% 2.25% 2.25% 7.0% $189.9 $206.0 $222.2 $238.4 $254.5 7.0% $226.9 $226.9 $235.7 $245.4 $245.4 WACC 7.5% 186.3 202.1 217.9 233.8 249.6 WACC 7.5% 208.4 208.4 215.6 223.4 223.4 8.0% 182.9 198.3 213.8 229.3 244.7 8.0% 192.8 192.8 198.8 205.2 205.2 8.5% 179.5 194.6 209.7 224.9 240.0 8.5% 179.6 179.6 184.5 189.9 189.9 9.0% 176.2 191.0 205.8 220.6 235.4 9.0% 168.1 168.1 172.3 176.9 176.9 59

Preliminary Draft
Subject to Change

Preliminary Valuation of Natural Gas Transportation

Precedent M&A Transaction Analysis

($ in millions)

Precedent Transactions – Non-FERC Natural Gas Transportation

Date Announced	Acquiror / Target (Seller)	Transaction Value	Transaction Value / EBITDA
1/2019	NEXUS Gas Transmission, LLC (Enbridge Inc.; DTE Energy Company) / Generation Pipeline LLC	$160.0	14.4x
8/2015	NextEra Energy Partners, LP / NET Midstream (ArcLight Capital Partners)	2,000.0	13.3
3/2014	Southcross Energy Partners LP / 50 miles of natural gas pipelines near Corpus Christi, Texas (Onyx Midstream LP)	40.0	7.0
4/2010	Regency Energy Partners / 7.0% of Haynesville Joint Venture (GE Energy Financial Services)	92.0	9.9
11/2009	American Midstream Partners, LP. / Enbridge Pipelines (Midla) LLC and Enbridge Pipelines (AlaTenn) LLC	151.0	11.2
	Median		**10.6x**
	Mean		**10.4**

Precedent Transactions – FERC-Regulated Natural Gas Transportation

Date Announced	Acquiror / Target (Seller)	Transaction Value ($MM)	Transaction Value / EBITDA
2/2018	Tallgrass Energy GP / 25.01% interest in Rockies Express Pipeline LLC (Tallgrass Development LP)	$1,044.0	6.4x
6/2017	TC Pipelines / 49.3% interest in Iroquois Gas Transmission System, LP and 11.8% interest in Portland Natural Gas Transmission (TransCanada Corp.)	765.0	10.9
4/2017	Tallgrass Energy Partners, LP / 24.99% interest in Rockies Express Pipeline LLC (Tallgrass Development, LP)	1,043.5	6.6
10/2016	Dominion Midstream Partners / Questar Pipeline LLC (Dominion Resources)	1,725.0	10.0
7/2016	Southern Company / 50% Interest in Southern Natural Gas Pipeline System (Kinder Morgan)	2,075.0	10.4
5/2016	Tallgrass Energy Partners, LP / 25% interest in Rockies Express Pipeline LLC (Sempra U.S. Gas and Power)	1,084.0	6.9
11/2015	Kinder Morgan, Inc. and Brookfield Infrastructure Partners LP / Natural Gas Pipeline Company of America LLC (Myria Holdings, Inc.)	3,400.0	13.1
8/2015	Dominion Midstream Partners, LP / 26% interest in Iroquois Gas Transmission System, LP (National Grid and New Jersey Resources Corp.)	286.5	9.8
5/2015	GE Energy Financial Services and Caisse de dépôt et placement du Québec / Southern Star Central Corp (Morgan Stanley Infrastructure)	1,550.2	11.6
4/2015	Dominion Midstream Partners, LP / Dominion Carolina Gas Transmission, LLC (Dominion Resources, Inc.)	495.0	13.0
2/2015	TC Pipelines, LP / 30% interest in Gas Transmission Northwest LLC (TransCanada Corporation)	446.0	10.4
12/2014	Dominion Resources, Inc. / Carolina Gas Transmission (SCANA Corporation)	492.9	13.0
10/2014	TC Pipelines, LP / 49.9% interest in Portland Natural Gas Transmission System (TransCanada Corp.)	233.0	10.1
10/2014	TC Pipelines, LP / 30% interest in Bison Pipeline LLC (TransCanada Corporation)	215.0	10.2
4/2014	El Paso Pipeline Partners, LP / 50% interest in Ruby Pipeline and Gulf LNG and 47.5% interest in Young Gas Storage (Kinder Morgan , Inc.)	2,000.0	9.0
7/2013	EQT Midstream Partners, LP / Sunrise Pipeline, LLC (EQT Corporation)	540.0	9.9
5/2013	TC PipeLines, LP / 45% interest in Gas Transmission Northwest LLC and Bison Pipeline LLC (TransCanada Corporation)	1,050.0	11.0
8/2012	Morgan Stanley Infrastructure Partners / Remaining 60% interest in Southern Star Central Corp (General Electric)	975.0	9.0
8/2012	Tallgrass Energy Partners, LP / Interstate Gas Transmission, Trailblazer Pipeline Co., Casper-Douglas, West Frenchie Draw & 50% interest in REX (Kinder Morgan, Inc.)	3,300.0	8.3
8/2012	Kinder Morgan Energy Partners, LP / Tennessee Gas Pipeline & 50% interest in El Paso Natural Gas (Kinder Morgan, Inc.)	6,220.0	8.0
7/2011	Energy Transfer Partners, LP / 50% interest in Citrus Corp. (Energy Transfer Equity, LP)	2,000.0	10.9
4/2011	TC Pipelines / 25% interest in Gas Transmission Northwest LLC (TransCanada Corporation)	405.0	9.5
4/2011	TC Pipelines / 25% interest in Bison Pipeline LLC (TransCanada Corporation)	200.0	12.5
	Median		**10.1x**
	Mean		**9.9**

Source: Public filings, Wall street research

EVERCORE 60 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of Natural Gas Transportation

Precedent M&A Transaction Analysis

($ in millions)

Summary Results

2019E EBITDA		$20.2	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value as of December 31, 2019E	$181.8	-	$222.2
Implied Enterprise Value Range on March 31, 2019E @ 8.0% Discount Rate	$178.3		$217.9
Less: Present Value of March 31, 2019E to December 31, 2019E Growth Capital Expenditures @ 8.0% Discount Rate		($7.0)	
Implied Enterprise Value Range - 2019 EBITDA	**$171.3**	-	**$211.0**
2020E EBITDA		$21.1	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value as of December 31, 2020E	$190.3	-	$232.5
Implied Enterprise Value Range on March 31, 2019E @ 8.0% Discount Rate	$172.8		$211.2
Less: Present Value of March 31, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.0% Discount Rate		($7.4)	
Implied Enterprise Value Range - 2020 EBITDA	**$165.4**	-	**$203.8**
Implied Enterprise Value Range	**$165.4**		**$211.0**

Source: Public filings, Wall street research

EVERCORE 61 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of Natural Gas Transportation

Peer Group Trading Analysis

($ in millions, except per unit / share amounts)

Partnership / Corporation	Price 1/11/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Natural Gas Transmission									
EQT Midstream Partners, LP	$44.77	$9,646.0	$13,096.6	10.0x	8.0x	10.0%	10.5%	5.6%	15.5%
Enable Midstream Partners, LP	14.81	6,416.0	10,574.0	9.4	9.2	8.6%	8.6%	3.9%	12.4%
TC PipeLines, LP	32.36	2,354.6	4,658.6	10.6	10.5	8.0%	8.0%	--%	8.0%
Tallgrass Energy, LP	23.18	6,495.0	10,003.9	10.6	11.3	8.8%	9.4%	5.9%	14.7%
The Williams Companies, Inc.	25.04	30,371.7	52,030.7	10.2	9.7	5.4%	6.1%	10.1%	15.6%
Mean				**10.2x**	**9.7x**	**8.2%**	**8.5%**	**5.1%**	**13.3%**
Median				**10.2**	**9.7**	**8.6%**	**8.6%**	**5.6%**	**14.7%**

Summary Results

2019E EBITDA		$20.2	
Relevant EBITDA Multiple	9.0x	-	10.0x
Implied Enterprise Value Based on 2019E EBITDA	**$181.8**	-	**$202.0**
2020E EBITDA		$21.1	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Enterprise Value Based on 2020E EBITDA	**$169.1**	-	**$211.4**

EVERCORE
62
AMID

Preliminary Draft
Subject to Change

C. Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

EVERCORE

Preliminary Draft
Subject to Change

Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

Summary Valuation

($ in millions)



Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
2019E
Peer Trading Analysis
2020E
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$–
$554.0
$437.3
$586.9
$404.8
$748.8
$599.0
$709.8
$560.4
Other Offshore Pipelines
Destin – Okeanos

8.0% – 9.0% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 6.0x – 8.0x	Perpetuity Growth Rate: (1.0%) – 1.0%	2019E EBITDA Multiple 6.0x – 8.0x	2020E EBITDA Multiple 6.0x – 8.0x	2019E EBITDA Multiple 8.0x – 10.0x	2020E EBITDA Multiple 7.5x – 9.5x

EVERCORE 63 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

Discounted Cash Flow Analysis – Assumptions

- Evercore utilized the following assumptions to analyze AMID offshore pipeline assets' discounted cash flows:
  - Discounted the projected cash flows to March 31, 2019
  - EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections
  - Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket)
  - Mid-point discount rate of 8.5% utilizing WACC based on CAPM
  - Terminal value based on a (i) 6.0x to 8.0x EBITDA exit multiple and (ii) (1.00%) to 1.00% perpetuity growth rate
    - Tax depreciation assumed to equal maintenance capital expenditures in perpetuity

EVERCORE 64 AMID

Preliminary Draft Subject to Change Preliminary Valuation of Offshore Pipelines (Excl. Delta House) Discounted Cash Flow Analysis – Okeanos and Destin ($ in millions) AMID Financial Projections For the Nine Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $45.7 $59.3 $51.7 $45.2 $38.0 $38.0 $38.0 Less: Tax Depreciation and Amortization (365.4) (0.6) (0.6) (0.6) (0.6) (0.6) EBIT ($319.7) $58.7 $51.1 $44.6 $37.4 $37.4 Less: Cash Taxes — (2.8) (2.4) (2.1) (1.8) (13.8) EBIAT ($319.7) $55.9 $48.7 $42.5 $35.6 $23.6 Plus: Tax Depreciation and Amortization 365.4 0.6 0.6 0.6 0.6 0.6 Less: Growth Capital Expenditures — — — — — —Less: Maintenance Capital Expenditures (0.5) (0.6) (0.6) (0.6) (0.6) (0.6) Less: Change in Deferred Revenue (2.3) (3.2) (3.1) (3.1) (3.1) —Unlevered Free Cash Flow $42.9 $52.7 $45.6 $39.5 $32.6 $23.6 EBITDA Multiple / Perpetuity Growth Rate 7.0x —% Terminal Value $266.1 $277.3 PV of Terminal Value @ 8.5% Discount Rate $180.6 $188.2 Plus: PV of Unlevered Free Cash Flow @ 8.5% Discount Rate 180.5 Implied Enterprise Value $361.1 $368.8 Implied Enterprise Value (AMID’s 66.7% Share) $240.9 $246.0 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 5.0x 6.0x 7.0x 8.0x 9.0x (2.0%) (1.0%) —% 1.0% 2.0% 7.5% $212.6 $230.6 $248.5 $266.5 $284.5 7.5% $237.7 $252.5 $271.3 $295.9 $329.4 WACC 8.0% 209.5 227.1 244.7 262.3 279.8 WACC 8.0% 228.4 241.5 257.9 278.9 307.0 8.5% 206.5 223.7 240.9 258.1 275.3 8.5% 220.0 231.6 246.0 264.1 287.9 9.0% 203.5 220.4 237.2 254.0 270.9 9.0% 212.3 222.7 235.3 251.1 271.5 9.5% 200.6 217.1 233.6 250.1 266.5 9.5% 205.3 214.6 225.8 239.6 257.2 65Preliminary Draft Subject to Change Preliminary Valuation of Offshore Pipelines (Excl. Delta House) Precedent M&A Transaction Analysis ($ in millions) Precedent Transactions – Offshore Gathering (Excluding Corridor Pipelines) Date Transaction EBITDA Announced Acquiror / Target (Seller) Value Multiple 10/2018 BP Midstream Partners LP / Interest in Mardi Gras Transportation System Company LLC, URSA Oil Pipeline Company LLC and KM-Phoenix Holdings LLC (BP p.l.c.) $486.0 9.4x 05/2018 Shell Midstream Partners, L.P. / Amberjack Pipeline Company LLC (Shell) 1,220.0 8.0 10/2017 American Midstream Partners, LP / 17% Interest in Destin Pipeline (ArcLight Capital Partners, LLC) 30.0 6.3 10/2017 American Midstream Partners, LP / 15.5% interest in Delta House (ArcLight Capital Partners, LLC) 125.4 7.1 08/2017 American Midstream Partners, LP / Remaining Interest in MPOG and AmPan (ArcLight Capital Partners, LLC) 52.0 7.0 06/2017 American Midstream Partners, LP / Vioska Knoll gathering system (Genesis Energy LP) 32.0 7.0 05/2017 Shell Midstream Partners, LP / The Delta, Na Kika and Refinery Gas pipelines (Shell Pipeline Company) 630.0 8.4 11/2016 American Midstream Partners, LP / 6.2% in Delta House (ArcLight Capital Partners, LLC) 48.8 6.0 09/2016 Shell Midstream Partners, L.P. / 20.0% interest in Mars Oil Pipeline Company and 49.0% interest in Odyssey Pipeline L.L.C. (Shell Pipeline Company LP) 350.0 8.4 11/2015 Shell Midstream Partners, L.P. / 100.0% Interest in Auger Pipeline System and Lockport Crude Terminal (Shell Pipeline Company LP) 390.0 8.6 07/2015 Shell Midstream Partners, L.P. / 36.0% interest in Poseidon Oil Pipeline Company, LLC (Shell Oil Products US) 350.0 9.5 04/2016 American Midstream Partners, LP / GoM offshore pipeline assets (ArcLight Capital Partners, LLC) 225.0 6.0 08/2015 American Midstream Partners, LP / 12.9% Interest in Delta House (ArcLight Capital Partners, LLC) 162.0 5.0 10/2011 Genesis Energy, L.P. / 28% interest in Poseidon Oil Pipeline Company, LLC, 29% interest in Odyssey Pipeline LLC and 23% interest in the Eugene Island Pipeline System (Marathon Oil Corporation) 179.0 8.0 06/2007 Williams Partners L.P. / 20.0% interest in Discovery Producer Services LLC (Williams) 78.0 7.1 Mean 7.5x Median 7.1 Source: Public filings, Wall street research 66

Preliminary Draft
Subject to Change

Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

Precedent M&A Transaction Analysis – Okeanos and Destin

($ in millions)

Summary Results

2019E EBITDA		$58.5	
Relevant EBITDA Multiple	6.0x	-	8.0x
Implied Enterprise Value as of December 31, 2019E	$350.9	-	$467.9
Implied Enterprise Value Range on March 31, 2019E @ 8.5% Discount Rate	$343.8		$458.4
Less: Present Value of March 31, 2019E to December 31, 2019E Growth Capital Expenditures @ 8.5% Discount Rate		$--	
Implied Enterprise Value Range - 2019 EBITDA	**$343.8**	-	**$458.4**
2020E EBITDA		$59.3	
Relevant EBITDA Multiple	6.0x	-	8.0x
Implied Enterprise Value as of December 31, 2020E	$355.6	-	$474.1
Implied Enterprise Value Range on March 31, 2019E @ 8.5% Discount Rate	$321.1		$428.1
Less: Present Value of March 31, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.5% Discount Rate		$--	
Implied Enterprise Value Range - 2020 EBITDA	**$321.1**	-	**$428.1**
Implied Enterprise Value Range	**$321.1**	-	**$458.4**
Implied Enterprise Value Range (AMID's 66.7% Share)	**$214.2**		**$305.8**

EVERCORE
67
AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

Peer Group Trading Analysis – Okeanos and Destin

($ in millions, except per unit amounts)

Partnership / Corporation	Price 1/11/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Offshore Pipelines									
Plains All American Pipeline, L.P.	$23.41	$17,002.0	$28,633.0	10.2x	10.2x	5.1%	5.6%	10.9%	16.1%
Genesis Energy, L.P.	21.08	2,584.0	6,990.3	10.0	9.6	10.2%	10.9%	4.7%	15.0%
Shell Midstream Partners, L.P.	18.62	4,252.4	6,167.3	7.4	6.3	8.2%	9.2%	5.0%	13.2%
Mean				**9.2x**	**8.7x**	**7.9%**	**8.6%**	**6.9%**	**14.8%**
Median				**10.0**	**9.6**	**8.2%**	**9.2%**	**5.0%**	**15.0%**

Summary Results

2019E EBITDA		$58.5	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Enterprise Value Based on 2019E EBITDA	**$467.9**	-	**$584.9**
Implied Enterprise Value (AMID's 66.7% Share)	**$312.1**	-	**$390.1**
2020E EBITDA		$59.3	
Relevant EBITDA Multiple	7.5x	-	9.5x
Implied Enterprise Value Based on 2020E EBITDA	**$444.5**	-	**$563.0**
Implied Enterprise Value (AMID's 66.7% Share)	**$296.4**	-	**$375.5**

Source: FactSet, Public Filings

EVERCORE
68
AMID

Preliminary Draft Subject to Change Preliminary Valuation of Offshore Pipelines (Excl. Delta House) Discounted Cash Flow Analysis – Other Offshore Pipelines ($ in millions) AMID Financial Projections For the Nine Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $37.3 $35.2 $33.3 $30.6 $28.0 $28.0 $28.0 Less: Tax Depreciation and Amortization (248.8) (4.0) (4.0) (4.0) (4.0) (4.0) EBIT ($211.5) $31.2 $29.3 $26.6 $24.0 $24.0 Less: Cash Taxes — (1.5) (1.4) (1.3) (1.1) (8.9) EBIAT ($211.5) $29.7 $27.9 $25.4 $22.9 $15.1 Plus: Tax Depreciation and Amortization 248.8 4.0 4.0 4.0 4.0 4.0 Less: Growth Capital Expenditures — — — — — —Less: Maintenance Capital Expenditures (3.3) (4.0) (4.0) (4.0) (4.0) (4.0) Unlevered Free Cash Flow $33.9 $29.7 $27.9 $25.4 $22.9 $15.1 EBITDA Multiple / Perpetuity Growth Rate 7.0x —% Terminal Value $195.9 $177.8 PV of Terminal Value @ 8.5% Discount Rate $133.0 $120.7 Plus: PV of Unlevered Free Cash Flow @ 8.5% Discount Rate 118.6 Implied Enterprise Value $251.6 $239.3 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 5.0x 6.0x 7.0x 8.0x 9.0x (2.0%) (1.0%) —% 1.0% 2.0% 7.5% $220.1 $239.9 $259.8 $279.6 $299.5 7.5% $231.4 $245.6 $263.7 $287.4 $319.6 WACC 8.0% 216.8 236.2 255.6 275.1 294.5 WACC 8.0% 222.5 235.1 250.8 271.0 298.0 8.5% 213.6 232.6 251.6 270.6 289.6 8.5% 214.4 225.5 239.3 256.8 279.6 9.0% 210.5 229.1 247.7 266.3 284.9 9.0% 207.0 216.9 229.1 244.3 263.8 9.5% 207.5 225.7 243.9 262.1 280.2 9.5% 200.2 209.2 219.9 233.2 250.1 69Preliminary Draft Subject to Change Preliminary Valuation of Offshore Pipelines (Excl. Delta House) Precedent M&A Transaction Analysis – Other Offshore Pipelines ($ in millions) Summary Results 2019E EBITDA $35.9 Relevant EBITDA Multiple 6.0x—8.0x Implied Enterprise Value as of December 31, 2019E $215.2—$286.9 Implied Enterprise Value Range on March 31, 2019E @ 8.5% Discount Rate $210.9 $281.2 Less: Present Value of March 31, 2019E to December 31, 2019E Growth Capital Expenditures @ 8.5% Discount Rate $— Implied Enterprise Value Range—2019 EBITDA $210.9—$281.2 2020E EBITDA $35.2 Relevant EBITDA Multiple 6.0x—8.0x Implied Enterprise Value as of December 31, 2020E $211.2—$281.5 Implied Enterprise Value Range on March 31, 2019E @ 8.5% Discount Rate $190.7 $254.2 Less: Present Value of March 31, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.5% Discount Rate $— Implied Enterprise Value Range—2020 EBITDA $190.7—$254.2 Implied Enterprise Value Range $190.7—$281.2 70

Preliminary Draft
Subject to Change

Preliminary Valuation of Offshore Pipelines (Excl. Delta House)

Peer Group Trading Analysis – Other Offshore Pipelines

($ in millions)

Partnership / Corporation	Price 1/11/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Offshore Pipelines									
Plains All American Pipeline, L.P.	$23.41	$17,002.0	$28,633.0	10.2x	10.2x	5.1%	5.6%	10.9%	16.1%
Genesis Energy, L.P.	21.08	2,584.0	6,990.3	10.0	9.6	10.2%	10.9%	4.7%	15.0%
Shell Midstream Partners, L.P.	18.62	4,252.4	6,167.3	7.4	6.3	8.2%	9.2%	5.0%	13.2%
Mean				**9.2x**	**8.7x**	**7.9%**	**8.6%**	**6.9%**	**14.8%**
Median				**10.0**	**9.6**	**8.2%**	**9.2%**	**5.0%**	**15.0%**

Summary Results

2019E EBITDA		$35.9	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Enterprise Value Based on 2019E EBITDA	**$286.9**	-	**$358.7**
2020E EBITDA		$35.2	
Relevant EBITDA Multiple	7.5x	-	9.5x
Implied Enterprise Value Based on 2020E EBITDA	**$263.9**	-	**$334.3**

EVERCORE
71
AMID

Preliminary Draft
Subject to Change

D. Preliminary Valuation of Delta House

EVERCORE

Preliminary Draft
Subject to Change

Preliminary Valuation of Delta House

Summary Valuation – Delta House

($ in millions)


Discounted Cash Flow Analysis
$500.0
$400.0
$300.0
$200.0
$100.0
$–
$364.0
$296.3
8.0% – 9.0% WACC
2025E EBITDA Multiple: 2.0x – 4.0x
Perpetuity Growth Rate: (11.0%) – (9.0%)

Evercore
72
AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of Delta House

Discounted Cash Flow Analysis – Assumptions

- Evercore utilized the following assumptions to analyze AMID's share of Delta House's discounted cash flows:
  - Discounted the projected cash flows to March 31, 2019
  - EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections
  - Mid-point discount rate of 8.5% utilizing WACC based on CAPM
  - Terminal value based on a (i) 2.0x to 4.0x EBITDA exit multiple and (ii) (11.00%) to (9.00%) perpetuity growth rate
    - Tax depreciation assumed to equal maintenance capital expenditures in perpetuity

Evercore
73
AMID

Preliminary Draft Subject to Change Preliminary Valuation of Delta House Discounted Cash Flow Analysis – Delta House ($ in millions) AMID Financial Projections For the Nine Months Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E 2024E 2025E Multiple Growth EBITDA1 $190.8 $243.7 $225.3 $200.8 $164.8 $126.6 $109.6 $86.9 2 $86.9 2 Less: Change in Deferred Revenue 12.5 (96.2) (86.7) (75.0) (50.6) (37.6) (22.7) Less: Change in Other Working Capital 0.1 22.0 (0.8) 4.7 2.0 4.2 (3.3) Cash Flow Available for Distribution $203.4 $169.6 $137.9 $130.6 $116.3 $93.2 $83.7 $86.9 Less: Class B Carry — (1.4) (3.5) (3.3) (3.7) (2.9) (3.0) (3.0) (3.0) Class A Cash Flows $203.4 $168.1 $134.4 $127.3 $112.6 $90.3 $80.6 $83.9 3.0x (10%) Terminal Value $251.7 $408.2 PV of Terminal Value @ 8.5% Discount Rate $145.1 $235.3 Plus: PV of Unlevered Free Cash Flow @ 8.5% Discount Rate $745.5 Implied Enterprise Value $890.6 $980.8 Implied Enterprise Value (AMID’s 35.65% Share) $317.5 $349.7 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 1.0x 2.0x 3.0x 4.0x 5.0x (12.0%) (11.0%) (10.0%) (9.0%) (8.0%) 7.5% $290.1 $308.5 $326.8 $345.2 $363.5 7.5% $354.6 $360.1 $366.2 $373.0 $380.7 WACC 8.0% 286.5 304.3 322.1 339.9 357.7 WACC 8.0% 347.0 352.1 357.7 364.0 371.0 8.5% 283.0 300.3 317.5 334.7 352.0 8.5% 339.8 344.5 349.7 355.4 361.9 9.0% 279.6 296.3 313.0 329.7 346.5 9.0% 332.9 337.3 342.1 347.4 353.3 9.5% 276.2 292.5 308.7 324.9 341.1 9.5% 326.4 330.4 334.8 339.8 345.3 1. Financials delayed one month 2. GAAP EBITDA adjusted by change in deferred revenue 74Preliminary Draft Subject to Change E. Preliminary Valuation of Bakken Crude Oil Gathering

Preliminary Draft Subject to Change

Preliminary Valuation of Bakken Crude Oil Gathering

Summary Valuation

($ in millions)



Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
2019E
Peer Trading Analysis
2020E
$50.0
$40.0
$30.0
$20.0
$10.0
$–
$21.5
$15.7
$30.5
$19.3
$28.2
$22.5
$35.5
$28.0

7.5% – 8.5% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 6.0x – 8.0x	Perpetuity Growth Rate: 1.75% – 2.25%	2019E EBITDA Multiple 7.0x – 9.0x	2020E EBITDA Multiple 7.0x – 9.0x	2019E EBITDA Multiple 8.0x – 10.0x	2020E EBITDA Multiple 7.5x – 9.5x

EVERCORE 75 AMID

Preliminary Draft Subject to Change

Preliminary Valuation of Bakken Crude Oil Gathering

Discounted Cash Flow Analysis – Assumptions

- Evercore utilized the following assumptions to analyze AMID's Bakken crude oil gathering asset's discounted cash flows:
  - Discounted the projected cash flows to March 31, 2019
  - EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections, assuming no asset sales
  - Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket)
  - Mid-point discount rate of 8.0% utilizing WACC based on CAPM
  - Terminal value based on a (i) 6.0x to 8.0x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate
    - Tax depreciation assumed to equal maintenance capital expenditures in perpetuity

EVERCORE 76 AMID

Preliminary Draft Subject to Change Preliminary Valuation of Bakken Crude Oil Gathering Discounted Cash Flow Analysis ($ in millions) AMID Financial Projections For the Nine Month Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $2.3 $3.7 $3.2 $2.2 $1.3 $1.3 $1.3 Less: Tax Depreciation and Amortization (18.3) (0.1) (0.1) (0.1) (0.1) (0.1) EBIT ($16.0) $3.6 $3.1 $2.1 $1.3 $1.3 Less: Cash Taxes — (0.2) (0.1) (0.1) (0.1) (0.5) EBIAT ($16.0) $3.5 $2.9 $2.0 $1.2 $0.8 Plus: Tax Depreciation and Amortization 18.3 0.1 0.1 0.1 0.1 0.1 Less: Growth Capital Expenditures — — — — — —Less: Maintenance Capital Expenditures — (0.1) (0.1) (0.1) (0.1) (0.1) Unlevered Free Cash Flow $2.3 $3.5 $2.9 $2.0 $1.2 $0.8 EBITDA Multiple / Perpetuity Growth Rate 7.0x 2.0% Terminal Value $9.4 $13.7 PV of Terminal Value @ 8.0% Discount Rate $6.5 $9.5 Plus: PV of Unlevered Free Cash Flow @ 8.0% Discount Rate 10.3 Implied Enterprise Value $16.8 $19.8 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 5.0x 6.0x 7.0x 8.0x 9.0x 1.75% 1.75% 2.00% 2.25% 2.25% 7.0% $15.4 $16.3 $17.3 $18.3 $19.3 7.0% $21.8 $21.8 $22.4 $23.1 $23.1 7.5% 15.2 16.1 17.1 18.0 19.0 7.5% 20.5 20.5 21.0 21.5 21.5 WACC 8.0% 15.0 15.9 16.8 17.8 18.7 WACC 8.0% 19.4 19.4 19.8 20.3 20.3 8.5% 14.8 15.7 16.6 17.5 18.4 8.5% 18.5 18.5 18.8 19.2 19.2 9.0% 14.6 15.5 16.4 17.3 18.2 9.0% 17.6 17.6 17.9 18.2 18.2 77 Preliminary Draft Subject to Change Preliminary Valuation of Bakken Crude Oil Gathering Precedent M&A Transaction Analysis ($ in millions) Precedent Transactions – Crude Oil Gathering Transaction Date Transaction Value / Announced Acquiror / Target (Seller) Value EBITDA 06/2017 Noble Midstream Partners LP / Additional interest in gathering assets in Delaware and DJ Basins (Noble Energy) $270.0 8.7x 06/2017 Howard Energy Partners / Delaware Basin crude oil gathering and natural gas assets (WPX Energy Inc.) 863.0 10.8 08/2016 PBF Logistics / San Joaquin Valley Pipeline (PBF Energy) 175.0 8.8 05/2015 Summit Midstream Partners, LP / Crude oil and produced water gathering systems and transmission pipelines in the Bakken (Summit Midstream Partners, LLC) 255.0 11.4 01/2015 Kinder Morgan, Inc. / Hiland Partners 3,000.0 16.0 01/2015 EnLink Midstream Partners, LP and EnLink Midstream, LLC / LPC Crude Oil Marketing LLC 100.0 8.0 11/2013 Tesoro Logistics LP / Remaining portion of logistics assets related to Tesoro’s acquisition of BP’s Carson City assets (Tesoro Corporation) 650.0 10.4 09/2013 JP Energy Development / Wildcat Permian Services LLC 210.0 5.1 11/2012 Targa Resources Partners LP / Williston Basin crude oil pipeline and terminal system and natural gas gathering and processing operations (Saddle Butte Pipeline, LLC) 950.0 11.5 Mean 10.1x Median 10.4 Precedent Transactions – Trucking Transaction Date Transaction Value / Announced Acquiror / Target (Seller) Value EBITDA 10/2018 Martin Midstream Partners L.P. / Martin Transport, Inc. (Martin Resource Management Corporation) $135.0 5.7x 04/2018 PBF Logistics / Terminal, rail and trucking assets (Undisclosed and PBF Energy, Inc.) 125.4 6.9 06/2015 Ferrellgas Partners LP / Bridger Logistics, LLC 837.5 8.4 01/2015 EnLink Midstream Partners, LP / LPC Crude Oil Marketing LLC 100.0 8.0 12/2014 Delek Logistics Partners LP / FRANK Thompson Transport 12.0 5.0 06/2014 Rose Rock Midstream, LP / Crude oil trucking assets (Chesapeake Energy) 50.0 5.5 08/2013 Rose Rock Midstream, LP / Crude oil trucking assets (Barcas Field Services LLC) 47.0 5.5 02/2013 Global Partners LP / 60% membership interest in Basin Transload LLC 85.0 5.0 12/2012 NGL Energy Partners LP / Crude oil purchasing and logistics operations (Pecos Gathering & Marketing) 132.4 5.5 11/2012 Inergy Midstream, LP / Rangeland Energy, LLC 425.0 7.2 10/2012 Gibson Energy Inc. / OMNI Energy Services Corp. 445.0 5.5 06/2012 Quality Distribution, Inc. / Wylie Bice Trucking and RM Resources 100.4 7.9 05/2012 NGL Energy Partners LP / High Sierra Energy LP and High Sierra Energy GP, LLC 679.0 6.2 05/2010 Gibson Energy / Crude oil transportation and logistics operation (Taylor) 153.2 7.1 Median 6.0x Mean 6.4 Source: Public filings, Wall street research 78

Preliminary Draft
Subject to Change

Preliminary Valuation of Bakken Crude Oil Gathering

Precedent M&A Transaction Analysis

($ in millions)

Summary Results

2019E EBITDA		$2.8	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value as of December 31, 2019E	$19.7	-	$25.4
Implied Enterprise Value Range on March 31, 2019E @ 8.0% Discount Rate	$19.3		$24.9
Less: Present Value of March 31, 2019E to December 31, 2019E Growth Capital Expenditures @ 8.0% Discount Rate		$--	
Implied Enterprise Value Range - 2019 EBITDA	**$19.3**	-	**$24.9**
2020E EBITDA		$3.7	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value as of December 31, 2020E	$26.1	-	$33.6
Implied Enterprise Value Range on March 31, 2019E @ 8.0% Discount Rate	$23.7		$30.5
Less: Present Value of March 31, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.0% Discount Rate		$--	
Implied Enterprise Value Range - 2020 EBITDA	**$23.7**	-	**$30.5**
Implied Enterprise Value Range	**$19.3**		**$30.5**

EVERCORE 79 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of Bakken Crude Oil Gathering

Peer Group Trading Analysis

($ in millions, except per unit amounts)

Partnership / Corporation	Price 1/11/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Crude Oil Gathering									
Delek Logistics Partners, LP	$29.82	$742.3	$1,500.0	7.6x	6.8x	10.6%	11.5%	3.4%	14.0%
Genesis Energy, L.P.	21.08	2,584.0	6,990.3	10.0	9.6	10.2%	10.9%	4.7%	15.0%
NGL Energy Partners LP	10.56	1,308.0	3,951.0	8.2	7.5	14.8%	14.7%	1.9%	16.6%
Plains All American Pipeline, L.P.	23.41	17,002.0	28,633.0	10.2	10.2	5.1%	5.6%	10.9%	16.1%
Mean				**9.0x**	**8.5x**	**10.2%**	**10.7%**	**5.2%**	**15.4%**
Median				**9.1**	**8.5**	**10.4%**	**11.2%**	**4.1%**	**15.5%**

Summary Results

2019E EBITDA		$2.8	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Enterprise Value Based on 2019E EBITDA	**$22.5**	-	**$28.2**
2020E EBITDA		$3.7	
Relevant EBITDA Multiple	7.5x	-	9.5x
Implied Enterprise Value Based on 2020E EBITDA	**$28.0**	-	**$35.5**

EVERCORE 80 AMID

Preliminary Draft
Subject to Change

F. Preliminary Valuation of Silver Dollar Pipeline

EVERCORE

Preliminary Draft
Subject to Change

Preliminary Valuation of Silver Dollar Pipeline

Summary Valuation

($ in millions)


Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
2019E
Peer Trading Analysis
2020E
$200.0
$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$–
$184.2
$123.5
$110.2
$56.4
$86.5
$69.2
$131.9
$104.1

7.5% – 8.5% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 7.0x – 9.0x	Perpetuity Growth Rate: 1.75% – 2.25%	2019E EBITDA Multiple 7.0x – 9.0x	2020E EBITDA Multiple 7.0x – 9.0x	2019E EBITDA Multiple 8.0x – 10.0x	2020E EBITDA Multiple 7.5x – 9.5x

EVERCORE 81 AMID

Preliminary Draft Subject to Change Preliminary Valuation of Silver Dollar Pipeline Discounted Cash Flow Analysis – Assumptions Evercore utilized the following assumptions to analyze Silver Dollar Pipeline’s discounted cash flows: Discounted the projected cash flows to March 31, 2019 EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections, assuming no asset sales Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket) Mid-point discount rate of 8.0% utilizing WACC based on CAPM Terminal value based on a (i) 7.0x to 9.0x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate Tax depreciation assumed to equal maintenance capital expenditures in perpetuity 82 Preliminary Draft Subject to Change Preliminary Valuation of Silver Dollar Pipeline Discounted Cash Flow Analysis ($ in millions) AMID Financial Projections For the Nine Month Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $6.4 $13.9 $15.8 $15.6 $16.0 $16.0 $16.0 Less: Tax Depreciation and Amortization (154.1) (1.1) (0.5) (0.4) (0.4) (0.4) EBIT ($147.6) $12.8 $15.3 $15.2 $15.6 $15.6 Less: Cash Taxes — (0.6) (0.7) (0.7) (0.7) (5.8) EBIAT ($147.6) $12.2 $14.6 $14.5 $14.9 $9.8 Plus: Tax Depreciation and Amortization 154.1 1.1 0.5 0.4 0.4 0.4 Less: Growth Capital Expenditures (3.0) (0.6) — — — —Less: Maintenance Capital Expenditures (0.7) (0.6) (0.5) (0.4) (0.4) (0.4) Unlevered Free Cash Flow $2.7 $12.2 $14.6 $14.5 $14.9 $9.8 EBITDA Multiple / Perpetuity Growth Rate 8.0x 2.0% Terminal Value $128.2 $167.1 PV of Terminal Value @ 8.0% Discount Rate $89.0 $115.9 Plus: PV of Unlevered Free Cash Flow @ 8.0% Discount Rate 47.9 Implied Enterprise Value $136.8 $163.8 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 6.0x 7.0x 8.0x 9.0x 10.0x 1.75% 1.75% 2.00% 2.25% 2.25% 7.0% $118.8 $130.4 $142.0 $153.7 $165.3 7.0% $187.2 $187.2 $194.4 $202.5 $202.5 7.5% 116.7 128.0 139.4 150.8 162.1 7.5% 171.8 171.8 177.7 184.2 184.2 WACC 8.0% 114.6 125.7 136.8 148.0 159.1 WACC 8.0% 158.9 158.9 163.8 169.1 169.1 8.5% 112.6 123.5 134.3 145.2 156.1 8.5% 147.9 147.9 152.0 156.4 156.4 9.0% 110.6 121.3 131.9 142.5 153.2 9.0% 138.3 138.3 141.8 145.6 145.6 83

Preliminary Draft
Subject to Change

Preliminary Valuation of Silver Dollar Pipeline

Precedent M&A Transaction Analysis

($ in millions)

Precedent Transactions – Crude Oil Gathering

Date Announced	Acquiror / Target (Seller)	Transaction Value	Transaction Value / EBITDA
06/2017	Noble Midstream Partners LP / Additional interest in gathering assets in Delaware and DJ Basins (Noble Energy)	$270.0	8.7x
06/2017	Howard Energy Partners / Delaware Basin crude oil gathering and natural gas assets (WPX Energy Inc.)	863.0	10.8
08/2016	PBF Logistics / San Joaquin Valley Pipeline (PBF Energy)	175.0	8.8
05/2015	Summit Midstream Partners, LP / Crude oil and produced water gathering systems and transmission pipelines in the Bakken (Summit Midstream Partners, LLC)	255.0	11.4
01/2015	Kinder Morgan, Inc. / Hiland Partners	3,000.0	16.0
01/2015	EnLink Midstream Partners, LP and EnLink Midstream, LLC / LPC Crude Oil Marketing LLC	100.0	8.0
11/2013	Tesoro Logistics LP / Remaining portion of logistics assets related to Tesoro's acquisition of BP's Carson City assets (Tesoro Corporation)	650.0	10.4
09/2013	JP Energy Development / Wildcat Permian Services LLC	210.0	5.1
11/2012	Targa Resources Partners LP / Williston Basin crude oil pipeline and terminal system and natural gas gathering and processing operations (Saddle Butte Pipeline, LLC)	950.0	11.5
	Mean		**10.1x**
	Median		**10.4**

Precedent Transactions – Trucking

Date Announced	Acquiror / Target (Seller)	Transaction Value	Transaction Value / EBITDA
10/2018	Martin Midstream Partners L.P. / Martin Transport, Inc. (Martin Resource Management Corporation)	$135.0	5.7x
04/2018	PBF Logistics / Terminal, rail and trucking assets (Undisclosed and PBF Energy, Inc.)	125.4	6.9
06/2015	Ferrellgas Partners LP / Bridger Logistics, LLC	837.5	8.4
01/2015	EnLink Midstream Partners, LP / LPC Crude Oil Marketing LLC	100.0	8.0
12/2014	Delek Logistics Partners LP / FRANK Thompson Transport	12.0	5.0
06/2014	Rose Rock Midstream, LP / Crude oil trucking assets (Chesapeake Energy)	50.0	5.5
08/2013	Rose Rock Midstream, LP / Crude oil trucking assets (Barcas Field Services LLC)	47.0	5.5
02/2013	Global Partners LP / 60% membership interest in Basin Transload LLC	85.0	5.0
12/2012	NGL Energy Partners LP / Crude oil purchasing and logistics operations (Pecos Gathering & Marketing)	132.4	5.5
11/2012	Inergy Midstream, LP / Rangeland Energy, LLC	425.0	7.2
10/2012	Gibson Energy Inc. / OMNI Energy Services Corp.	445.0	5.5
06/2012	Quality Distribution, Inc. / Wylie Bice Trucking and RM Resources	100.4	7.9
05/2012	NGL Energy Partners LP / High Sierra Energy LP and High Sierra Energy GP, LLC	679.0	6.2
05/2010	Gibson Energy / Crude oil transportation and logistics operation (Taylor)	153.2	7.1
	Median		**6.0x**
	Mean		**6.4**

Source: Public filings, Wall street research

EVERCORE
84
AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of Silver Dollar Pipeline

Precedent M&A Transaction Analysis

($ in millions)

Summary Results

2019E EBITDA		$8.6	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value as of December 31, 2019E	$60.5	-	$77.8
Implied Enterprise Value Range on March 31, 2019E @ 8.0% Discount Rate	$59.4		$76.4
Less: Present Value of March 31, 2019E to December 31, 2019E Growth Capital Expenditures @ 8.0% Discount Rate		($3.0)	
Implied Enterprise Value Range - 2019 EBITDA	**$56.4**	-	**$73.4**
2020E EBITDA		$13.9	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value as of December 31, 2020E	$97.2	-	$125.0
Implied Enterprise Value Range on March 31, 2019E @ 8.0% Discount Rate	$88.3		$113.5
Less: Present Value of March 31, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.0% Discount Rate		($3.3)	
Implied Enterprise Value Range - 2020 EBITDA	**$85.0**	-	**$110.2**
Implied Enterprise Value Range	**$56.4**		**$110.2**

EVERCORE
85
AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of Silver Dollar Pipeline

Peer Group Trading Analysis

($ in millions, except per unit amounts)

Partnership / Corporation	Price 1/11/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Crude Oil Gathering									
Delek Logistics Partners, LP	$29.82	$742.3	$1,500.0	7.6x	6.8x	10.6%	11.5%	3.4%	14.0%
Genesis Energy, L.P.	21.08	2,584.0	6,990.3	10.0	9.6	10.2%	10.9%	4.7%	15.0%
NGL Energy Partners LP	10.56	1,308.0	3,951.0	8.2	7.5	14.8%	14.7%	1.9%	16.6%
Plains All American Pipeline, L.P.	23.41	17,002.0	28,633.0	10.2	10.2	5.1%	5.6%	10.9%	16.1%
Mean				**9.0x**	**8.5x**	**10.2%**	**10.7%**	**5.2%**	**15.4%**
Median				**9.1**	**8.5**	**10.4%**	**11.2%**	**4.1%**	**15.5%**

Summary Results

2019E EBITDA		$8.6	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Enterprise Value Based on 2019E EBITDA	**$69.2**	**-**	**$86.5**
2020E EBITDA		$13.9	
Relevant EBITDA Multiple	7.5x	-	9.5x
Implied Enterprise Value Based on 2020E EBITDA	**$104.1**	**-**	**$131.9**

Source: FactSet, Public filings

EVERCORE
86
AMID

Preliminary Draft
Subject to Change

G. Preliminary Valuation of Cushing Terminal

EVERCORE

Preliminary Draft
Subject to Change

Preliminary Valuation of Cushing Terminal

Summary Valuation

($ in millions)


Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
$100.0
$75.0
$50.0
$25.0
$--
$42.3
$33.5
$40.8
$32.7
$38.2
$31.5

7.5% – 8.5% WACC		2020E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 8.0x – 10.0x	Perpetuity Growth Rate: 1.75% – 2.25%	2020E EBITDA Multiple 8.0x – 10.0x	2020E EBITDA Multiple 7.0x – 8.5x

EVERCORE 87 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of Cushing Terminal

Discounted Cash Flow Analysis – Assumptions

- Evercore utilized the following assumptions to analyze Cushing Terminal's discounted cash flows:
  - Discounted the projected cash flows to March 31, 2019
  - EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections, assuming no asset sales
  - Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket)
  - Mid-point discount rate of 8.0% utilizing WACC based on CAPM
  - Terminal value based on a (i) 8.0x to 10.0x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate
    - Tax depreciation assumed to equal maintenance capital expenditures in perpetuity

EVERCORE 88 AMID

Preliminary Draft Subject to Change Preliminary Valuation of Cushing Terminal Discounted Cash Flow Analysis ($ in millions) AMID Financial Projections For the Nine Month Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA ($0.5) $4.5 $4.5 $4.5 $4.5 $4.5 $4.5 Less: Tax Depreciation and Amortization (40.4) — — — (0.9) (0.9) EBIT ($40.9) $4.5 $4.5 $4.5 $3.6 $3.6 Less: Cash Taxes — (0.2) (0.2) (0.2) (0.2) (1.3) EBIAT ($40.9) $4.3 $4.3 $4.3 $3.5 $2.3 Plus: Tax Depreciation and Amortization 40.4 — — — 0.9 0.9 Less: Growth Capital Expenditures — — — — — —Less: Maintenance Capital Expenditures (2.6) — — — (0.9) (0.9) Unlevered Free Cash Flow ($3.1) $4.3 $4.3 $4.3 $3.5 $2.3 EBITDA Multiple / Perpetuity Growth Rate 9.0x 2.0% Terminal Value $40.4 $38.8 PV of Terminal Value @ 8.0% Discount Rate $28.1 $27.0 Plus: PV of Unlevered Free Cash Flow @ 8.0% Discount Rate 10.3 Implied Enterprise Value $38.3 $37.2 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 7.0x 8.0x 9.0x 10.0x 11.0x 1.75% 1.75% 2.00% 2.25% 2.25% 7.0% $33.4 $36.6 $39.9 $43.2 $46.4 7.0% $42.7 $42.7 $44.4 $46.2 $46.2 WACC 7.5% 32.7 35.9 39.1 42.3 45.5 WACC 7.5% 39.1 39.1 40.5 42.0 42.0 8.0% 32.1 35.2 38.3 41.4 44.5 8.0% 36.1 36.1 37.2 38.4 38.4 8.5% 31.5 34.5 37.6 40.6 43.7 8.5% 33.5 33.5 34.4 35.5 35.5 9.0% 30.8 33.8 36.8 39.8 42.8 9.0% 31.2 31.2 32.1 32.9 32.9 89Preliminary Draft Subject to Change Preliminary Valuation of Cushing Terminal Precedent M&A Transaction Analysis ($ in millions, except per unit amounts) Precedent Transactions – Terminals Date Transaction EBITDA Announced Acquiror / Target (Seller) Value Multiple ArcLight Capital Partners, LLC / Two refined products and crude oil terminals located in Tacoma, WA and Baltimore, MD (Targa 09/2018 $160.0 9.6x Resources Corp.) Delek Logistics Partners, LP / Big Spring Logistics assets including 15 storage tanks, salt wells, 4 light products terminals and certain 02/2018 315.0 7.9 other logistics assets (Delek US) 11/2017 TransMontaigne Partners / Martinez and Richmond Terminals (Plains All American) 275.0 10.0 11/2017 Andeavor Logistics LP / Anacortes Logistics Assets (Andeavor) 445.0 8.5 International-Matex Tank Terminals / Epic Midstream, which operates a portfolio of seven terminals in the U.S. Southeast and 08/2017 171.5 11.0 Southwest with 3.1 MMBbls of refined petroleum, asphalt, biofuels and chemical storage capacity (White Deer Energy and Blue Water 06/2017 SemGroup Corporation / Houston Fuel Oil Terminal Company (Alinda Capital Partners) 2,100.0 18.3 04/2017 PBF Logistics LP / Toledo, Ohio, refined products terminal assets (Sunoco Logistics LP) 10.0 3.4 03/2017 Sprague Resources LP / Inwood and Lawrence, New York, terminal assets (Carbo Industries, Inc. and Carbo Realty, L.L.C.) 70.0 7.8 02/2017 Sprague Resources LP / Refined product terminal assets in Springfield, Massachusetts (Leonard E. Belcher, Inc.) 20.0 5.7 01/2017 Sprague Resources LP / Storage terminal and Wilkesbarre Pier in East Providence, Rhode Island (Capital Terminal Company) 23.0 3.8 01/2017 Tallgrass Energy Partners, LP / Tallgrass Terminals, LLC and Tallgrss NatGas Operator, LLC 140.0 8.0 12/2016 NGL Energy Partners LP / Port Hudson Terminal and Kingfisher Facility (Murphy Energy Corporation) 51.0 5.0 11/2016 Tesoro Logistics L.P. / Northern California terminalling and storage assets (Tesoro Corporation) 400.0 8.4 NuStar Energy L.P. / Crude oil and refined products storage terminal in the Port of Corpus Christi, Texas (Martin Midstream Partners 10/2016 93.0 7.0 LP) 10/2016 Phillips 66 Partners / 30 crude oil, refined products and natural gas liquids logistics assets (Phillips 66) 1,300.0 8.7 Western Refining Logistics / Certain terminalling, storage and other logistics assets (Western Refining Inc. / St. Paul Park Refining 09/2016 210.0 8.5 Co.) 08/2016 Valero Energy Partners / Meraux and Three Rivers Terminal services business (Valero Energy Corp.) 325.0 8.3 VTTI Energy Partners LP / Additional 8.4% equity interest in VTTI MLP B.V. and associated pro-rata net debt (VTTI MLP Partners 08/2016 140.0 8.6 B.V.) Tesoro Logistics LP / Alaska crude oil, feedstock and refined product storage tanks and refined product terminals (Tesoro 07/2016 444.0 8.7 Corporation) 03/2016 Valero Energy Partners LP / McKee Terminal Services Business (Valero Energy Corporation) 240.0 8.6 02/2016 Phillips 66 Partners LP / 25% Controlling Interest in Phillips 66 Sweeny Frac LLC (Phillips 66) 236.0 9.7 02/2016 PBF Logistics LP / Four refined products terminals located near Philadelphia, Pennsylvania (Plains All American Pipeline, L.P.) 105.0 7.0 All Transactions Mean 8.2x Median 8.4 Source: Public filings, Wall street research 90

Preliminary Draft
Subject to Change

Preliminary Valuation of Cushing Terminal

Precedent M&A Transaction Analysis

($ in millions)

Summary Results

2020E EBITDA		$4.5	
Relevant EBITDA Multiple	8.0x	-	10.0x
Implied Enterprise Value as of December 31, 2020E	$36.0	-	$44.9
Implied Enterprise Value Range on March 31, 2019E @ 8.0% Discount Rate	$32.7		$40.8
Less: Present Value of March 31, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.0% Discount Rate		$--	
Implied Enterprise Value Range - 2020 EBITDA	**$32.7**	-	**$40.8**

EVERCORE 91 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of Cushing Terminal

Peer Group Trading Analysis

($ in millions, except per unit amounts)

Partnership	Price 1/11/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Crude Oil Storage									
Blueknight Energy Partners, L.P.	$1.69	$69.4	$593.0	10.1x	8.4x	18.9%	18.9%	3.0%	21.9%
Global Partners LP	16.92	579.1	1,951.9	8.6	8.4	11.2%	11.2%	--%	11.2%
Sprague Resources LP	18.75	426.3	1,023.1	7.8	7.2	14.2%	14.6%	1.4%	15.6%
USD Partners LP	10.56	281.7	474.6	7.6	NM	13.5%	14.1%	(0.9%)	12.7%
Mean				**8.5x**	**8.0x**	**14.5%**	**14.7%**	**0.9%**	**15.4%**
Median				**8.2**	**8.4**	**13.9%**	**14.3%**	**0.7%**	**14.2%**

Summary Results

2020E EBITDA		$4.5	
Relevant EBITDA Multiple	7.0x	-	8.5x
Implied Enterprise Value Based on 2020E EBITDA	**$31.5**	-	**$38.2**
Implied Enterprise Value	**$31.5**	-	**$38.2**

Source: FactSet, Public Filings

EVERCORE 92 AMID

Preliminary Draft
Subject to Change

H. Preliminary Valuation of NGL JV Interests

EVERCORE

Preliminary Draft
Subject to Change

Preliminary Valuation of NGL JV Interests

Summary Valuation

($ in millions)


Discounted Cash Flow Analysis
Precedent M&A Analysis
Peer Trading Analysis
2019E
Peer Trading Analysis
2020E
$200.0
$150.0
$100.0
$50.0
$164.5
$131.0
$179.7
$142.8
$183.4
$152.8
$173.9
$142.3

8.0% – 9.0% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 10.0x – 12.0x	Perpetuity Growth Rate: 1.75% – 2.25%	2019E EBITDA Multiple 10.0x – 12.0x	2020E EBITDA Multiple 10.0x – 12.0x	2019E EBITDA Multiple 10.0x – 12.0x	2020E EBITDA Multiple 9.0x – 11.0x

EVERCORE
93
AMID

Preliminary Draft Subject to Change Preliminary Valuation of NGL JV Interests Discounted Cash Flow Analysis – Assumptions Evercore utilized the following assumptions to perform a discounted cash flow analysis on AMID’s 25.3% interest in Wilprise, 16.7% interest in Tri-State and 50.0% interest in Cayenne: Discounted the projected cash flows to March 31, 2019 EBITDA and capital expenditures through December 31, 2023E per the AMID Financial Projections Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket) Mid-point discount rate of 8.5% utilizing WACC based on CAPM Terminal value based on a (i) 10.0x to 12.0x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate Tax depreciation assumed to equal maintenance capital expenditures in perpetuity 94Preliminary Draft Subject to Change Preliminary Valuation of NGL JV Interests Discounted Cash Flow Analysis ($ in millions) AMID Financial Projections For the Nine Month Ending December 31, For the Years Ending December 31, EBITDA Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth EBITDA $9.3 $15.8 $15.4 $14.2 $13.2 $13.2 $13.2 Less: Tax Depreciation and Amortization (147.6) — — — — —EBIT ($138.3) $15.8 $15.4 $14.2 $13.2 $13.2 Less: Cash Taxes — (0.7) (0.7) (0.7) (0.6) (4.9) EBIAT ($138.3) $15.1 $14.6 $13.5 $12.6 $8.3 Plus: Tax Depreciation and Amortization 147.6 — — — — —Less: Growth Capital Expenditures — — — — — —Less: Maintenance Capital Expenditures — — — — — —Unlevered Free Cash Flow $9.3 $15.1 $14.6 $13.5 $12.6 $8.3 EBITDA Multiple / Perpetuity Growth Rate 11.0x 2.0% Terminal Value $145.2 $130.5 PV of Terminal Value @ 8.5% Discount Rate $98.5 $88.6 Plus: PV of Unlevered Free Cash Flow @ 8.5% Discount Rate 54.0 Implied Enterprise Value $152.6 $142.6 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 9.0x 10.0x 11.0x 12.0x 13.0x 1.50% 1.75% 2.00% 2.25% 2.50% 7.5% $139.4 $148.8 $158.1 $167.5 $176.9 7.5% $154.9 $159.5 $164.5 $170.0 $176.1 8.0% 137.0 146.2 155.3 164.5 173.6 8.0% 144.7 148.5 152.7 157.2 162.1 WACC 8.5% 134.7 143.6 152.6 161.5 170.5 WACC 8.5% 135.9 139.1 142.6 146.4 150.5 9.0% 132.4 141.2 149.9 158.7 167.4 9.0% 128.2 131.0 134.0 137.1 140.6 9.5% 130.2 138.7 147.3 155.9 164.5 9.5% 121.5 123.9 126.4 129.2 132.1 95

Preliminary Draft
Subject to Change

Preliminary Valuation of NGL JV Interests

Precedent M&A Transaction Analysis

($ in millions)

Precedent Transactions – NGL Transportation

Date Announced	Acquiror / Target (Seller)	Transaction Value	Transaction Value / EBITDA
10/2017	Blackstone Energy Partners / 25% interest in Grand Prix Pipeline (Targa Resources Corp)	$325.0	10.0x
10/2016	Phillips 66 Partners LP / 30 Crude, Products, and NGL Logistics Assets (Phillips 66)	1,300.0	8.7
6/2016	Riverstone Investment Group LLC / 50% Partner Interest in Utopia Pipeline Project (Kinder Morgan, Inc.)	300.0	12.0
5/2016	Phillips 66 Partners LP / Standish Pipeline and remaining 75% in Phillips 66 Sweeny Frac LLC (Phillips 66)	775.0	8.6
2/2015	Phillips 66 Partners LP / Interests in LLCs owning Sand Hills NGL pipelines and Explorer refined products pipeline (Phillips 66)	1,077.6	9.5
2/2015	NGL Energy Partners LP / NGL Storage Facility (Magnum NGLs LLC)	280.0	10.5
10/2014	ONEOK Partners, LP / 80% interest in WTLPG and 100% interest in Mesquite Pipeline (Chevron Corporation)	800.0	20.0
9/2014	Boardwalk Pipeline Partners, LP / Evangeline ethylene pipeline system (Chevron Petrochemical Pipeline LLC)	295.0	12.5
9/2014	Pembina Pipeline Corporation / Vantage Pipeline System and Mistral Midstream Inc.'s interest in the Saskatchewan Ethane Extraction Plant (Riverstone Holdings LLC)	650.0	12.5
5/2014	Martin Midstream Partners LP / 20% interest in West Texas LPG Pipeline LP (Atlas Pipeline NGL Holdings, LLC)	134.4	14.5
2/2014	DCP Midstream Partners, LP / 33.3% interest in each of Sand Hills and Southern Hills pipelines, remaining 20% interest in Eagle Ford system and the Lucerne 1 gas processing plant (DCP Midstream, LP)	1,150.0	12.0
2/2014	Western Gas Partners, LP / 20% interest in Texas Express Pipeline LLC and Texas Express Gathering LLC and a 33.3% interest in Front Range Pipeline LLC (Anadarko)	375.0	11.1
2/2014	Phillips 66 Partners LP / Gold Product Pipeline System and Medford Spheres (Phillips 66)	700.0	10.4
8/2013	DCP Midstream Partners, LP / 33.3% interest in Front Range Pipeline LLC (DCP Midstream, LP)	86.0	15.0
4/2011	Atlas Pipeline Partners LP / 20% interest in West Texas LPG Limited Partnership (Buckeye Partners, LP)	85.0	13.7
3/2011	Energy Transfer Partners, LP and Regency Energy Partners LP / Louis Dreyfus Highbridge Energy LLC	1,925.0	11.6
	All Transactions		
	Median		**11.8x**
	Mean		**12.0**

Source: Public filings, Wall street research

EVERCORE 96 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of NGL JV Interests

Precedent M&A Transaction Analysis

($ in millions)

Summary Results

2019E EBITDA		$15.3	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value as of December 31, 2019E	$152.8	-	$183.4
Implied Enterprise Value Range on March 31, 2019E @ 8.5% Discount Rate	$149.7		$179.7
Less: Present Value of March 31, 2019E to December 31, 2019E Growth Capital Expenditures @ 8.5% Discount Rate		$—	
Implied Enterprise Value Range - 2019 EBITDA	**$149.7**	-	**$179.7**
2020E EBITDA		$15.8	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value as of December 31, 2020E	$158.1	-	$189.7
Implied Enterprise Value Range on March 31, 2019E @ 8.5% Discount Rate	$142.8		$171.4
Less: Present Value of March 31, 2019E to December 31, 2020E Growth Capital Expenditures @ 8.5% Discount Rate		$—	
Implied Enterprise Value Range - 2020 EBITDA	**$142.8**	-	**$171.4**
Implied Enterprise Value Range	**$142.8**		**$179.7**

EVERCORE 97 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of NGL JV Interests

Peer Group Trading Analysis

($ in millions, except per unit / share amounts)

Partnership / Corporation	Price 1/11/19	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2019E	Enterprise Value / EBITDA 2020E	Distribution Yield Current	Distribution Yield 2019E	Distribution Growth	Total Return
Enterprise Products Partners L.P.	$27.03	$58,963.9	$81,885.0	10.9x	10.4x	6.4%	6.5%	3.5%	9.9%
ONEOK, Inc.	59.80	24,659.3	33,528.2	12.8	10.7	5.7%	6.1%	10.4%	16.1%
Phillips 66 Partners LP	47.99	6,063.0	9,631.0	7.9	6.9	6.6%	7.2%	6.9%	13.5%
Targa Resources Corp.	42.08	9,648.2	17,724.0	11.5	9.1	8.7%	8.7%	3.3%	11.9%
Mean				**10.8x**	**9.3x**	**6.8%**	**7.1%**	**6.0%**	**12.8%**
Median				**11.2**	**9.8**	**6.5%**	**6.9%**	**5.2%**	**12.7%**

Summary Results

2019E EBITDA		$15.3	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value Based on 2019E EBITDA	**$152.8**	-	**$183.4**
2020E EBITDA		$15.8	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Based on 2020E EBITDA	**$142.3**	-	**$173.9**

Source: FactSet, Public filings

EVERCORE 98 AMID

Preliminary Draft
Subject to Change

I. Preliminary Valuation of AMID Corporate G&A Expenses

EVERCORE

Preliminary Draft
Subject to Change

Preliminary Valuation of AMID Corporate G&A Expenses

Summary Valuation

($ in millions)

Discounted Cash Flow Analysis	Precedent M&A Analysis	Peer Trading Analysis	
		2019E	2020E


$600.0
$550.0
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$512.9
$399.8
$423.2
$309.8
$469.5
$395.1
$437.4
$359.7

7.9% – 8.9% WACC		2019E and 2020E Multiple Range Selected		2019E Multiple Range Selected	2020E Multiple Range Selected
2023E EBITDA Multiple: 8.5x – 10.1x	Perpetuity Growth Rate: 1.75% – 2.25%	2019E EBITDA Multiple 7.3x – 9.2x	2020E EBITDA Multiple 7.3x – 9.2x	2019E EBITDA Multiple 8.5x – 10.1x	2020E EBITDA Multiple 7.7x – 9.4x

EVERCORE 99 AMID

Preliminary Draft
Subject to Change

Preliminary Valuation of AMID Corporate G&A Expenses

Discounted Cash Flow Analysis – Assumptions

- Evercore utilized the following assumptions to perform a discounted cash flow analysis on AMID's corporate G&A expenses
  - Discounted the projected cash flows to March 31, 2019
  - Corporate G&A expenses per AMID Financial Projections
  - Unitholder effective tax rate of 29.6% (80.0% of taxable income at 37.0% tax bracket)
  - Mid-point discount rate of 8.4% utilizing weighted average WACC used in Sum of the Parts Analysis
  - Terminal value based on a (i) 8.5x to 10.1x EBITDA exit multiple based on weighted average peer trading multiple and (ii) 1.75% to 2.25% perpetuity growth rate
    - Based on weighted average of EBITDA exit multiple and perpetuity growth rate used in the Sum of the Parts analysis

EVERCORE 100 AMID

Preliminary Draft Subject to Change Preliminary Valuation of AMID Corporate G&A Expenses Discounted Cash Flow Analysis ($ in millions) AMID Financial Projections For the Nine Month Ending December 31, For the Years Ending December 31, Perpetuity 2019E 2020E 2021E 2022E 2023E Multiple Growth Corporate G&A Expense $30.4 $46.7 $46.7 $46.7 $46.7 $46.7 $46.7 Corporate G&A Expense $30.4 $46.7 $46.7 $46.7 $46.7 $46.7 Less: Cash Taxes (7.2) (11.1) (11.1) (11.1) (11.1) (17.3) Unlevered Free Cash Flow $23.2 $35.7 $35.7 $35.7 $35.7 $29.4 Multiple / Perpetuity Growth Rate 9.3x 2.0% Terminal Value $432.3 $471.7 PV of Terminal Value @ 8.4% Discount Rate $295.2 $322.1 Plus: PV of Unlevered Free Cash Flow @ 8.4% Discount Rate 137.3 Implied Value of AMID Corporate G&A Liability $432.5 $459.4 Sensitivity Analysis EBITDA Multiple Perpetuity Growth Rate 7.5x 8.5x 9.3x 10.1x 11.1x 1.50% 1.75% 2.00% 2.25% 2.50% 7.4% $388.8 $422.2 $448.7 $475.3 $508.6 7.4% $503.7 $520.8 $539.6 $560.1 $582.8 ACC 7.9% 381.9 414.5 440.5 466.5 499.1 ACC 7.9% 466.4 480.6 496.1 512.9 531.3 W 8.4% 375.2 407.1 432.5 457.9 489.8 W 8.4% 434.5 446.5 459.4 473.4 488.6 8.9% 368.6 399.8 424.7 449.6 480.8 8.9% 406.9 417.1 428.0 439.8 452.5 9.4% 362.2 392.7 417.1 441.4 471.9 9.4% 382.8 391.6 400.9 411.0 421.7 101Preliminary Draft Subject to Change Preliminary Valuation of AMID Corporate G&A Expenses Precedent M&A Transaction and Peer Trading Analysis ($ in millions) Precedent M&A Transaction Summary Results 2019E Corporate G&A Expense $46.7 Relevant Multiple1 7.3x—9.2x Implied AMID Corporate G&A Liability Based on 2019E Expense $342.6—$431.7 Implied Enterprise Value Range on March 31, 2019E @ 8.4% Discount Rate $335.7 $423.2 2020E Corporate G&A Expense $46.7 Relevant Multiple1 7.3x—9.2x Implied AMID Corporate G&A Liability Based on 2020E Expense $342.6—$431.7 Implied Enterprise Value Range on March 31, 2019E @ 8.4% Discount Rate $309.8 $390.5 Implied Value of AMID Corporate G&A Liability $309.8 $423.2 Peer Trading Summary Results 2019E Corporate G&A Expense $46.7 Relevant Multiple1 8.5x—10.1x Implied AMID Corporate G&A Liability Based on 2019E Expense $395.1—$469.5 2020E Corporate G&A Expense $46.7 Relevant Multiple1 7.7x—9.4x Implied AMID Corporate G&A Liability Based on 2020E Expense $359.7—$437.4 1. Based on weighted average EBITDA multiple used in the Sum of the Parts analysis excluding Delta House 102

Preliminary Draft Subject to Change V. Illustrative Impact of Sale of Natural Gas Transportation AssetsPreliminary Draft Subject to Change Illustrative Impact of Sale of Natural Gas Transportation Assets Pro Forma Impact of Sale of Natural Gas Transportation Assets ($ in millions, except per unit amounts) The analysis below assumes that AMID divests its Natural Gas Transportation assets on July 1, 2019 for $207.0 million in cash (10.0x 2019E EBITDA) and utilizes proceeds to repay Natural Gas Transportation asset-level debt ($85.8 million as of June 30, 2019) with remaining proceeds utilized to repay borrowings on AMID’s revolving credit facility For the Years Ending December 31, CAGR 2019E 2020E 2021E 2022E 2023E 2019E—2023E EBITDA $212.4 $203.8 $194.3 $184.7 $170.9 Less: Natural Gas Transportation EBITDA (10.1) (21.1) (21.5) (22.3) (22.3) Plus: Corporate G&A Savings 1.4 2.9 2.9 2.9 2.9 Less: Interest Expense (73.5) (67.1) (61.6) (57.1) (54.4) Plus: Interest Expense Savings 5.9 11.5 11.7 11.4 11.1 Less: Maintenance Capital Expenditures (18.5) (11.6) (11.6) (11.8) (12.7) Plus: Natural Gas Transportation Maintenance Capital Expenditures 1.9 3.5 3.5 3.5 3.5 Distributable Cash Flow $119.5 $121.8 $117.7 $111.2 $99.0 (4.6%) DCF / LP Unit $1.93 $1.95 $1.90 $1.84 $1.72 (2.8%) Cash $— $— $— $— $— Debt 855.7 778.9 685.1 593.6 514.1 Net Debt 855.7 778.9 685.1 593.6 514.1 2 1 Debt / EBITDA 4.3x 4.0x 3.6x 3.3x 3.1x Net Debt / EBITDA2 4.3 4.0 3.6 3.3 3.1 Quarterly Debt / EBITDA2 Quarterly DCF / LP Unit 5.7x 5.7x 5.7x 5.6x $0.54 $0.52 $0.53 $0.51 $0.48 $0.48 $0.49 $0.49 $0.49 4.9x 4.6x 4.6x $0.47 $0.47 $0.47 $0.48 $0.46 4.4x $0.44 $0.45 $0.43 4.3x 4.4x 4.4x 4.4x $0.42 4.0x 4.0x 4.0x 4.0x $0.38 $0.38 $0.37 $0.42 $0.36 $0.35 $0.32 $0.41 $0.38 $0.39 $0.35 $0.36 $0.34 $0.33 1Q ‘19 2Q ‘19 3Q ‘19 4Q ‘19 1Q ‘20 2Q ‘20 3Q ‘20 4Q ‘20 1Q ‘19 2Q ‘19 3Q ‘19 4Q ‘19 1Q ‘20 2Q ‘20 3Q ‘20 4Q ‘20 AMID Financial Projections – No Divestitures AMID Financial Projections – No Divestitures AMID Financial Projections – Sale of Natural Gas Transportation AMID Financial Projections – Sale of Natural Gas Transportation As Converted Basis—No Divestitures As Converted Basis—Sale of Natural Gas Transportation 1. Includes the full-year impact of the sale of Natural Gas Transmission assets on EBITDA 2. EBITDA calculation for covenant compliance adjusted for non-recurring corporate expenses, material project adjustments and forecasted transaction expenses 103

Preliminary Draft
Subject to Change

VI. Illustrative AMID Unitholder Tax Analysis

EVERCORE

Preliminary Draft
Subject to Change

Illustrative AMID Unitholder Tax Analysis

AMID Unitholder Tax Analysis @ Illustrative Offer Price ($4.50 / unit) – Assumptions

- PricewaterhouseCoopers LLP ("PwC") provided the AMID unaffiliated unitholders tax liability by unit acquisition date information, which included the following:
  - **Adjusted Basis** – Represents the weighted average price acquired, plus cumulative income, less cumulative distributions and DD&A from the acquisition date to January 2018
  - **§751 Gain** – Recharacterization of gain or loss on the sale of a partnership interest from capital to ordinary on §751 property owned by the partnership
  - **Net Ordinary Gain / (Loss) per Unit** – Calculated as §751 Gain less Passive Loss Carryover assuming Passive Loss Carryover amounts are 100% available to offset Ordinary Gains
  - **Net Capital Gain / (Loss) per Unit** – Calculated as Total Gain / (Loss) per Unit less §751 Gain
  - **Estimated Taxes** – Calculated based on the Net Ordinary Gain / Loss per Unit and Net Capital Gain / (Loss) per Unit assuming the unitholder tax rates as set forth in table below

Type	Ordinary Gain Tax Rate (T1)	Capital Gain Tax Rate (T2)
Individual	29.6%	20.0%
Corporation	21.0%	21.0%
Partnership	29.6%	20.0%
Estate	29.6%	20.0%
Trust	29.6%	20.0%
Foreign	21.0%	21.0%
UBTI	21.0%	21.0%
Other	29.6%	20.0%

EVERCORE
104
AMID

Preliminary Draft
Subject to Change

Illustrative AMID Unitholder Tax Analysis

AMID Unitholder Tax Analysis by Year Acquired @ $4.50 per Unit

				Total Gain / (Loss) Per Unit			Ordinary Gain / (Loss) Per Unit			Capital Gain / (Loss) Per Unit			Tax Liability Per Unit		
				A	B	C = A - B	D	E	F = D + E	C	D	G = C – D	H = F * T1	I = G * T2	J = H + I
Year	AMID Units	% of Total Units	Average Purchase Price	Offer Price	Adjusted Basis	Total Gain / (Loss)	751 Gain	Carryover Passive Losses	Net Ordinary Gain / (Loss)	Total Gain / (Loss)	751 Gain	Net Capital Gain / (Loss)	Ordinary Tax Liability / (Benefit)	Capital Tax Liability / (Benefit)	Total Tax Liability / (Benefit)
2011	431,098	1.1%	$19.53	$4.50	($16.76)	$21.26	$9.41	($19.76)	($10.35)	$21.26	$9.41	$11.85	($3.02)	$2.37	($0.65)
2012	443,166	1.2%	19.44	4.50	(11.96)	16.46	8.74	(20.29)	(11.55)	16.46	8.74	7.72	(3.16)	1.56	(1.59)
2013	826,804	2.2%	18.62	4.50	(9.89)	14.39	6.16	(19.36)	(13.21)	14.39	6.16	8.23	(3.15)	1.70	(1.45)
2014	3,036,352	7.9%	21.94	4.50	0.10	4.40	6.30	(15.13)	(8.83)	4.40	6.30	(1.90)	(2.46)	(0.38)	(2.85)
2015	5,309,239	13.9%	11.30	4.50	(6.55)	11.05	5.67	(12.77)	(7.10)	11.05	5.67	5.38	(1.76)	1.11	(0.65)
2016	14,537,257	38.0%	8.90	4.50	(4.71)	9.21	4.63	(10.06)	(5.43)	9.21	4.63	4.58	(1.47)	0.93	(0.54)
2017	12,799,597	33.5%	13.03	4.50	4.11	0.39	3.16	(6.81)	(3.64)	0.39	3.16	(2.78)	(0.94)	(0.57)	(1.50)
2018	823,557	2.2%	11.85	4.50	6.15	(1.65)	2.13	(4.67)	(2.53)	(1.65)	2.13	(3.78)	(0.73)	(0.76)	(1.49)
Total / Wtd. Avg.	38,207,069	100.0%	$12.16	$4.50	($1.73)	$6.23	$4.50	($10.06)	($5.57)	$6.23	$4.50	$1.73	($1.47)	$0.36	($1.11)

EVERCORE
105
AMID

Preliminary Draft
Subject to Change

Illustrative AMID Unitholder Tax Analysis

AMID Unitholder Tax Analysis by Month Acquired @ $4.50 per Unit

				Total Gain / (Loss) Per Unit			Ordinary Gain / (Loss) Per Unit			Capital Gain / (Loss) Per Unit			Tax Liability Per Unit		
				A	B	C = A - B	D	E	F = D + E	C	G	H = C – G	H = F * T1	I = G * T2	J = H + I
Month	AMID Units	% of Total Units	Average Purchase Price	Offer Price	Adjusted Basis	Total Gain / (Loss)	751 Gain	Carryover Passive Losses	Net Ordinary Gain / (Loss)	Total Gain / (Loss)	751 Gain	Net Capital Gain / (Loss)	Ordinary Tax Liability / (Benefit)	Capital Tax Liability / (Benefit)	Total Tax Liability / (Benefit)
08/2011	267,696	0.7%	$20.79	$4.50	($18.69)	$23.19	$9.45	($20.11)	($10.66)	$23.19	$9.45	$13.74	($3.14)	$2.75	($0.39)
09/2011	43,331	0.1%	16.26	4.50	(14.12)	18.62	9.39	(18.50)	(9.11)	18.62	9.39	9.23	(2.62)	1.86	(0.76)
10/2011	57,668	0.2%	18.13	4.50	(13.21)	17.71	9.45	(19.46)	(10.00)	17.71	9.45	8.26	(2.88)	1.66	(1.23)
11/2011	15,581	0.0%	17.70	4.50	(13.45)	17.95	9.26	(19.27)	(10.01)	17.95	9.26	8.69	(2.92)	1.74	(1.18)
12/2011	46,821	0.1%	17.66	4.50	(13.63)	18.13	9.19	(19.41)	(10.22)	18.13	9.19	8.94	(2.91)	1.80	(1.11)
01/2012	56,514	0.1%	17.95	4.50	(13.18)	17.68	9.16	(19.52)	(10.36)	17.68	9.16	8.52	(2.87)	1.72	(1.14)
02/2012	32,048	0.1%	18.89	4.50	(12.62)	17.12	8.96	(19.90)	(10.94)	17.12	8.96	8.16	(2.84)	1.67	(1.17)
03/2012	29,013	0.1%	20.50	4.50	(11.88)	16.38	8.89	(20.76)	(11.87)	16.38	8.89	7.49	(3.33)	1.51	(1.82)
04/2012	125,148	0.3%	21.10	4.50	(11.16)	15.66	8.82	(21.08)	(12.27)	15.66	8.82	6.85	(3.54)	1.37	(2.16)
05/2012	5,848	0.0%	21.26	4.50	(10.97)	15.47	8.74	(21.05)	(12.31)	15.47	8.74	6.73	(2.59)	1.41	(1.17)
06/2012	68,628	0.2%	18.90	4.50	(12.45)	16.95	8.67	(20.17)	(11.51)	16.95	8.67	8.28	(3.41)	1.66	(1.75)
07/2012	33,425	0.1%	19.20	4.50	(11.86)	16.36	8.59	(20.31)	(11.72)	16.36	8.59	7.76	(2.74)	1.61	(1.13)
08/2012	17,585	0.0%	19.79	4.50	(11.18)	15.68	8.50	(20.23)	(11.73)	15.68	8.50	7.18	(2.79)	1.48	(1.31)
09/2012	14,311	0.0%	19.20	4.50	(11.66)	16.16	8.41	(20.11)	(11.70)	16.16	8.41	7.75	(2.71)	1.61	(1.10)
10/2012	26,589	0.1%	18.65	4.50	(11.54)	16.04	8.46	(19.88)	(11.43)	16.04	8.46	7.59	(2.85)	1.56	(1.29)
11/2012	11,265	0.0%	18.96	4.50	(11.23)	15.73	8.36	(19.88)	(11.52)	15.73	8.36	7.38	(2.86)	1.52	(1.34)
12/2012	22,793	0.1%	15.94	4.50	(13.08)	17.58	8.10	(18.70)	(10.61)	17.58	8.10	9.48	(3.10)	1.90	(1.19)
01/2013	38,986	0.1%	14.57	4.50	(13.66)	18.16	7.82	(18.35)	(10.53)	18.16	7.82	10.34	(2.54)	2.13	(0.41)
02/2013	30,849	0.1%	15.95	4.50	(12.38)	16.88	7.76	(18.45)	(10.70)	16.88	7.76	9.13	(2.83)	1.86	(0.97)
03/2013	27,598	0.1%	16.66	4.50	(12.41)	16.91	7.81	(19.19)	(11.39)	16.91	7.81	9.11	(3.27)	1.83	(1.44)
04/2013	85,157	0.2%	16.60	4.50	(12.15)	16.65	7.74	(19.30)	(11.56)	16.65	7.74	8.90	(2.60)	1.85	(0.75)
05/2013	123,566	0.3%	16.53	4.50	(11.29)	15.79	5.82	(18.37)	(12.55)	15.79	5.82	9.97	(2.84)	2.08	(0.76)
06/2013	162,294	0.4%	18.95	4.50	(9.67)	14.17	5.77	(19.37)	(13.60)	14.17	5.77	8.41	(3.51)	1.72	(1.79)
07/2013	98,261	0.3%	20.55	4.50	(8.70)	13.20	5.68	(20.24)	(14.55)	13.20	5.68	7.52	(3.23)	1.57	(1.66)
08/2013	98,280	0.3%	19.64	4.50	(9.08)	13.58	5.60	(19.70)	(14.10)	13.58	5.60	7.98	(3.05)	1.67	(1.38)
09/2013	76,460	0.2%	19.79	4.50	(9.15)	13.65	5.46	(20.13)	(14.67)	13.65	5.46	8.19	(3.31)	1.71	(1.61)
10/2013	23,935	0.1%	19.95	4.50	(8.94)	13.44	5.32	(20.30)	(14.98)	13.44	5.32	8.12	(3.87)	1.66	(2.21)
11/2013	52,058	0.1%	19.94	4.50	(4.80)	9.30	5.08	(17.64)	(12.56)	9.30	5.08	4.22	(3.47)	0.76	(2.71)
12/2013	9,360	0.0%	22.25	4.50	(7.31)	11.81	5.05	(20.98)	(15.93)	11.81	5.05	6.77	(4.48)	1.36	(3.12)
01/2014	98,255	0.3%	22.41	4.50	(3.09)	7.59	7.23	(17.37)	(10.13)	7.59	7.23	0.36	(2.92)	0.07	(2.85)
02/2014	82,749	0.2%	25.87	4.50	(1.30)	5.80	7.27	(19.04)	(11.77)	5.80	7.27	(1.47)	(2.90)	(0.30)	(3.20)
03/2014	41,914	0.1%	24.11	4.50	(2.62)	7.12	7.22	(18.83)	(11.61)	7.12	7.22	(0.10)	(3.29)	(0.02)	(3.31)
04/2014	113,220	0.3%	24.13	4.50	(2.37)	6.87	7.14	(18.82)	(11.69)	6.87	7.14	(0.27)	(3.12)	(0.05)	(3.17)
05/2014	310,048	0.8%	25.37	4.50	(1.02)	5.52	7.00	(18.70)	(11.69)	5.52	7.00	(1.48)	(3.44)	(0.30)	(3.73)
06/2014	139,500	0.4%	26.67	4.50	(0.49)	4.99	6.67	(19.54)	(12.87)	4.99	6.67	(1.68)	(2.92)	(0.35)	(3.27)
07/2014	38,645	0.1%	28.62	4.50	1.15	3.35	6.60	(20.25)	(13.65)	3.35	6.60	(3.25)	(3.72)	(0.66)	(4.38)
08/2014	49,223	0.1%	27.81	4.50	1.23	3.27	6.52	(19.30)	(12.79)	3.27	6.52	(3.25)	(3.30)	(0.66)	(3.96)
09/2014	937,032	2.5%	29.59	4.50	2.03	2.47	6.51	(20.34)	(13.83)	2.47	6.51	(4.04)	(4.09)	(0.81)	(4.90)
10/2014	47,707	0.1%	28.50	4.50	1.73	2.77	6.56	(20.01)	(13.45)	2.77	6.56	(3.79)	(3.41)	(0.78)	(4.19)
11/2014	1,082,778	2.8%	12.38	4.50	(0.55)	5.05	5.56	(7.44)	(1.88)	5.05	5.56	(0.50)	(0.42)	(0.11)	(0.53)

EVERCORE
106
AMID

Preliminary Draft Subject to Change Illustrative AMID Unitholder Tax Analysis AMID Unitholder Tax Analysis by Month Acquired @ $4.50 per Unit Ordinary Gain / (Loss) Total Gain / (Loss) Per Unit Per Unit Capital Gain / (Loss) Per Unit Tax Liability Per Unit A B C = A—B D E F = D + E C G H = C – G H = F * T1 I = G * T2 J = H + I Average Ordinary Tax Capital Tax Total Tax % of Total Purchase Offer Adjusted Total Gain / Carryover Net Ordinary Total Gain / Net Capital Liability / Liability / Liability / Month AMID Units Units Price Price Basis (Loss) 751 Gain Passive Losses Gain / (Loss) (Loss) 751 Gain Gain / (Loss) (Benefit) (Benefit) (Benefit) 12/2014 95,280 0.2% $20.70 $4.50 ($0.27) $4.77 $6.22 ($14.78) ($8.56) $4.77 $6.22 ($1.45) ($2.38) ($0.29) ($2.67) 01/2015 381,468 1.0% 14.86 4.50 (4.13) 8.63 5.68 (13.05) (7.38) 8.63 5.68 2.95 (1.78) 0.61 (1.17) 02/2015 239,550 0.6% 16.55 4.50 (5.77) 10.27 5.82 (16.10) (10.28) 10.27 5.82 4.44 (2.99) 0.89 (2.10) 03/2015 202,794 0.5% 17.15 4.50 (4.81) 9.31 5.77 (16.14) (10.36) 9.31 5.77 3.54 (3.07) 0.71 (2.36) 04/2015 290,539 0.8% 15.02 4.50 (5.81) 10.31 5.60 (15.14) (9.54) 10.31 5.60 4.71 (2.75) 0.95 (1.81) 05/2015 119,048 0.3% 12.50 4.50 (4.23) 8.73 5.37 (11.27) (5.90) 8.73 5.37 3.36 (1.44) 0.69 (0.75) 06/2015 113,234 0.3% 13.35 4.50 (4.09) 8.59 5.32 (11.95) (6.64) 8.59 5.32 3.27 (1.58) 0.68 (0.90) 07/2015 155,373 0.4% 15.36 4.50 (5.13) 9.63 5.48 (15.23) (9.75) 9.63 5.48 4.15 (2.51) 0.85 (1.66) 08/2015 294,672 0.8% 12.11 4.50 (6.74) 11.24 5.75 (13.58) (7.83) 11.24 5.75 5.49 (1.90) 1.13 (0.77) 09/2015 411,749 1.1% 9.98 4.50 (5.70) 10.20 5.37 (10.89) (5.52) 10.20 5.37 4.83 (1.45) 0.98 (0.47) 10/2015 2,323,787 6.1% 9.78 4.50 (7.73) 12.23 5.82 (12.67) (6.84) 12.23 5.82 6.40 (1.54) 1.33 (0.21) 11/2015 335,578 0.9% 8.89 4.50 (6.08) 10.58 5.39 (10.25) (4.86) 10.58 5.39 5.19 (1.19) 1.06 (0.13) 12/2015 441,447 1.2% 8.47 4.50 (6.99) 11.49 5.43 (11.08) (5.64) 11.49 5.43 6.06 (1.50) 1.23 (0.26) 01/2016 1,297,532 3.4% 4.88 4.50 (8.41) 12.91 5.10 (8.95) (3.85) 12.91 5.10 7.81 (1.05) 1.59 0.54 02/2016 1,643,686 4.3% 6.13 4.50 (7.21) 11.71 4.94 (9.01) (4.06) 11.71 4.94 6.77 (1.17) 1.36 0.20 03/2016 1,475,594 3.9% 4.49 4.50 (6.85) 11.35 4.50 (7.41) (2.92) 11.35 4.50 6.85 (0.79) 1.39 0.59 04/2016 602,390 1.6% 4.93 4.50 (6.91) 11.41 4.69 (7.99) (3.30) 11.41 4.69 6.72 (0.84) 1.38 0.54 05/2016 1,089,840 2.9% 8.69 4.50 (5.45) 9.95 5.16 (10.25) (5.09) 9.95 5.16 4.79 (1.25) 0.99 (0.26) 06/2016 623,433 1.6% 9.52 4.50 (4.12) 8.62 5.00 (10.11) (5.11) 8.62 5.00 3.62 (1.44) 0.74 (0.70) 07/2016 575,649 1.5% 10.79 4.50 (3.76) 8.26 4.75 (11.06) (6.32) 8.26 4.75 3.52 (1.70) 0.71 (0.98) 08/2016 635,891 1.7% 9.56 4.50 (3.67) 8.17 4.52 (9.77) (5.25) 8.17 4.52 3.65 (1.29) 0.75 (0.54) 09/2016 3,831,444 10.0% 11.51 4.50 (3.20) 7.70 4.52 (11.61) (7.08) 7.70 4.52 3.18 (2.02) 0.64 (1.38) 10/2016 781,682 2.0% 9.59 4.50 (2.62) 7.12 3.81 (9.16) (5.34) 7.12 3.81 3.30 (1.46) 0.67 (0.79) 11/2016 1,047,467 2.7% 12.52 4.50 (2.23) 6.73 4.30 (11.66) (7.36) 6.73 4.30 2.43 (1.92) 0.50 (1.42) 12/2016 932,651 2.4% 11.72 4.50 (1.97) 6.47 4.29 (10.95) (6.66) 6.47 4.29 2.18 (1.58) 0.45 (1.14) 01/2017 1,327,151 3.5% 14.27 4.50 0.86 3.64 4.54 (10.74) (6.19) 3.64 4.54 (0.90) (1.36) (0.19) (1.55) 02/2017 568,455 1.5% 15.19 4.50 4.00 0.50 3.49 (8.51) (5.01) 0.50 3.49 (2.99) (1.21) (0.63) (1.84) 03/2017 928,501 2.4% 13.34 4.50 2.81 1.69 3.24 (7.85) (4.61) 1.69 3.24 (1.55) (1.25) (0.31) (1.56) 04/2017 1,754,948 4.6% 14.35 4.50 4.94 (0.44) 3.05 (7.14) (4.09) (0.44) 3.05 (3.49) (1.15) (0.70) (1.85) 05/2017 789,873 2.1% 14.35 4.50 5.38 (0.88) 2.95 (6.70) (3.75) (0.88) 2.95 (3.84) (0.99) (0.78) (1.77) 06/2017 2,148,456 5.6% 12.05 4.50 3.80 0.70 3.15 (5.98) (2.83) 0.70 3.15 (2.45) (0.75) (0.50) (1.25) 07/2017 1,075,846 2.8% 11.20 4.50 3.73 0.77 3.14 (5.61) (2.47) 0.77 3.14 (2.37) (0.67) (0.48) (1.15) 08/2017 1,100,931 2.9% 12.60 4.50 5.06 (0.56) 2.74 (5.68) (2.94) (0.56) 2.74 (3.30) (0.73) (0.68) (1.41) 09/2017 790,298 2.1% 12.75 4.50 5.28 (0.78) 2.47 (5.61) (3.14) (0.78) 2.47 (3.26) (0.78) (0.67) (1.45) 10/2017 293,259 0.8% 12.85 4.50 5.15 (0.65) 3.08 (6.26) (3.18) (0.65) 3.08 (3.73) (0.82) (0.76) (1.59) 11/2017 1,125,458 2.9% 12.50 4.50 5.22 (0.72) 2.95 (5.83) (2.88) (0.72) 2.95 (3.68) (0.74) (0.75) (1.49) 12/2017 896,422 2.3% 11.85 4.50 4.88 (0.38) 2.73 (5.53) (2.80) (0.38) 2.73 (3.11) (0.78) (0.63) (1.41) 01/2018 823,557 2.2% 11.85 4.50 6.15 (1.65) 2.13 (4.67) (2.53) (1.65) 2.13 (3.78) (0.73) (0.76) (1.49) Total / Wtd. Avg. 38,207,069 100.0% $12.16 $4.50 ($1.73) $6.23 $4.50 ($10.06) ($5.57) $6.23 $4.50 $1.73 ($1.47) $0.35 ($1.11) 107Preliminary Draft Subject to Change Illustrative AMID Unitholder Tax Analysis AMID Unitholder Tax Analysis @ Illustrative Offer Price ($4.50 / unit) Implied Taxes 36.0 34.0 Tax Liability Deciles ($ per unit) 32.0 First Decile ($4.90)—($2.10) Sixth Decile ($1.29)—($1.14) Second Decile ($2.10)—($1.59) Seventh Decile ($1.14)—($0.70) 30.0 Third Decile ($1.59)—($1.49) Eighth Decile ($0.70)—($0.26) 28.0 Fourth Decile ($1.49)—($1.38) Ninth Decile ($0.26)—($0.13) 26.0 Fifth Decile ($1.38)—($1.29) Tenth Decile ($0.13)—$0.59 Weighted Average ($1.11) 24.0 Total Tax Liability (Benefits) of Unaffiliated Unitholders ($MM) ($42.6) 22.0 20.0 Includes all units with zero tax consequences or net tax benefits resulting s Million) 18.0 from the Proposed Transaction n 16.0 (i Unit s 14.0 12.0 10.0 8.0 6.0 4.0 2.0 0.0 $— 3 0. $01 $0.03 $0.04 0. $05 $0.06 $0.08 $0.09 $0.10 $ 0.21 $0.13 $0.14 $0.16 $0.17 0. $18 $0.19 $0.21 $0.22 $0.23 $ 0.25 $0.26 $0.27 $0.29 $0.30 0. $1 $0.32 $0.34 0. $35 $0.36 $ 0.83 $0.39 $0.40 $ 0.42 $0.43 $ 0.44 $0.45 $0.47 $ 0.48 $0.49 $0.51 $0.52 $0.53 0. $55 $0.56 $0.57 $0.58 $0.60 0. $61 $0.62 $0.64 $0.65 $0.66 $ 0.68 $0.69 $0.70 $0.71 $0.73 0. $47 $0.75 $0.77 $0.78 $0.79 0. $81 $0.82 $0.83 0. $48 $0.86 $ 0.78 $0.88 $0.90 $ 0.91 $0.92 $0.94 $0.95 $0.96 $ 0.97 $0.99 $1.00 Net Taxes Paid per AMID Unit 108

( $ $ ( $ ( $ ( 40 30 20 10 10 $ 20 $ 30 $ $ 40 . . . . . . . . 00) 00) 00) 00) — $ 00 00 00 00 3 .04) ($ .85) 3 ($ 08) 24. ($ 0) 8. 4 First ($ 2. 55) ($ Precedent ($2.82) 3. ) 33 ($ Decile $—Illustrative .0 6 0 $ 4 0) .9 ($ 2. 59) ($ .11 1) ($ Taxable 94) 18. ($ 18) 5 . ($ Second .142 ) ($ AMID 0.0 0 $ 2.6 ) 4 ($ $3.04 MLP MLP Decile $7.03 A 2. 10) ($ 2. 34) ($ 0. 22 $ Buy ($14. 1)6 -Third 2 .96)($ In MLP 1.57 )($ B 58 0. $ ($ 1.23 ) Decile $3.23 3 8.1 $ Unitholder ($1.5) 9 MLP ($1 .08) C ($11. ) 0. 83 18 $ Fourth ($2 )9.0 Tax ($1. 4)4 Estimated $0.95 Unitholder ($0. 5)9 MLP $3.1 6 D Decile 11 .32$ ($1.49 ) Cash Tax ($0 3)0. $1.05 ($2.44 ) Tax MLP Fifth ($2.90) E ($0.8 ) $1.22 7 Analysis ($0.56) Impact 109 Decile $3 70 . MLP ($1 38) $12.8 7 . (Benefit) F $0 .31 $1.51 / $0. 60 Sixth ($2.7 )7 ($0.44) $1 99 . MLP ($0. )36 G Decile $4 00 . $1 4 4.9 ($1. 29)Expense $0 .71 $2 .14 MLP $1 .89 per ($1 3) .2 H Seventh ($0.14) ($0 .07) $2. 52 Unit $4 8 1. Decile $15.94 MLP ($1 14). I $1 .46 $5. 50 $4.4 7 Eighth $1.0 1 $1.13 AMID $3. 4 8 $0. 1 0 $4. 4 6 Decile $16.6 8 ($0. 70) $2.00 $10.07 $5 71 . Ninth $2.88 $1.54 $5.75 $1.0 2 Decile $5.0 5 $19.9 8 ($0. 26) Subject $3.33 to $14. 5 3 $13 .49 Preliminary Tenth $6.1 1 $2. 5 4 $6.9 4 $8.5 1 Decile $5 70 Draft . $21. 4 Change 6 ($0 ) 13.(150 . . (125 . (100 (75 . . (50 . (25 25 . 50 . . 75 100 . 0%) 0%) 0%) 0%) 0%) 0%) — % 0% 0% 0% 0% (25.5%) (8.1%) (100.3%) (2% 7.6 First ) Precedent (7 .2%) (6.9%) 0.(3 9%) Illustrative Decile —% 14.6% (108.9%) (21.7%) .3%) (2 Taxable 8.9% (7) (16 .5%) Second 1%) 6. ( AMID % 0.0 (24.5%) MLP MLP 16.5% Decile .2% 1 7 A 6%) .46 ( (19 .6%) 0% .5—Buy (69%) 0. Third (9.4%) In MLP (4.5%) B 1.4% Estimated 4%) (11 . Decile 17.5% .8% 1 9 Unitholder (35%)2. MLP (9.1%) Cash C (46%).6 1.7% Fourth (9.2%) Tax (41%) .Tax 2.3% Unitholder (8.8% ) MLP % 19. 5 D Decile 2 7.6% (33. % ) 1 Tax (0 3%). 2 .2% (Benefit) (10.2% ) MLP Fifth (9.2%)/ (2. %)5 E (5.2% ) 3 0% . Impact Analysis 110 Decile 20. % 1 31. % 4 MLP (3%)0.7 F 2.6 % Expense 3.2% 2.5% Sixth (8.8%) per (1.3%) (cont’d) 4. 9% MLP (3.3%) G Decile 21. % 7 Unit 36. % 4 (2 6%).8 6. 0% as 4. 5% MLP 7.9% % H (3. % ) 9 Seventh (0%) of .4 (0. % ) 6.2% 6 2 2.7% Decile 38.9% MLP (2 .4% ) Offer 5 I 12. % 3 11.5% 1 6% 8. Eighth 3.2% 3.2% Value AMID 9. 4% 0.1% 25.2% Decile 40.7% (15. 6%) 16 8% . 21 .1% 2 3.8% Ninth 9 .2% 4. % 4 1 .1% 4 9.5% Decile 27.3% 48.7% (5. %) Subject 8 28.0% to 30.1% 56.2 % Preliminary Tenth 19. 5% 6.9% 1% 7.0 7% .09 30.9 % Draft Decile 52.8 % Change (2.9%)

Preliminary Draft Subject to Change AppendixPreliminary Draft Subject to Change A. Weighted Average Cost of Capital Analysis

Preliminary Draft Subject to Change Weighted Average Cost of Capital Analysis AMID Total Partnership ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered Corporation 1/11/19 Value Preferred Equity Equity / Total Capitalization 1,2 Partnership / Beta Beta CNX Midstream Partners LP $17.49 $1,136 $437 27.8% 0.99 0.78 Crestwood Equity Partners LP 30.79 2,263 2,288 50.3% 0.85 0.50 DCP Midstream Partners, LP 31.50 4,607 5,869 56.0% 1.07 0.56 Natural Gas Enable Midstream Partners, LP 14.81 6,416 4,155 39.3% 0.79 0.54 Gathering and Hess Midstream Partners LP 19.73 1,099——% 0.93 0.93 Processing Noble Midstream Partners LP 32.01 1,270 549 30.2% 0.94 0.72 Summit Midstream Partners, LP 12.83 960 1,893 66.3% 0.87 0.36 Targa Resources Corp. 42.08 9,648 7,091 42.4% 0.93 0.59 Unlevered Beta Median 40.8% 0.93 0.58 Plains All American Pipeline, L.P. 23.41 17,002 11,660 40.7% 0.96 0.65 Genesis Energy, L.P. 21.08 2,584 4,426 63.1% 1.07 0.49 Offshore Shell Midstream Partners, L.P. 18.62 4,252 2,091 33.0% 0.82 0.61 Median 40.7% 0.96 0.61 American Midstream Partners, LP $3.99 $215 $1,297 85.8% 0.70 0.17 Historical MRP Supply-Side MRP Risk-free Rate 3 2.9% 2.9% Historical MRP (7.1%) WACC Sensitivities Unlevered Beta 0.17 0.17 Debt and Preferred / Total Capitalization 85.8% 85.8% Unlevered Beta Adjusted Levered Equity Beta 0.87 0.87/ 0.10 0.20 0.30 0.40 0.50 d ion Cost of 4 rre 30.0% 7.4% 8.0% 8.7% 9.3% 10.0% Market Risk Premium (“MRP”) 7.1% 6.0% e 40.0% 7.7% 8.3% 8.9% 9.6% 10.2% f Equity / WACC Small Company Risk Premium 5 2.9% 2.9% alizat 50.0% 8.0% 8.6% 9.2% 9.8% 10.4% 6 12.0% 11.1% pit 60.0% 8.3% 8.9% 9.4% 10.0% 10.6% Equity Cost of Capital C a and Pre 70.0% 8.6% 9.1% 9.7% 10.2% 10.8% 7 Pre-Tax Cost of Debt 12.7% 12.7% bt 80.0% 8.9% 9.4% 9.9% 10.5% 11.0% After-Tax Cost of Debt 2 8.9% 8.9% De Total 90.0% 9.2% 9.7% 10.2% 10.7% 11.2% WACC 9.4% 9.3% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.10 0.20 0.30 0.40 0.50 d ization e 30.0% 7.3% 7.9% 8.4% 9.0% 9.5% err 40.0% 7.6% 8.1% 8.7% 9.2% 9.7% ef l r pita 50.0% 7.9% 8.4% 8.9% 9.4% 10.0% nd P a 60.0% 8.2% 8.7% 9.2% 9.7% 10.2% C 70.0% 8.5% 9.0% 9.4% 9.9% 10.4% a Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 Debt Total 80.0% 8.8% 9.2% 9.7% 10.2% 10.6% 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 90.0% 9.1% 9.5% 10.0% 10.4% 10.8% 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) for Partnerships and tax rate of 21.0% for Corporations 3. 20-year Treasury as of January 11, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10w) by Ibbotson Associates with a market capitalization between $228.0 million and $299.3 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for AMID’s 8.500% 2021 Senior Unsecured Notes as of January 11, 2019, extended to 20-years by addition of 39 bps premium for U.S. Treasury maturing January 11, 2038 versus U.S. Treasury maturing January 11, 2021 111Preliminary Draft Subject to Change Weighted Average Cost of Capital Analysis Natural Gas Gathering and Processing ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered Corporation 1/11/19 Value Preferred Equity Equity / Total Capitalization Beta Beta 1,2 Partnership / CNX Midstream Partners LP $17.49 $1,136 $437 27.8% 0.99 0.78 Crestwood Equity Partners LP 30.79 2,263 2,288 50.3% 0.85 0.50 DCP Midstream Partners, LP 31.50 4,607 5,869 56.0% 1.07 0.56 Natural Gas Enable Midstream Partners, LP 14.81 6,416 4,155 39.3% 0.79 0.54 Unlevered Gathering and Hess Midstream Partners LP 19.73 1,099——% 0.93 0.93 Beta Processing Noble Midstream Partners LP 32.01 1,270 549 30.2% 0.94 0.72 Summit Midstream Partners, LP 12.83 960 1,893 66.3% 0.87 0.36 Targa Resources Corp. 42.08 9,648 7,091 42.4% 0.93 0.59 Median 40.8% 0.93 0.58 Historical MRP Supply-Side MRP Risk-free Rate 3 2.9% 2.9% Unlevered Beta 0.58 0.58 Historical MRP (7.1%) WACC Sensitivities Debt and Preferred / Total Capitalization 40.8% 40.8% Unlevered Beta Adjusted Levered Equity Beta 0.86 0.86/ 0.30 0.40 0.50 0.60 0.70 4 ed 30.0% 7.5% 8.2% 8.8% 9.5% 10.1% Cost of Market Risk Premium (“MRP”) 7.1% 6.0% rr zation e i 35.0% 7.5% 8.1% 8.7% 9.4% 10.0% Equity / WACC Small Company Risk Premium 5 2.9% 2.9% ef al 6 r t 40.0% 7.4% 8.0% 8.7% 9.3% 9.9% Equity Cost of Capital 11.9% 11.0% nd P Capi 45.0% 7.4% 8.0% 8.6% 9.2% 9.8% 7 al 50.0% 7.3% 7.9% 8.5% 9.1% 9.7% Pre-Tax Cost of Debt 7.3% 7.3%bt a 55.0% 7.2% 7.8% 8.4% 9.0% 9.6% After-Tax Cost of Debt 2 5.1% 5.1% D e Tot 60.0% 7.2% 7.7% 8.3% 8.9% 9.5% WACC 9.1% 8.6% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 7.3% 7.8% 8.4% 8.9% 9.5% err 35.0% 7.2% 7.7% 8.3% 8.8% 9.4% ef l r pita 40.0% 7.1% 7.7% 8.2% 8.7% 9.3% nd P a 45.0% 7.1% 7.6% 8.1% 8.7% 9.2% C 50.0% 7.0% 7.5% 8.1% 8.6% 9.1% a Debt Total 55.0% 7.0% 7.5% 8.0% 8.5% 9.0% 60.0% 6.9% 7.4% 7.9% 8.4% 8.9% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) for Partnerships and tax rate of 21.0% for Corporations 3. 20-year Treasury as of January 11, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10w) by Ibbotson Associates with a market capitalization between $228.0 million and $299.3 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Natural Gas G&P peers’ Senior Unsecured Notes as of January 11, 2019 with an average maturity of December 5, 2028, extended to 20-years by addition of 12 bps premium for U.S. Treasury maturing January 11, 2038 versus U.S. Treasury maturing December 5, 2028 112

Preliminary Draft Subject to Change Weighted Average Cost of Capital Analysis Natural Gas Transportation ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered Partnership / Corporation 1/11/19 Value Preferred Equity Equity / Total Capitalization Beta Beta 1,2 EQT Midstream Partners, LP $44.77 $9,646 $3,455 26.4% 0.88 0.70 Enable Midstream Partners, LP 14.81 6,416 4,155 39.3% 0.79 0.54 Natural Gas TC PipeLines, LP 32.36 2,355 2,247 48.8% 0.86 0.52 Unlevered Tallgrass Energy, LP 23.18 6,495 3,034 31.8% 0.70 0.51 Transportation Beta The Williams Companies, Inc. 25.04 30,372 21,477 41.4% 0.99 0.64 Median 39.3% 0.86 0.54 Historical MRP Supply-Side MRP Historical MRP (7.1%) WACC Sensitivities Risk-free Rate 3 2.9% 2.9% Unlevered Beta 0.54 0.54 Unlevered Beta Debt and Preferred / Total Capitalization 39.3% 39.3%/ 0.30 0.40 0.50 0.60 0.70 edrr 30.0% 7.1% 7.8% 8.4% 9.1% 9.7% Adjusted Levered Equity Beta 0.79 0.79 zation e ef i 35.0% 7.0% 7.7% 8.3% 8.9% 9.6% Cost of 4 r t al 40.0% 6.9% 7.5% 8.1% 8.8% 9.4% Market Risk Premium (“MRP”) 7.1% 6.0% 45.0% 6.8% 7.4% 8.0% 8.6% 9.2% Equity / WACC Small Company Risk Premium 5 2.9% 2.9% nd P Capi al 50.0% 6.6% 7.2% 7.8% 8.4% 9.0% Equity Cost of Capital 6 11.4% 10.6%bt a 55.0% 6.5% 7.1% 7.7% 8.3% 8.9% 7 De Tot 60.0% 6.4% 7.0% 7.5% 8.1% 8.7% Pre-Tax Cost of Debt 5.4% 5.4% After-Tax Cost of Debt 2 3.8% 3.8% Supply-Side MRP (6.0%) WACC Sensitivities WACC 8.4% 7.9% Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 6.9% 7.4% 8.0% 8.5% 9.1% err 35.0% 6.7% 7.3% 7.8% 8.4% 8.9% ef l r pita 40.0% 6.6% 7.1% 7.7% 8.2% 8.7% nd P a 45.0% 6.5% 7.0% 7.5% 8.1% 8.6% C 50.0% 6.4% 6.9% 7.4% 7.9% 8.4% a Debt Total 55.0% 6.2% 6.7% 7.3% 7.8% 8.3% 60.0% 6.1% 6.6% 7.1% 7.6% 8.1% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) for Partnerships and tax rate of 21.0% for Corporations 3. 20-year Treasury as of January 11, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10w) by Ibbotson Associates with a market capitalization between $228.0 million and $299.3 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Natural Gas Transportation peers’ Senior Unsecured Notes as of January 11, 2019 with an average maturity of February 6, 2032, extended to 20-years by addition of 8 bps premium for U.S. Treasury maturing January 11, 2038 versus U.S. Treasury maturing February 6, 2032 113Preliminary Draft Subject to Change Weighted Average Cost of Capital Analysis Offshore Pipelines ($ in millions, except per unit amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered 1,2 Partnership / Corporation 1/11/19 Value Preferred Equity Equity / Total Capitalization Beta Beta Plains All American Pipeline, L.P. $23.41 $17,002 $11,660 40.7% 0.96 0.65 Genesis Energy, L.P. 21.08 2,584 4,426 63.1% 1.07 0.49 Unlevered Offshore Shell Midstream Partners, L.P. 18.62 4,252 2,091 33.0% 0.82 0.61 Beta Median 40.7% 0.96 0.61 Historical MRP Supply-Side MRP Risk-free Rate 3 2.9% 2.9% Unlevered Beta 0.61 0.61 Debt and Preferred / Total Capitalization 40.7% 40.7% Adjusted Levered Equity Beta 0.90 0.90 4 Historical MRP (7.1%) WACC Sensitivities Cost of Market Risk Premium (“MRP”) 7.1% 6.0% Equity / WACC Small Company Risk Premium 5 2.9% 2.9% Unlevered Beta 6 0.30 0.40 0.50 0.60 0.70 Equity Cost of Capital 12.2% 11.2% d / re tion 30.0% 7.4% 8.1% 8.7% 9.4% 10.0% z a Pre-Tax Cost of Debt 7 6.7% 6.7% i 35.0% 7.3% 8.0% 8.6% 9.2% 9.9% efer l 2 40.0% 7.2% 7.9% 8.5% 9.1% 9.7% After-Tax Cost of Debt 4.7% 4.7% Pr pita 45.0% 7.2% 7.8% 8.4% 9.0% 9.6% and Ca 50.0% 7.1% 7.7% 8.3% 8.9% 9.5% WACC 9.1% 8.6%bt 55.0% 7.0% 7.6% 8.2% 8.8% 9.4% D e Total 60.0% 6.9% 7.5% 8.1% 8.7% 9.2% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 7.1% 7.7% 8.2% 8.8% 9.3% err 35.0% 7.1% 7.6% 8.1% 8.7% 9.2% ef l r pita 40.0% 7.0% 7.5% 8.0% 8.6% 9.1% nd P a 45.0% 6.9% 7.4% 7.9% 8.5% 9.0% C 50.0% 6.8% 7.3% 7.8% 8.4% 8.9% a Debt Total 55.0% 6.7% 7.2% 7.7% 8.3% 8.8% 60.0% 6.7% 7.2% 7.6% 8.1% 8.6% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) 3. 20-year Treasury as of January 11, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10w) by Ibbotson Associates with a market capitalization between $228.0 million and $299.3 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Offshore Pipeline peers’ Senior Unsecured Notes as of January 11, 2019 with an average maturity of August 30, 2026, extended to 20-years by addition of 19 bps premium for U.S. Treasury maturing January 11, 2038 versus U.S. Treasury maturing August 30, 2026 114

Preliminary Draft Subject to Change Weighted Average Cost of Capital Analysis Crude Oil Gathering ($ in millions, except per unit amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered Partnership / Corporation 1/11/19 Value Preferred Equity Equity / Total Capitalization Beta Beta 1,2 Delek Logistics Partners, LP $29.82 $742 $777 51.1% 0.77 0.44 Crude Oil Genesis Energy, L.P. 21.08 2,584 4,426 63.1% 1.07 0.49 Unlevered Gathering NGL Energy Partners LP 10.56 1,308 2,600 66.5% 0.95 0.40 Beta Plains All American Pipeline, L.P. 23.41 17,002 11,660 40.7% 0.96 0.65 Median 57.1% 0.96 0.47 Historical MRP Supply-Side MRP Risk-free Rate 3 2.9% 2.9% Unlevered Beta 0.47 0.47 Debt and Preferred / Total Capitalization 57.1% 57.1% Adjusted Levered Equity Beta 0.90 0.90 Cost of Market Risk Premium (“MRP”) 4 7.1% 6.0% Historical MRP (7.1%) WACC Sensitivities Equity / WACC Small Company Risk Premium 5 2.9% 2.9% Unlevered Beta 6 12.2% 11.3% Equity Cost of Capital / 0.30 0.40 0.50 0.60 0.70 7 ed 30.0% 7.4% 8.1% 8.7% 9.4% 10.0% Pre-Tax Cost of Debt 7.3% 7.3% rr zation e i 35.0% 7.3% 8.0% 8.6% 9.2% 9.9% After-Tax Cost of Debt 2 5.1% 5.1% ef r al t 40.0% 7.2% 7.9% 8.5% 9.1% 9.7% 45.0% 7.2% 7.8% 8.4% 9.0% 9.6% WACC 8.2% 7.8% nd P Capi al 50.0% 7.1% 7.7% 8.3% 8.9% 9.5% bt Tota 55.0% 7.0% 7.6% 8.2% 8.8% 9.4% De 60.0% 6.9% 7.5% 8.1% 8.7% 9.2% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 7.1% 7.7% 8.2% 8.8% 9.3% err 35.0% 7.1% 7.6% 8.1% 8.7% 9.2% ef l r pita 40.0% 7.0% 7.5% 8.0% 8.6% 9.1% nd P a 45.0% 6.9% 7.4% 7.9% 8.5% 9.0% C 50.0% 6.8% 7.3% 7.8% 8.4% 8.9% a Debt Total 55.0% 6.7% 7.2% 7.7% 8.3% 8.8% 60.0% 6.7% 7.2% 7.6% 8.1% 8.6% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) 3. 20-year Treasury as of January 11, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10w) by Ibbotson Associates with a market capitalization between $228.0 million and $299.3 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Crude Oil Gathering peers’ Senior Unsecured Notes as of January 11, 2019 with an average maturity of December 18, 2025, extended to 20-years by addition of 21 bps premium for U.S. Treasury maturing January 11, 2038 versus U.S. Treasury maturing December 18, 2025 115Preliminary Draft Subject to Change Weighted Average Cost of Capital Analysis Crude Oil Storage ($ in millions, except per unit amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered Partnership / Corporation 1/11/19 Value Preferred Equity Equity / Total Capitalization Beta Beta 1,2 Blueknight Energy Partners, L.P. $1.69 $69 $526 88.3% 0.99 0.16 Global Partners LP 16.92 579 1,383 70.5% 0.90 0.33 Crude Oil Sprague Resources LP 18.75 426 616 59.1% 0.86 0.43 Unlevered Storage USD Partners LP 10.56 282 200 41.6% 0.63 0.42 Beta Median 64.8% 0.88 0.38 Historical MRP Supply-Side MRP Risk-free Rate 3 2.9% 2.9% Unlevered Beta 0.38 0.38 Debt and Preferred / Total Capitalization 64.8% 64.8% Adjusted Levered Equity Beta 0.86 0.86 Historical MRP (7.1%) WACC Sensitivities Cost of Market Risk Premium (“MRP”) 4 7.1% 6.0% Unlevered Beta Equity / WACC Small Company Risk Premium 5 2.9% 2.9% 0.10 0.20 0.30 0.40 0.50 6 11.9% 11.0% ed / ion 30.0% 6.5% 7.2% 7.8% 8.5% 9.1% Equity Cost of Capital t r fer a 35.0% 6.5% 7.2% 7.8% 8.4% 9.1% 7 liz Pre-Tax Cost of Debt 8.6% 8.6% r e a 40.0% 6.5% 7.2% 7.8% 8.4% 9.0% t After-Tax Cost of Debt 2 6.1% 6.1% nd P pi a 60.0% 6.6% 7.1% 7.7% 8.3% 8.9% C 65.0% 6.6% 7.1% 7.7% 8.3% 8.8% a l WACC 8.1% 7.8% bt a 70.0% 6.6% 7.1% 7.7% 8.2% 8.8% D e Tot 75.0% 6.6% 7.1% 7.7% 8.2% 8.8% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.10 0.20 0.30 0.40 0.50 d ization e 30.0% 6.4% 7.0% 7.5% 8.1% 8.6% err 35.0% 6.4% 7.0% 7.5% 8.1% 8.6% ef l r pita 40.0% 6.5% 7.0% 7.5% 8.0% 8.6% nd P a 60.0% 6.5% 7.0% 7.5% 8.0% 8.5% C 65.0% 6.5% 7.0% 7.5% 7.9% 8.4% a Debt Total 70.0% 6.5% 7.0% 7.4% 7.9% 8.4% 75.0% 6.5% 7.0% 7.4% 7.9% 8.4% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) 3. 20-year Treasury as of January 11, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10w) by Ibbotson Associates with a market capitalization between $228.0 million and $299.3 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for Global Partners LP’s Senior Unsecured Notes maturing June 15, 2023 as of January 11, 2019, extended to 20-years by addition of 26 bps premium for U.S. Treasury maturing January 11, 2038 versus U.S. Treasury maturing June 15, 2023 116

Preliminary Draft Subject to Change Weighted Average Cost of Capital Analysis NGL Transportation ($ in millions, except per unit / share amounts) Unit/Share Price Market Equity Total Debt and Total Debt and Preferred Adjusted Unlevered 1,2 Partnership / Corporation 1/11/19 Value Preferred Equity Equity / Total Capitalization Beta Beta Enterprise Products Partners L.P. $27.03 $58,964 $25,509 30.2% 0.87 0.66 NGL ONEOK, Inc. 59.80 24,659 10,453 29.8% 0.91 0.68 Unlevered Transportation Phillips 66 Partners LP 47.99 6,063 3,668 37.7% 0.79 0.55 Beta Targa Resources Corp. 42.08 9,648 7,091 42.4% 0.93 0.59 Median 33.9% 0.89 0.63 Historical MRP Supply-Side MRP Risk-free Rate 3 2.9% 2.9% Unlevered Beta 0.63 0.63 Debt and Preferred / Total Capitalization 33.9% 33.9% Adjusted Levered Equity Beta 0.85 0.85 Cost of 4 Historical MRP (7.1%) WACC Sensitivities Market Risk Premium (“MRP”) 7.1% 6.0% Equity / WACC Small Company Risk Premium 5 2.9% 2.9% Unlevered Beta Equity Cost of Capital 6 11.9% 11.0% / 0.30 0.40 0.50 0.60 0.70 edrr 30.0% 7.4% 8.1% 8.7% 9.4% 10.0% Pre-Tax Cost of Debt 7 4.9% 4.9% e ef zation i 35.0% 7.3% 8.0% 8.6% 9.2% 9.9% r al t 40.0% 7.2% 7.9% 8.5% 9.1% 9.7% After-Tax Cost of Debt 2 3.4% 3.4% nd P Capi 45.0% 7.2% 7.8% 8.4% 9.0% 9.6% al 50.0% 7.1% 7.7% 8.3% 8.9% 9.5% WACC 9.0% 8.4% bt Tota 55.0% 7.0% 7.6% 8.2% 8.8% 9.4% De 60.0% 6.9% 7.5% 8.1% 8.7% 9.2% Supply-Side MRP (6.0%) WACC Sensitivities Unlevered Beta / 0.30 0.40 0.50 0.60 0.70 d ization e 30.0% 7.1% 7.7% 8.2% 8.8% 9.3% err 35.0% 7.1% 7.6% 8.1% 8.7% 9.2% ef l r pita 40.0% 7.0% 7.5% 8.0% 8.6% 9.1% nd P a 45.0% 6.9% 7.4% 7.9% 8.5% 9.0% C 50.0% 6.8% 7.3% 7.8% 8.4% 8.9% a Debt Total 55.0% 6.7% 7.2% 7.7% 8.3% 8.8% 60.0% 6.7% 7.2% 7.6% 8.1% 8.6% Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 1. Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)) 2. Assumes unitholder effective tax rate of 29.6% (80.0% of 37.0% tax rate) for Partnerships and tax rate of 21.0% for Corporations 3. 20-year Treasury as of January 11, 2019 4. Source: Duff & Phelps 5. Low Cap (Decile 10w) by Ibbotson Associates with a market capitalization between $228.0 million and $299.3 million 6. Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium 7. Pre-Tax Cost of Debt based on yield to worst for NGL Transportation peers’ Senior Unsecured Notes as of January 11, 2019 with an average maturity of April 16, 2032, extended to 20-years by addition of 8 bps premium for U.S. Treasury maturing January 11, 2038 versus U.S. Treasury maturing April 16, 2032 117 Preliminary Draft Subject to Change B. Detailed Segment Financial Projections

Preliminary Draft Subject to Change Detailed Segment Financial Projections Natural Gas Gathering and Processing ($ in millions) AMID Financial Projections For the Twelve Months Ended December 31, 2018E – 2023E 2017A 2018E 2019E 2020E 2021E 2022E 2023E CAGR Volumes (MMcfd) East Texas 43.1 42.2 42.7 43.0 43.5 44.0 44.4 Lavaca 106.3 129.8 173.9 203.3 225.7 245.1 262.7 Chatom / Glade Crossing 10.8 10.3 14.8 14.9 14.9 14.9 14.8 Permian 4.7 7.0 8.9 12.7 16.6 17.3 17.3 Total Volumes 164.9 189.3 240.3 273.9 300.8 321.2 339.2 12.4% Gross Margin East Texas $22.0 $23.3 $23.8 $24.3 $24.8 $24.2 $23.7 Lavaca 14.1 17.6 27.8 33.6 37.5 40.8 43.7 Chatom / Glade Crossing 3.3 7.5 12.6 12.3 11.2 10.9 9.9 Permian 3.3 5.1 7.6 9.4 11.1 11.3 11.3 Longview Plant Expansion — — — 8.7 11.6 11.6 11.6 Pascagoula Gas Plant — — 11.0 10.7 10.2 9.6 9.0 Gross Margin $42.7 $53.5 $82.7 $99.0 $106.3 $108.3 $109.1 15.3% Operating Expenses East Texas ($12.5) ($11.1) ($13.5) ($13.6) ($13.6) ($13.6) ($13.7) Lavaca (7.6) (6.9) (9.2) (9.5) (9.8) (10.0) (10.2) Chatom / Glade Crossing (7.7) (6.9) (7.7) (7.7) (7.7) (7.7) (7.7) Permian (3.1) (2.4) (3.0) (3.2) (3.4) (3.5) (3.5) Pascagoula Gas Plant — — (2.2) (2.1) (2.2) (2.2) (2.2) Other (0.8) 1.5 (0.3) (0.2) (0.2) (0.2) (0.2) Operating Expenses ($31.7) ($25.8) ($35.8) ($36.3) ($36.9) ($37.2) ($37.5) 7.8% EBITDA $11.0 $27.7 $46.9 $62.6 $69.4 $71.1 $71.6 Maintenance Capital Expenditures (1.9) (4.7) (3.3) (3.5) (3.3) (3.3) (3.3) Growth Capital Expenditures (13.2) (21.7) (93.0) (41.6) (22.1) (18.7) (18.7) Free Cash Flow ($4.1) $1.3 ($49.4) $17.6 $44.0 $49.1 $49.7 106.3% Source: AMID management Note: Burns Point plant capacity excluded from total due to maintenance issues shutting down plant operations in December 2017 Note: 2018E adjusted for October and November 2018 actuals since December 20 Meeting 118 Preliminary Draft Subject to Change Detailed Segment Financial Projections Natural Gas Transportation ($ in millions) AMID Financial Projections For the Twelve Months Ending December 31, 2018E – 2023E 2017A 2018E 2019E 2020E 2021E 2022E 2023E CAGR Volumes (MMBtu/d) Alatenn Pipelines 307,240 296,288 336,011 363,628 373,340 373,340 373,340 TransUnion 470,000 470,000 470,000 470,000 470,000 470,000 470,000 Magnolia 95,110 76,603 51,722 49,256 49,256 49,256 49,256 Midla / MLGT 367,235 395,223 339,052 339,208 339,052 339,052 339,052 Total Volumes 1,239,585 1,238,114 1,196,785 1,222,093 1,231,648 1,231,648 1,231,648 (0.1%) Gross Margin Alatenn Pipelines $9.3 $9.5 $9.5 $9.3 $8.6 $8.6 $8.6 TransUnion 1.2 6.3 6.2 6.2 6.2 6.2 6.2 Magnolia 6.0 5.8 4.0 3.9 3.2 3.2 3.2 Midla / MLGT 7.8 7.7 9.2 9.9 12.2 13.6 13.6 Fuel Gain / Other 0.0 6.3 1.5 2.1 1.5 1.0 1.0 Total Gross Margin $24.3 $35.7 $30.4 $31.4 $31.7 $32.6 $32.6 (1.8%) Operating Expenses Alatenn Pipelines ($1.5) ($3.0) ($4.0) ($4.0) ($4.0) ($4.0) ($4.0) TransUnion (0.1) (0.5) (1.0) (1.0) (1.0) (1.0) (1.0) Magnolia (0.8) (1.6) (1.4) (1.4) (1.4) (1.4) (1.4) Midla / MLGT (3.6) (3.1) (3.9) (3.9) (3.9) (3.9) (3.9) Operating Expenses ($6.0) ($8.2) ($10.2) ($10.2) ($10.3) ($10.3) ($10.3) 4.7% EBITDA Alatenn Pipelines $7.7 $6.6 $5.6 $5.4 $4.6 $4.6 $4.6 TransUnion 1.1 5.8 5.2 5.2 5.2 5.2 5.2 Magnolia 5.2 4.2 2.6 2.5 1.9 1.9 1.9 Midla / MLGT 4.2 4.6 5.3 6.0 8.3 9.6 9.6 Fuel Gain / Other 0.0 6.3 1.5 2.1 1.5 1.0 1.0 EBITDA $18.3 $27.5 $20.2 $21.1 $21.5 $22.3 $22.3 (4.1%) Maintenance Capital Expenditures (1.9) (1.1) (3.7) (3.5) (3.5) (3.5) (3.5) Growth Capital Expenditures (33.5) (6.4) (7.8) (1.1) (0.9) — — Free Cash Flow ($17.1) $20.0 $8.7 $16.5 $17.1 $18.8 $18.8 (1.2%) Source: AMID management Note: 2018E adjusted for October and November 2018 actuals since December 20 Meeting 119

Preliminary Draft
Subject to Change

Detailed Segment Financial Projections

Offshore Pipelines excl. Delta House

($ in millions)

AMID Financial Projections

	For the Twelve Months Ending December 31, 2018E	2019E	2020E	2021E	2022E	2023E	2018E – 2023E CAGR
Gas Volumes (MMBtu/d)							
Destin-Okeanos (66.7% Ownership)	1,090,382	1,315,206	1,326,422	1,253,091	1,187,021	1,076,495	
High Point Pipelines	325,755	358,320	355,618	351,265	321,285	290,775	
Panther Pipelines	61,042	140,677	132,265	117,727	104,997	93,814	
Total Gas Volumes	**1,477,178**	**1,814,203**	**1,814,305**	**1,722,083**	**1,613,304**	**1,461,084**	(0.2%)
Crude Oil Volumes (MBpd)							
AmPan Pipelines	9.6	8.6	7.8	7.0	6.3	5.7	
Main Pass Oil Gathering	27.2	32.2	29.6	27.3	25.1	23.1	
Total Oil Volumes	**36.8**	**40.8**	**37.4**	**34.2**	**31.4**	**28.7**	(4.8%)
Gross Margin							
Destin-Okeanos (100% Gross)	$71.5	$76.1	$76.8	$69.3	$62.8	$55.6	
Other	65.3	73.1	72.5	70.6	67.9	65.3	
Total Gross Margin (100% Consolidated)	**$136.8**	**$149.2**	**$149.3**	**$139.9**	**$130.8**	**$120.9**	(2.4%)
Operating Expenses							
Destin-Okeanos (100% Gross)	($15.6)	($17.6)	($17.6)	($17.6)	($17.6)	($17.6)	
Other	(30.3)	(37.3)	(37.3)	(37.3)	(37.3)	(37.3)	
Operating Expenses (100% Consolidated)	**($46.0)**	**($54.9)**	**($54.9)**	**($54.9)**	**($54.9)**	**($54.9)**	3.6%
EBITDA							
Destin-Okeanos (100% Gross)	$55.8	$58.5	$59.3	$51.7	$45.2	$38.0	
Other	35.0	35.9	35.2	33.3	30.6	28.0	
EBITDA (100% Consolidated)	**$90.8**	**$94.4**	**$94.5**	**$85.0**	**$75.9**	**$66.0**	(6.2%)
Maintenance Capital Expenditures							
Destin-Okeanos (100% Gross)	($1.9)	($0.6)	($0.6)	($0.6)	($0.6)	($0.6)	
Other	(1.0)	(3.9)	(4.0)	(4.0)	(4.0)	(4.0)	
Maintenance Capital Expenditures (100% Consolidated)	**($3.0)**	**($4.5)**	**($4.6)**	**($4.6)**	**($4.6)**	**($4.6)**	9.2%
Growth Capital Expenditures							
Destin-Okeanos (100% Gross)	$--	$--	$--	$--	$--	$--	
Other	(24.6)	--	--	--	--	--	
Growth Capital Expenditures (100% Consolidated)	**($24.6)**	**$--**	**$--**	**$--**	**$--**	**$--**	NA
Free Cash Flow							
Destin-Okeanos (66.7% Net)	$35.9	$38.6	$39.1	$34.1	$29.8	$25.0	
Other	9.4	32.0	31.2	29.3	26.6	24.0	
Free Cash Flow (Net to AMID)	**$45.3**	**$70.6**	**$70.3**	**$63.4**	**$56.4**	**$48.9**	1.6%

Source: AMID management
Note: 2018E adjusted for October and November 2018 actuals since December 20 Meeting

EVERCORE 120 AMID

Preliminary Draft
Subject to Change

Detailed Segment Financial Projections

Delta House

($ in millions)

AMID Financial Projections

	For the Twelve Months Ending December 31, 2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2018E – 2025E CAGR
Gas Transportation (MMcfd)	86.1	194.6	179.9	181.1	178.1	150.9	116.4	112.7	
Oil Transportation (MBpd)	51.1	85.1	88.7	87.9	81.2	77.2	61.6	53.7	
FPS Throughput (MBoed)	65.5	117.5	118.7	118.1	110.9	102.3	81.0	72.5	1.5%
Processing Revenue	$96.5	$185.2	$178.0	$160.8	$140.1	$113.2	$87.0	$74.1	
Gas Transportation Revenue	12.6	36.1	33.7	33.8	33.3	27.4	21.0	19.7	
Oil Transportation Revenue	20.7	33.2	33.7	32.4	29.0	25.9	20.3	17.5	
Other Revenue	0.1	--	--	--	--	--	--	--	
Gross Margin	**$129.9**	**$254.5**	**$245.4**	**$227.0**	**$202.5**	**$166.5**	**$128.3**	**$111.3**	(2.2%)
Operating Expenses	(1.6)	(1.7)	(1.7)	(1.7)	(1.7)	(1.7)	(1.7)	(1.7)	
EBITDA	**$128.3**	**$252.8**	**$243.7**	**$225.3**	**$200.8**	**$164.8**	**$126.6**	**$109.6**	(2.2%)
Change in Deferred Revenue	20.8	15.4	(96.2)	(86.7)	(75.0)	(50.6)	(37.6)	(22.7)	
Change in Working Capital	(14.7)	(4.8)	22.0	(0.8)	4.7	2.0	4.2	(3.3)	
Free Cash Flow	**$134.4**	**$263.4**	**$169.6**	**$137.9**	**$130.6**	**$116.3**	**$93.2**	**$83.7**	(6.6%)
Class B Carry	--	--	(1.4)	(3.5)	(3.3)	(3.7)	(2.9)	(3.0)	
Class A Cash Flows	**$134.4**	**$263.4**	**$168.1**	**$134.4**	**$127.3**	**$112.6**	**$90.3**	**$80.6**	

Source: AMID management
Note: 2018E adjusted for October and November 2018 actuals since December 20 Meeting

EVERCORE 121 AMID

Preliminary Draft
Subject to Change

Detailed Segment Financial Projections

Trucking

($ in millions)

AMID Financial Projections

	For the Twelve Months Ending December 31,							
	2017A	2018E	2019E	2020E	2021E	2022E	2023E	2018E – 2023E CAGR
Volumes (MBpd)								
South Texas Crude Trucking	6.2	7.4	11.1	8.0	8.0	8.0	8.0	
Texas Panhandle Crude Trucking	6.4	9.3	8.9	9.0	9.0	9.0	9.0	
Liquids Trucking	2.1	2.8	3.6	3.6	3.6	3.6	3.6	
Volumes	**14.7**	**19.4**	**23.5**	**20.6**	**20.6**	**20.6**	**20.6**	**1.1%**
Gross Margin								
South Texas Crude Trucking	$0.9	$0.8	$1.9	$0.8	$0.8	$0.8	$0.8	
Texas Panhandle Crude Trucking	1.6	0.6	1.4	1.4	2.1	2.1	2.1	
Liquids Trucking	1.4	0.9	0.9	0.9	0.9	0.9	0.9	
Gross Margin	**$3.9**	**$2.4**	**$4.2**	**$3.1**	**$3.7**	**$3.7**	**$3.7**	**9.1%**
Operating Expenses								
South Texas Crude Trucking	($1.7)	($1.3)	($1.3)	($1.3)	($1.3)	($1.3)	($1.3)	
Texas Panhandle Crude Trucking	(1.2)	(1.2)	(1.1)	(1.1)	(1.1)	(1.1)	(1.1)	
Liquids Trucking	(2.1)	(1.3)	(1.4)	(1.4)	(1.4)	(1.4)	(1.4)	
Operating Expenses	**($5.0)**	**($3.9)**	**($3.9)**	**($3.8)**	**($3.8)**	**($3.8)**	**($3.8)**	**(0.2%)**
EBITDA	**($1.1)**	**($1.5)**	**$0.3**	**($0.8)**	**($0.1)**	**($0.1)**	**($0.1)**	**(40.1%)**
Maintenance Capital Expenditures								
South Texas Crude Trucking	$--	$--	$--	$--	$--	$--	$--	
Texas Panhandle Crude Trucking	--	--	--	--	--	--	--	
Liquids Trucking	--	--	(0.3)	--	--	--	--	
Total Maintenance Capital Expenditures	**$--**	**$--**	**($0.3)**	**$--**	**$--**	**$--**	**$--**	**NA**
Growth Capital Expenditures								
South Texas Crude Trucking	--	--	--	--	--	--	--	
Texas Panhandle Crude Trucking	--	--	--	--	--	--	--	
Liquids Trucking	--	(0.0)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	
Total Growth Capital Expenditures	$--	($0.0)	($0.1)	($0.1)	($0.1)	($0.1)	($0.1)	**49.6%**
Free Cash Flow	**($1.1)**	**($1.5)**	**($0.1)**	**($0.9)**	**($0.2)**	**($0.2)**	**($0.2)**	**NA**

Source: AMID management
Note: 2018E adjusted for October and November 2018 actuals since December 20 Meeting

EVERCORE 122 AMID

Preliminary Draft
Subject to Change

Detailed Segment Financial Projections

Bakken Crude Oil Gathering

($ in millions)

AMID Financial Projections

	For the Twelve Month Ending December 31,							
	2017A	2018E	2019E	2020E	2021E	2022E	2023E	2018E – 2023E CAGR
Transportation Volume (MBpd)	4.4	5.6	8.5	9.5	8.7	7.3	6.1	1.6%
Trucking Volume (MBpd)	2.9	3.2	4.0	6.8	6.2	5.2	4.3	6.3%
Gross Margin	$3.1	$4.0	$7.4	$9.6	$8.8	$7.3	$6.1	
Operating Expenses	(2.1)	(1.8)	(4.5)	(5.9)	(5.6)	(5.2)	(4.7)	
EBITDA	**$1.0**	**$2.3**	**$2.8**	**$3.7**	**$3.2**	**$2.2**	**$1.3**	**(9.8%)**
Maintenance Capital Expenditures	(2.5)	(0.0)	--	(0.1)	(0.1)	(0.1)	(0.1)	
Growth Capital Expenditures	(0.2)	(0.9)	--	--	--	--	--	
Free Cash Flow	**($1.7)**	**$1.3**	**$2.8**	**$3.6**	**$3.1**	**$2.1**	**$1.3**	**(0.4%)**

Source: AMID management
Note: 2018E adjusted for October and November 2018 actuals since December 20 Meeting

EVERCORE 123 AMID

Preliminary Draft Subject to Change

Detailed Segment Financial Projections

Silver Dollar Pipeline

($ in millions)

AMID Financial Projections

	For the Twelve Months Ending December 31,							
	2017A	2018E	2019E	2020E	2021E	2022E	2023E	2018E – 2023E CAGR
Silver Dollar Volume (MBpd)	29.5	30.8	32.3	46.1	50.6	54.2	56.7	
West Texas Marketing Volume (MBpd)	17.6	18.1	18.1	20.2	21.9	23.2	24.0	
West Texas Trucking (MBpd)	0.0	2.2	11.2	11.5	11.5	11.5	11.5	
Gross Margin								
Silver Dollar	$14.7	$13.3	$11.6	$16.2	$18.0	$17.7	$18.1	
West Texas Marketing	0.4	4.1	1.3	1.7	1.9	2.0	2.1	
West Texas Trucking	2.3	1.3	1.2	1.3	1.3	1.3	1.3	
Gross Margin	**$17.3**	**$18.8**	**$14.2**	**$19.2**	**$21.2**	**$21.0**	**$21.4**	**2.7%**
Operating Expenses								
Silver Dollar	($3.0)	($2.9)	($4.1)	($4.0)	($4.0)	($4.0)	($4.0)	
West Texas Marketing	--	--	--	--	--	--	--	
West Texas Trucking	(2.3)	(1.3)	(1.4)	(1.4)	(1.4)	(1.4)	(1.4)	
Operating Expenses	**($5.3)**	**($4.2)**	**($5.5)**	**($5.4)**	**($5.4)**	**($5.4)**	**($5.4)**	**5.1%**
EBITDA	**$12.0**	**$14.5**	**$8.6**	**$13.9**	**$15.8**	**$15.6**	**$16.0**	**2.0%**
Maintenance Capital Expenditures								
Silver Dollar	$--	$--	($0.8)	($0.6)	($0.5)	($0.4)	($0.4)	
West Texas Marketing	--	--	--	--	--	--	--	
West Texas Trucking	--	--	--	--	--	--	--	
Total Maintenance Capital Expenditures	**$--**	**$--**	**($0.8)**	**($0.6)**	**($0.5)**	**($0.4)**	**($0.4)**	**NA**
Growth Capital Expenditures								
Silver Dollar	($6.2)	($15.2)	($6.2)	($0.6)	$--	$--	$--	
West Texas Marketing	--	--	--	--	--	--	--	
West Texas Trucking	--	--	--	--	--	--	--	
Total Growth Capital Expenditures	**($6.2)**	**($15.2)**	**($6.2)**	**($0.6)**	**$--**	**$--**	**$--**	**NA**
Free Cash Flow	**$5.9**	**($0.7)**	**$1.6**	**$12.8**	**$15.3**	**$15.2**	**$15.6**	**NA**

Source: AMID management
Note: 2018E adjusted for October and November 2018 actuals since December 20 Meeting

EVERCORE 124

Preliminary Draft Subject to Change

Detailed Segment Financial Projections

Cushing Terminal

($ in millions)

AMID Financial Projections

	For the Twelve Months Ending December 31,							
	2017A	2018E	2019E	2020E	2021E	2022E	2023E	2018E – 2023E CAGR
Volumes (MBbls)	2,618.2	1,600.0	1,300.0	3,000.0	3,000.0	3,000.0	3,000.0	
Total Gross Margin	$10.8	$2.9	$1.6	$7.2	$7.2	$7.2	$7.2	
Operating Expenses	(2.8)	(2.5)	(2.7)	(2.7)	(2.7)	(2.7)	(2.7)	
EBITDA	**$8.0**	**$0.4**	**($1.1)**	**$4.5**	**$4.5**	**$4.5**	**$4.5**	**62.7%**
Maintenance Capital Expenditures	--	(0.3)	(3.8)	--	--	--	(0.9)	
Growth Capital Expenditures	--	--	--	--	--	--	--	
Free Cash Flow	**$8.0**	**$0.1**	**($4.9)**	**$4.5**	**$4.5**	**$4.5**	**$3.6**	**NA**

Source: AMID management
Note: 2018E adjusted for October and November 2018 actuals since December 20 Meeting

EVERCORE 125

Preliminary Draft
Subject to Change

Detailed Segment Financial Projections

NGL JV Interests

($ in millions)

AMID Financial Projections

	For the Twelve Month Ending December 31,							2018E – 2023E
	2017E	2018E	2019E	2020E	2021E	2022E	2023E	CAGR
NGL Volumes (MBpd)								
Cayenne (50% Ownership)	--	30.1	33.9	33.9	32.8	29.1	25.8	
Tri States (16.7% Ownership)	53.8	50.2	55.1	57.1	55.9	54.8	53.7	
Wilprise (25.0% Ownership)	34.0	35.3	31.9	32.9	31.9	28.2	25.0	
NGL Volumes	**87.8**	**115.6**	**120.9**	**123.8**	**120.6**	**112.1**	**104.5**	**(2.0%)**
Gross Margin								
Cayenne (50% Ownership)	$--	$14.1	$15.7	$15.9	$15.4	$13.6	$12.1	(3.0%)
Tri States (16.7% Ownership)	50.5	48.0	51.6	53.8	52.9	52.2	51.4	1.4%
Wilprise (25.3% Ownership)	5.2	5.5	4.8	4.9	4.8	4.2	3.7	(7.2%)
Operating Expenses								
Cayenne (50% Ownership)	$--	($1.7)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	
Tri States (16.7% Ownership)	(8.1)	(10.4)	(10.0)	(10.0)	(10.0)	(10.0)	(10.0)	
Wilprise (25.3% Ownership)	(1.0)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	
EBITDA								
Cayenne (50% Ownership)	$--	$12.4	$14.7	$14.9	$14.4	$12.6	$11.1	(2.2%)
Tri States (16.7% Ownership)	42.4	37.6	41.5	43.8	42.9	42.1	41.4	2.0%
Wilprise (25.3% Ownership)	4.2	4.7	3.9	4.1	3.9	3.4	2.9	(9.0%)
Maintenance Capital Expenditures								
Cayenne (50% Ownership)	$--	$--	$--	$--	$--	$--	$--	
Tri States (16.7% Ownership)	--	--	--	--	--	--	--	
Wilprise (25.3% Ownership)	--	--	--	--	--	--	--	
Growth Capital Expenditures								
Cayenne (50% Ownership)	$--	$--	$--	$--	$--	$--	$--	
Tri States (16.7% Ownership)	--	--	--	--	--	--	--	
Wilprise (25.3% Ownership)	--	--	--	--	--	--	--	

Source: AMID management
Note: 2018E adjusted for October and November 2018 actuals since December 20 Meeting

EVERCORE 126 AMID

Preliminary Draft
Subject to Change

C. Asset Overview

EVERCORE

Preliminary Draft
Subject to Change

Asset Overview

Overview of AMID's Asset Base

G&P
- Systems: 7
- Miles: 1,283
- Processing Plants: 6
- Processing Capacity: 157 MMcfd
- Dedicated Acres: 100,000

Gas Transport
- ~1.2 Bcfd FT and IT volumes
- 98% firm volumes
- 6.7 years weighted average contract term

Bakken Gathering
- Miles: 47
- Capacity: 40 MBpd
- Dedicated Acres: 27,500

Cushing Terminal
- Capacity: 3.0 MMBbl
- Tanks: 5

NGL Pipelines
- Pipelines: 3
- Capacity: 180 MBpd
- Miles: 254

Legend
- G&P
- Gas Transportation
- Silver Dollar
- Bakken Gathering
- Offshore Pipelines
- Delta House
- NGL Pipelines
- Terminal
- Truckyard



Bakken Crude Gathering
Cushing Terminal
Permian G&P
Natural Gas Transportation
Silver Dollar Crude Gathering
E. Texas G&P
Gulf Coast G&P
Offshore Pipelines
NGL Pipeline Interests
S. Texas G&P
Delta House

2019E Gross Margin Contribution



27%
25%
25%
10%
5%
4%
2%
1%
1%
Delta House
Gathering and Processing
Offshore Pipelines Excl. Delta House
Natural Gas Transportation
Silver Dollar Pipeline
NGL JV Interest
Bakken Crude Oil Gathering
Trucking
Cushing Terminal

Offshore Pipelines
- Systems: 5
- Miles: 1,318
- Capacity: 8.5 Bcfed

Silver Dollar
- Miles: 161
- Capacity: 130 MBpd
- Dedicated Acres: 350,000
- Truckyard: 1
- Trucks: 22

Trucking[1]
- Trucks: 71
- Truckyards: 5

Delta House
- Capacity: 100 MBpd of crude oil and 240 MMcfd of natural gas

1. Trucking segment includes only South Texas and Panhandle trucking assets; West Texas trucking assets grouped with Silver Dollar Pipeline

EVERCORE 127 AMID

Preliminary Draft
Subject to Change

Asset Overview

Overview of AMID's Asset Base (cont'd)

Business / Segment	Summary of Assets
A Gathering & Processing	• Diversified mix of high-and low-pressure natural gas gathering systems located in the Permian, East Texas, Eagle Ford and Gulf Coast regions with more than 1,200 miles of pipeline • 6 processing plants with 157 MMcfd of capacity and 4 fractionation facilities with 18.7 MBpd of capacity • 3Q 2018 revenue was approximately 71% fixed fee and 29% POP • Growth opportunities include Longview expansion and acquisition of interest in Pascagoula Plant
B Natural Gas Transportation	• FERC-regulated interstate and unregulated intrastate natural gas pipelines with 3.0 Bcfd capacity spanning more than 650 miles • Demand-based assets, 100% fixed-fee revenue with investment-grade counterparties • Long-term firm transportation agreements
C Offshore Pipelines (excl. Delta House)	• Offshore pipelines include over 1,300 miles of oil and gas pipelines underpinned primarily by long-term life of lease dedications by producers in the Gulf of Mexico ("GoM") • Joint venture interests in Destin (67%) and Okeanos (67%) and own 100.0% of High Point, Panther and Main Pass Oil Gathering ("MPOG") • Customer base is diversified and includes multiple investment-grade customers
D Delta House	• 35.65% interest in the Delta House system, a fee-based, semi-submersible floating production system located in the Mississippi Canyon block of the deepwater GoM operated by LLOG Production • Design capacity of 100 MBpd and 240 MMcfd of gas
E Trucking (Texas Panhandle + South Texas)	• AMID's trucking assets in the Texas Panhandle and South Texas include five truckyards and 71 tractors, oriented to facilitate long-haul crude and NGL product transport to the Gulf Coast

Source: AMID management, public filings

EVERCORE 128 AMID

Preliminary Draft
Subject to Change

Asset Overview

Overview of AMID's Asset Base (cont'd)

	Business / Segment	Summary of Assets
F	Bakken Crude Gathering & Marketing	• FERC-regulated crude oil gathering system located in the Williston Basin • Includes approximately 47 miles of newly-constructed pipeline with diameters ranging from 4 to 10 inches • System volumes supported by a 10-year, fee-based acreage dedication from Newfield[1] • Pipeline interconnects with Andeavor High Plains Pipeline and Dakota Access Pipeline
G	Silver Dollar (including West Texas Trucking and Marketing)	• 161-mile crude gathering pipeline system with total system throughput of 130 MBpd • Storage capacity of 140 MBbls • Over 350,000 dedicated acres • One truckyard in San Angelo, Texas with 22 trucks
H	Cushing Terminal	• Crude oil storage facility located in Cushing, OK with aggregate capacity of 3.0 MMBbls • Strategically located near the NYMEX WTI clearing location with close proximity to the Mississippi Lime Basin, Granite Wash and the SCOOP / STACK
I	NGL Pipeline Interests (Wilprise, Tri-States, Cayenne)	• AMID's NGL pipeline interests in the Gulf Coast strategically located to transport nearly all NGL production out of the Eastern GoM and include joint venture interests in Cayenne (50.0%), Wilprise (25.3%) and Tri-States pipelines (16.7%)

Source: AMID management, public filings
1. Encana Corporation announced it has entered into an agreement to acquire Newfield on November 1, 2018

EVERCORE 129 AMID

Preliminary Draft
Subject to Change

Asset Overview

A Gathering & Processing

- AMID's natural gas gathering and processing assets span a diversified set of U.S. basins and regions including the Permian, East Texas, Eagle Ford and Gulf Coast
- More than 1,200 miles of high- and low-pressure natural gas gathering systems with design capacity of 375 MMcfd
- Six processing plants with capacity to process 157 MMcfd
- Four fractionation facilities with 18.7 MBpd of capacity
- Average throughput has declined in 2018 in part due to Burns Point Plant shutdown

Gas Gathering and Processing Summary

System	Region	Location	Length (miles)	Pipeline Capacity (MMcfd)	Processing Capacity (MMcfd)[2]	Average Throughput (MMcfd) 2017A	Average Throughput (MMcfd) 2018E
Yellow Rose	Permian	Martin, Andrews and Dawson Counties, TX	34 low pressure / 25 high pressure	40	40	4.7	7.0
Longview	East Texas	Gregg, Rusk and Smith Counties, TX	643	50	50	14.9	14.9
Chapel Hill	East Texas	Smith County, TX	100	20	20	12.8	12.1
Lavaca	Eagle Ford	Lavaca and Gonzales Counties, TX	203	218	-	106.3	129.8
Bazor Ridge & Chatom[1]	Gulf Coast	Jasper, Clarke, Wayne and Greene Counties, MS and Washington County, AL	198	47	47	10.8	10.3
Burns Point	Gulf Coast	St. Mary Parish, LA	-	-	165[2]	52.6	-
Danville[3]	East Texas	Gregg County, TX	80	NA	-	15.4	15.2
Total			**1,283**	**375**	**157**	**217.4**	**189.3**

Fractionation / Stabilization Summary

Plant	Region	Location	Fractionation Capacity (Bpd)	Broader System Capabilities	Average Throughput (MBpd) 2017A	Average Throughput (MBpd) 2018E
Longview	East Texas	Gregg County, TX	8,500	Gathering; 50 MMcfd processing plants; stabilization unit (6,500 Bpd); storage tanks, NGL sales pipelines, truck rack	5.9	6.4
Mesquite	Permian	Midland County, TX	7,000	Ability to treat and sell volumes via pipeline, truck and rail	-	2.6
Chatom	East Texas	Washington County, AL	1,900	Gathering; 25 MMcfd processing plant; 160 LTPD sulfur recovery unit	0.8	0.5
Chapel Hill	East Texas	Smith County, TX	1,250	Gathering; 20 MMcfd processing plant; 4,500 Bbl storage; truck racks	0.2	0.2
Total			**18,650**		**6.9**	**9.7**

1. Includes Glade Crossing
2. Burns Point plant capacity excluded from total due to maintenance issues shutting down plant operations in December 2017
3. Information from Costar Midstream, L.L.C. press release dated December 17, 2012

EVERCORE 130 AMID

Preliminary Draft Subject to Change

Asset Overview

A Gathering & Processing – Permian

Asset Overview

- The Yellow Rose Gathering and Processing System ("Yellow Rose") consists of approximately 34 miles of low-pressure gathering and approximately 25 miles of high pressure gathering systems with an NGL connection to West Texas Pipeline and a 40.0 MMcfd cryogenic processing plant with a 2,000 Bpd condensate stabilizer
  - Plant completed in October 2014
  - Three field and two residue compressors (all owned)
  - 30,000 dedicated acres; key customers include Ajax Resources, Inc. ("Ajax") (recently acquired by Diamondback Energy ("Diamondback" or "FANG"), Encana Corporation ("Encana") and SM Energy Co. ("SM Energy")
  - Competes with EnLink Midstream Partners , L.P. ("EnLink) with FANG and Ajax wells split-connected with AMID and EnLink; however, EnLink's 75 MMcfd West Plant has had operational issues requiring high levels of flaring
  - Acquired in October 2014 with AMID's acquisition of Costar Midstream from Energy Spectrum Partners VI LP
- The Mesquite JV is a joint venture with EnLink to expand an existing rail terminal and fractionator near Midland, Texas and allow for receipt of 7,000 Bpd of off-spec condensate and NGLs to be treated and sold via pipeline, truck and rail

Asset Map



Legend
AMID
Diamondback
Ajax (FANG)
ExL (FANG)
Encana
SM Energy
FANG Rig
Encana Rig
SM Energy Rig
Mesquite Plant
Yellow Rose Plant
Martin

Anchor Customer: Diamondback

- On October 31, 2018, Diamondback closed on its acquisition of Ajax Resources for $1.25 billion
  - 29,139 net acres (25,000 in Martin and Andrews counties)
  - >450 net locations with an average lateral length of 9,300'
    - 63% of locations in the top quartile of FANG's current inventory (>100% IRRs)
- ExL Petroleum bolt-on acquisition added >3,600 net acres
- Ajax (1) and FANG (2) are operating three rigs in NW Martin and NE Andrews Counties as of December 2018

Source: AMID management, public filings, Diamondback investor presentation, DrillingInfo (1/11/19)

EVERCORE 131 AMID

Preliminary Draft Subject to Change

Asset Overview

A Gathering & Processing – Permian (cont'd)

($ in millions, except per unit amounts)

Yellow Rose System Utilization (MMcfd)



50.0
40.0
30.0
20.0
10.0
–
Volume (MMcfd)
Assumes 5-10 wells per year or a 0.5 to 1.0 rig rate
40
1.0
40.0
0.8
0.5
0.5
0.5
4.7
6.0
7.3
7.7
6.8
8.9
12.7
16.6
17.3
17.3
2017A
1Q18A
2Q18A
3Q18A
4Q18E
2019E
2020E
2021E
2022E
2023E
1.2
1
0.8
0.6
0.4
0.2
0
Diamondback Rig Forecast
Yellow Rose Throughput (MMcfd)
Yellow Rose Capacity (MMcfd)
Diamondback Rig Forecast

Asset EBITDA



$9.0
$6.0
$3.0
$–
($3.0)
$0.3
($0.0)
$0.1
($0.3)
$1.0
$0.9
$0.1
$0.3
$0.2
$0.7
$0.5
$0.2
$1.1
$0.8
$0.3
$4.9
$3.8
$1.1
$6.5
$4.0
$2.5
$8.0
$4.1
$4.0
$8.2
$4.0
$4.2
$8.2
$4.0
$4.2
2017A
1Q18A
2Q18A
3Q18A
4Q18E
2019E
2020E
2021E
2022E
2023E
Yellow Rose
Mesquite[1]

Source: AMID management, public filings, Diamondback investor presentation

1. Mesquite EBITDA represents AMID earnings defined as 70% of gross margins less 50% of operating expenses

EVERCORE 132 AMID

Preliminary Draft
Subject to Change

Asset Overview

A Gathering & Processing – East Texas

Asset Overview

Longview Gathering & Processing System

- The Longview Gathering and Processing System ("Longview") in Gregg, Rusk and Smith Counties consists of 643 miles of high- and low-pressure gathering lines, two cryogenic processing plants with a design capacity of 50.0 MMcfd, one fractionation unit with 8,500 Bpd of capacity, a stabilization unit with 6,000 Bpd of off-spec condensate and NGL treating capacity, product storage tanks, NGL sales pipelines and a two-bay, semi-automated truck rack equipped to receive on- and off-spec NGLs and condensate
  - Highly profitable legacy contracts providing for retention of a high percentage of liquids
  - Currently providing economic incentives to spur workover activity
- Competes with Midcoast Operating L.P. ("Midcoast") in the area
- In April 2016, AMID announced the commencement of operations at the East Texas Rail Facility, allowing for receipt and delivery of NGLs and condensate by rail to the Longview Processing Plant
  - Includes more than 8,900 feet of lead track with current capacity for more than 50 general purpose or pressure railcars
  - Ability to receive and deliver up to 4,500 Bpd of NGLs, including purity products and condensate, with similar capabilities for rail-to-truck transloading

Chapel Hill Gathering & Processing System

- Located near Smith County, Texas, the Chapel Hill Gathering and Processing System ("Chapel Hill") consists of 100 miles of gathering lines with a combined compression capacity of 2,540 HP, a 20.0 MMcfd cryogenic processing plant, a 1,250 Bpd fractionation unit, 190,000 gallons of product storage capacity and truck racks to deliver propane, butane and natural gasoline
- Gathers casinghead gas and wet gas production from the Paluxy, Petit and Cotton Valley formations

Asset Map


Legend
AMID
Chapel Hill Plant
Longview Plant
Exxon E. Texas Plant
Rig (1/11/19)
Rail

System Utilization (MMcfd)


80.0
60.0
40.0
20.0
--
Includes slight volume gains from workovers and 1-2 wells per year on Longview and 1 well per year on Chapel Hill
70.0
43.1
42.3
43.6
42.1
40.6
42.7
43.0
43.5
44.0
44.4
2017A
1Q18A
2Q18A
3Q18A
4Q18E
2019E
2020E
2021E
2022E
2023E
Throughput (MMcfd)
Capacity (MMcfd)

Source: AMID management, public filings, DrillingInfo

EVERCORE
133
AMID

Preliminary Draft
Subject to Change

Asset Overview

A Gathering & Processing – Eagle Ford

Asset Overview

- The Lavaca System ("Lavaca") consists of 203 miles of high-pressure and low-pressure pipelines located in Gonzales and Lavaca Counties, Texas
- 218.0 MMcfd of gas gathering design capacity, 24,960 horsepower of leased compression and 3,215 horsepower of owned compression
- 70,000 dedicated acres; key customers include Penn Virginia Corporation ("PVAC") and Devon Energy ("Devon")
- In January 2014, AMID acquired 120 miles of the system from PVAC for $100.0 million at an implied 12.5x EV / EBITDA multiple
  - PVAC entered into a fee-based gathering agreement covering a 70,000-acre dedication for 25 years
- In August 2014, AMID exercised its right-of-first-offer to acquire the Gonzales County full-well-stream gathering system from ArcLight
  - AMID entered into a fee-based agreement with Forest Oil Corporation
- On December 13, 2018, AMID's sale process for Lavaca ended with no definitive bids being received
  - Oil price decline
  - Uncertainty regarding closing of Denbury Resources Inc.'s ("Denbury" or "DNR") announced acquisition of PVAC

Asset Map


Legend
PVAC Acreage
PVAC Rig (1/11/19)
Lavaca System
Gonzales
Lavaca

System Utilization (MMcfd)


300.0
250.0
200.0
150.0
100.0
50.0
--
Assumes 55 wells connected annually (3 rigs pace)
218.0
273.0
106.3
118.7
128.2
137.1
135.1
173.9
203.3
225.7
245.1
262.7
2017A
1Q18A
2Q18A
3Q18A
4Q18E
2019E
2020E
2021E
2022E
2023E
Throughput (MMcfd)
Capacity (MMcfd)

Source: AMID management, public filings, Wall Street research, DrillingInfo

EVERCORE
134
AMID

Preliminary Draft
Subject to Change

Asset Overview

A Gathering & Processing – Eagle Ford – PVAC Transaction

The future of producer-driven volumes near AMID's Eagle Ford position is in flux as the outcome of Denbury's announced acquisition of PVAC remains unclear

Transaction Overview

- On October 28, 2018, Denbury announced it had entered a definitive merger agreement to acquire PVAC in a transaction valued at approximately $1.7 billion
- The proposed consideration includes:
  - 12.4 shares of Denbury per share of PVAC and cash of $25.86 per PVAC share, representing consideration to each shareholder of $79.80 per share based on the closing price of Denbury common stock on October 26, 2018
- PVAC's assets include:
  - 84,700 net acres in Gonzales, Lavaca and DeWitt Counties
  - >450 net locations and a 10-year drilling inventory with upside from Austin Chalk and Upper Eagle Ford
  - Described by Denbury as delivering "top tier operating margins"
- PVAC is operating three rigs in Lavaca County as of December 2018 and plans to drill 50 wells in 2019
- Select PVAC shareholders are pressuring the acquisition regarding the quality of Denbury's existing asset base, expected synergies with PVAC and Eagle Ford EOR potential (which EOG is currently pilot testing in close proximity to PVAC's acreage)

Post-Announcement Share Price Performance


120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
10/28/18
11/12/18
11/27/18
12/12/18
12/27/18
1/11/19
90.8%
81.9%
78.3%
49.9%
DNR
PVAC
Proposed Consideration[1]
S&P Oil & Gas E&P Index

Post-Announcement Merger Arbitrage Spread


As of January 11, 2019, the merger arbitrage spread was -$2.45, or (4.4%), reflecting the high level of uncertainty surrounding the completion of the transaction
25.0%
20.0%
15.0%
10.0%
5.0%
–%
(5.0%)
(10.0%)
(15.0%)
10/28/18
11/12/18
11/27/18
12/12/18
12/27/18
1/11/19
(4.4%)

Source: AMID management, public filings, Wall Street research

1. Reflects shift in value of Proposed Consideration over time relative to PVAC's share price as of the transaction announcement date of October 28, 2018

EVERCORE 135 AMID

Preliminary Draft
Subject to Change

Asset Overview

A Gathering & Processing – Gulf Coast

Asset Overview[1]

Chatom Gathering & Processing System

- The Chatom System ("Chatom") consists of a 29-mile gathering system with compression capacity of 3,456 horsepower, a 25.0 MMcfd cryogenic processing plant, a 1,900 Bpd NGL fractionation unit and a 160 long-ton per day sulfur recovery unit located in Washington County, AL
- Chatom gathers natural gas from onshore crude oil and natural gas wells in the Norphlet and Smackover formations in Alabama and Mississippi and has a truck rack and the capability to receive and fractionate NGLs
  - AMID acquired an 87.4% interest in Chatom in July 2012 for $51 million in cash from Quantum Resources Management, LLC at an estimated 7.3x EV / EBITDA multiple
- Chatom is located approximately 15 miles from AMID's Bazor Ridge processing plant in Wayne County, Mississippi

Bazor Ridge Gathering & Processing System

- The Bazor Ridge System ("Bazor"), located in Jasper, Clarke, Wayne and Greene Counties, Mississippi, includes:
  - 169 miles of gas gathering pipeline ranging in diameter from three to eight inches and three compressor stations with a combined capacity of 1,069 HP
  - 22.0 MMcfd sour natural gas treating and cryogenic processing plant with four inlets and one discharge compressor with approximately 5,218 of combined horsepower
- Since 2016, Bazor has been used as a central gathering and compression facility while processing has been re-routed to Chatom

Asset Map


MISSISSIPPI
Legend
Bazor Ridge System
Chatom System
Plant
Active Rig (1/11/19)
Tellus Permit

System Utilization


50.0
40.0
30.0
20.0
10.0
--
47.0
Benefit from six expected new wells permitted by Tellus Operating Group, LLC on Bazor Ridge
10.8
9.1
11.3
10.9
10.1
14.8
14.9
14.9
14.9
14.8
2017A
1Q18A
2Q18A
3Q18A
4Q18E
2019E
2020E
2021E
2022E
2023E
Throughput (MMcfd)
Capacity (MMcfd)

Source: AMID management, public filings, DrillingInfo

1. Burns Point Plant, a 165.0 MMcfd Plant jointly owned 50% by AMID and 50% by Enterprise has been shut down since December 2017 due to maintenance issues

EVERCORE 136 AMID

Preliminary Draft
Subject to Change

Asset Overview

B Natural Gas Transportation

Asset Summary

- AMID's natural gas transportation segment is supported by reservation-based contracts with volume driven by demand
- 6.7-year weighted average contract life

System	Transmission Miles	Jurisdiction	Compression (HP)	Design Capacity (MDth/d)	Average Reservation Volumes (MDth/d) 2017A	2018E	2017A Utilization
Midla / MLGT	110	Interstate / Intrastate	3,600	375	367	365	98%
TransUnion	42	Interstate	--	546	470	470	86%
AlaTenn / Bamagas / Trigas	383	Interstate / Intrastate	3,665	700	307	288	44%
Magnolia	116	Intrastate	--	100	95	73	95%
Total	**651**		**7,265**	**1,721**	**1,240**	**1,197**	**72%**

Revenue by Customer / Demand Type


Industrials 16.0%
Utility 23.0%
Marketers 20.0%
Power 41.0%

Asset Map


Legend
AlaTenn
Bamagas / Trigas
MLGT
Midla
Magnolia
Trans-Union

Source: AMID management, public filings

EVERCORE
137
AMID

Preliminary Draft
Subject to Change

Asset Overview

B Natural Gas Transportation (cont'd)

	Asset Overview	Contract Terms
MLGT	- Intrastate transmission system with approximately 54 miles of pipeline with diameters ranging from three-to-14 inches, a design capacity of 170 MMcfd, five receipt points and 19 delivery points - Sources natural gas from interconnects with FGT Pipeline, Texas Eastern Transmission Pipeline, Transco Pipeline and AMID's Midla System to a Baton Rouge, Louisiana refinery owned and operated by ExxonMobil and several other industrial customers	**92% reservation volumes** **3.8-year average term**

Midla	- Interstate pipeline with approximately 370 miles of pipeline linking the Monroe Natural Gas Field in northern Louisiana and interconnections with the Transco Pipeline System and Gulf South Pipeline System to various power plants owned by Entergy serving local distribution companies and municipalities in Louisiana and Mississippi
	  - Northern portion of system, including the T-32 lateral, consists of four miles of high-pressure, 12-inch diameter pipeline with delivery to two power plants operated by Entergy Corporation by way of the T-32 Lateral and the Cleco Corporation Sterlington Plant by way of the Sterlington Lateral
	  - Mainline has design capacity of approximately 198 MMcfd and consists of approximately 170 miles of low-pressure, 22-inch diameter pipeline with laterals ranging in diameter from two to 16 inches with delivery to small local distribution companies ("LDCs") under firm transportation contracts that automatically renew annually
	  - Southern portion of system, including interconnections with the MLGT System and other associated laterals, consists of two miles of high- and low-pressure, 12-inch diameter pipeline with delivery to industrial and LDC customers in the Baton Rouge market through contracts with several large marketing companies	

TransUnion	- 42-mile, 30-inch diameter high-pressure FERC-regulated TransUnion natural gas interstate pipeline has 546,000 Dth/d of capacity and services power and industrial customers - AMID purchased 100% of the equity interests in November 2017 from affiliates of ArcLight for total consideration of approximately $48 million, 6.5x EBITDA	**87% reservation volumes** **14.5-year average term**

Source: AMID management, public filings

EVERCORE
138
AMID

Preliminary Draft
Subject to Change

Asset Overview

B Natural Gas Transportation (cont'd)

	Asset Overview	Contract Terms
AlaTenn	■ Design capacity of 200 MMcfd and consists of 294 miles of pipeline with diameters ranging from 3-to-16 inches and two compressor stations with combined capacity of 3,665 HP connected to 19 active delivery and four receipt points ■ FERC-regulated interstate natural gas pipeline that interconnects with Tennessee Gas Pipeline ("TGP") and travels west to east delivering natural gas to industrial customers in northwestern Alabama as well as city gates of Decatur and Huntsville, Alabama	**91% reservation volumes** **4.1-year average term**
Bamagas	■ Intrastate natural gas pipeline system with design capacity of 450 MMcfd and consists of 52 miles of high-pressure, 30-inch pipeline that travels west to east from an interconnection point with TGP in Colbert County, Alabama, to two power plants in Morgan County, Alabama, with 100% of the throughput contracted under long-term firm transportation agreements	
Trigas	■ The Trigas System is an intrastate natural gas pipeline located in northwestern Alabama across three counties with approximately 60.0 MMcfd of capacity	
Magnolia	■ The Magnolia Gathering System is a 116-mile intrastate pipeline that gathers coal-bed methane in Tuscaloosa, Greene, Bibb, Chilton and Hale Counties, Alabama and delivers to the Transco Pipeline System owned by The Williams Companies, Inc.	**50% reservation volumes** **~1.0-year average term**

Source: AMID management, public filings

EVERCORE 139 AMID

Preliminary Draft
Subject to Change

Asset Overview

B Natural Gas Transportation – Firm Contract Summary

Pipeline	Customer	Rate ($/Dth/d)	Term
TransUnion	Entergy	$0.034	14.0 years
	ELDORADO	$0.054	7.5 years
Midla	Small Utilities & Industrial	($0.280/$0.560/$0.810)	13.5 years
MLGT	Entergy	$0.022	1.0 year
	Entergy	$0.015	1.0 year
	Entergy LDC	$0.090	1.0 year
	ExxonMobil	$0.085	1.0 year
	ANGUS	$0.025	9.0 years
	Georgia-Pacific	$0.090	5.0 year
	HOOD CONTAINER	$0.140	1.0 year
AlaTenn	Large Utilities	$0.093	Various
	Small Utilities	$0.110	Various
	Industrials	$0.090	Various
Bamagas / Trigas	CALPINE MEC	($0.070/$0.040)	2.0 years
	CALPINE DEC	($0.070/$0.040)	2.0 years
	Industrials	$0.125	10.0 years
Magnolia	Marketers	$0.103	1.0 year

EVERCORE 140 AMID

Preliminary Draft
Subject to Change

Asset Overview

B Natural Gas Transportation – 2018E Summary by Pipeline

($ in millions)

2018E Volumes (Dth/d)



500,000
400,000
300,000
200,000
100,000
–
476,448
470,000
6,448
27,312
27,461
148
9
368,149
338,138
30,002
91,907
84,812
7,095
200,173
200,173
3,038
4,266
1,228
15,097
91,868
73,233
3,539
TransUnion
Midla
MLGT
AlaTenn
Bamagas
Trigas
Magnolia
Firm Reservation
Interruptible
Marketing
Physical Throughput

2018E Gross Margin



$10.0
$8.0
$6.0
$4.0
$2.0
$--
($2.0)
($4.0)
($6.0)
$8.6
$2.3
$6.2
$0.1
$6.4
$3.8
$2.7
($0.0)
$0.2
$5.2
$1.1
$3.7
$0.3
$8.7
$4.5
$3.9
$0.3
$1.0
$5.1
($4.1)
$0.2
$0.2
$0.0
$5.4
$0.8
$1.8
$2.7
$0.1
TransUnion
Midla
MLGT
AlaTenn
Bamagas
Trigas
Magnolia
Firm Reservation
Interruptible
Marketing
Other

Source: AMID management

EVERCORE
141
AMID

Preliminary Draft
Subject to Change

Asset Overview

B Natural Gas Transportation – Forecast Summary

($ in millions)

Volume Forecast (Dth/d)



1,280,000
1,260,000
1,240,000
1,220,000
1,200,000
1,180,000
1,160,000
1,140,000
1,120,000
1,260,272
15,106
48,460
1,196,706
1,212,451
15,369
22,130
1,174,952
1,237,535
15,370
22,130
1,200,035
1,247,285
15,370
22,130
1,209,785
1,247,285
15,370
22,130
1,209,785
1,247,285
15,370
22,130
1,209,785
2018E
2019E
2020E
2021E
2022E
2023E
Firm Reservation
Interruptible
Marketing

Gross Margin Forecast



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$--
$35.5
$7.5
$2.0
$1.7
$24.4
$30.3
$2.2
$1.4
$0.9
$25.8
$31.2
$2.8
$1.4
$0.9
$26.2
$31.6
$1.9
$1.4
$0.9
$27.4
$32.4
$2.0
$1.4
$0.9
$28.1
$32.4
$2.1
$1.4
$0.9
$28.1
2018E
2019E
2020E
2021E
2022E
2023E
Firm Reservation
Interruptible
Marketing
Other

Source: AMID management

EVERCORE
142
AMID

Preliminary Draft
Subject to Change

Asset Overview

C Offshore Pipelines (excl. Delta House)


Legend
Destin
High Point
Okeanos
West Delta 109
Main Pass
Cayenne
Empire
Gloria / Lafitte
Montegut
Toca

Source: AMID management

EVERCORE 143 AMID

Preliminary Draft
Subject to Change

Asset Overview

C Offshore Pipelines (excl. Delta House)

System Summaries

	Destin	Okeanos	High Point[1]	MPOG	Panther Pipelines
Location	Onshore / Offshore	Offshore	Onshore / Offshore	Offshore	Onshore / Offshore
Product	Natural Gas	Natural Gas	Natural Gas / Crude Oil	Crude oil	Natural Gas / Crude Oil
Facilities	255 miles of unregulated pipelines	100 miles of FERC-regulated pipelines	663 miles of FERC-regulated and unregulated gathering pipelines	100 miles of oil gathering pipelines	200 miles of oil and gas pipelines
Pipeline	24-, 30- and 36-inch	20- and 24-inch	12-to-26-inch	8-to-10-inch	2-to-30 inch
Delivery	FGT Gulfstream / Pascagoula	Destin	Toca	MP69	Shell Zydeco / Bridgeline / Burns Point

Commercial Summaries

	Initial Percent Acquired	Total Percent Ownership	Dedication of Fields	Operator	FERC Regulated	ROFR	Current Partner
Destin	66.7%	66.7%	Yes	AMID	No	No	Enbridge
Okeanos	49.7%	66.7%	Yes	AMID	Yes	Yes	Enbridge
HPGT	100.0%	100.0%	Yes	AMID	Yes	N/A	N/A
HPGG	100.0%	100.0%	Yes	AMID	No	N/A	N/A
MPOG	67.0%	100.0%	Yes	AMID	No	N/A	N/A
Panther Pipelines	100.0%	100.0%	No	AMID	No	N/A	N/A

Source: AMID management, public filings
1. Includes High Point Gas Transmission (HPGT), High Point Gas Gathering (HPGG), Gloria, Lafitte, Chalmette and Vioska Knoll gathering systems

EVERCORE 144 AMID

Preliminary Draft
Subject to Change

Asset Overview

C Offshore Pipelines (excl. Delta House) – Destin / Okeanos

Asset Overview

Destin

- Originating offshore in the GoM, the Destin Pipeline ("Destin") is a FERC-regulated, 255-mile natural gas transport system with total capacity of 1.2 Bcfd operated by AMID
- Destin interconnects with four producing platforms and six producer-operated laterals and is the primary transport of gas flows from the Barnett and Haynesville to Florida markets with onshore connectivity to eleven major pipelines
- Destin's 120-mile 24- and 36-inch diameter offshore portion terminates at the Pascagoula Processing Plant and extends 135 miles north in Mississippi with 30- to 36-inch pipeline and is the sole delivery point for merchant-quality gas from the plant
- Contracted volumes on Destin are based on life-of-field dedication, dedicated volumes over a given period, or interruptible volumes as capacity permits
- AMID owns a 66.7% interest in Destin, having acquired a 49.7% interest in 2016 (along with the Tri-States and Wilprise pipelines) for $225 million and an incremental 17% for $30 million in October 2017
- Throughput driven by industrial, power and utility demand in Florida, Alabama and Mississippi

Okeanos

- In conjunction with its April 2016 acquisition of Destin, Tri-States and Wilprise, AMID purchased a 66.7% interest in the Okeanos system ("Okeanos") from affiliates of ArcLight for $27.4 million in cash
- 100 miles of 20- and 24-inch natural gas gathering pipeline that connects two producer platforms (Thunder Horse and Na Kika) and one lateral to the Destin Main Pass 260 platform ("MP260") in the Mississippi Canyon region of the GoM
- 1.0 Bcfd of design capacity meeting capacity requirements for platforms currently connected and has existing capacity to accommodate third-party volumes via subsea tie-backs or new export lines
- Contracted volumes on Okeanos are based on life-of-field dedications from producers
- Enbridge, Inc. holds the minority interest in Okeanos

Destin-Okeanos Throughput (MMBtud)



2,500
2,000
1,500
1,000
500
--
2,200
1,090
1,035
1,107
1,157
1,062
1,315
1,326
1,253
1,187
1,076
2017A
1Q 2018A
2Q 2018A
3Q 2018A
4Q 2018E
2019E
2020E
2021E
2022E
2023E
Throughput
Capacity

Source: AMID management, public filings

EVERCORE 145 AMID

Preliminary Draft
Subject to Change

Asset Overview

C Offshore Pipelines (excl. Delta House) – Contract Summary

	Pipeline / Platform / Field	Shipper	Rates	Term
Destin	**MP260**			
	Okeanos (Thunder Horse)	BP	$0.24	FT-2
	Okeanos (Thunder Horse)	Exxon	$0.15	FT-2
	Okeanos (Na Kika)	All	$0.24	FT-2
	Okeanos (Thunder Hawk)	Murphy	$0.24	FT-2
	Okeanos (Thunder Hawk)	Fieldwood	$0.15	FT-2
	HPGG VK Native Platforms	Various	$0.18	IT
	HPGT MP 289 Reversal	Various	$0.06	IT
	Delta House	LLOG/Others	$0.15	FT-2
	Marlin & Horn Mtn.	Anadarko	$0.24	FT-2
	Pompano	Talos	$0.24	FT-2
	MP281 & MP83	Enven/W&T	$0.24	FT-2
	Onshore Destin	GS/BP/Chevron	$0.065	FT 2-year[1]
Okeanos	**Na Kika (BP Operated) / 8 producing blocks**			
	E. Anstey/Fourier/Ariel/Kepler/Isabela	BP	$0.25	Life of Lease
	Coulomb	Shell	$0.25	Life of Lease
	Santa Cruz / Santiago	Fieldwood	$0.25	Life of Lease
	Thunder Horse (BP Operated) / 6 producing blocks			
	Thunder Horse	BP (75%)	$0.25	Life of Lease
	Thunder Horse	Exxon (25%)	$0.15	Life of Lease
	N. Thunder Horse	BP	$0.25	Life of Lease
	Thunder Hawk (Fieldwood Operated) / 3 producing blocks			
	MC698 (Big Bend)	Fieldwood	$0.15	Life of Lease
	MC782 (Dantzler)	Fieldwood	$0.25	Life of Lease
	MC734 (Thunder Hawk)	ENI/Murphy	$0.25	Life of Lease

Source: AMID management, public filings
1. Represents average contract term

EVERCORE 146 AMID

Preliminary Draft
Subject to Change

Asset Overview

C Offshore Pipelines (excl. Delta House) – High Point

Asset Overview

High Point

- The 663-mile High Point system ("High Point") with total pipeline capacity of 1,120 MMcfd consists of natural gas and liquids pipeline assets which gather natural gas from onshore and offshore areas in southeast Louisiana and the GoM
  - Its onshore footprint is located in Plaquemines and St. Bernard Parish, Louisiana and its offshore footprint consists of the following GoM zones: Mississippi Canyon, Viosca Knoll, West Delta, Main Pass, South Pass and Breton Sound
  - High Point gathers natural gas at more than 63 receipt points that connect to hundreds of wells targeting various geological zones in water depths up to 1,000 feet and delivers natural gas to the Toca Gas Processing Plant, operated by Enterprise, where it is processed and residue gas is sent to an unaffiliated interstate system owned by Kinder Morgan, Inc.
- High Point includes both FERC-regulated transmission assets (High Point Gas Transmission) and non-jurisdictional gathering assets (High Point Gas Gathering, Gloria, Lafitte and Chalmette Systems)
  - The Gloria Gathering System ("Gloria") consists of approximately 138 miles of pipeline with diameters ranging from 3-to-16 inches and four compressors with 2,962 HP
  - AMID's Lafitte System ("Lafitte") consists of approximately 40 miles of gathering pipeline, with diameters ranging from 4-to-12 inches and a design capacity of 71 MMcfd
    - Originating onshore, it terminates at the Alliance Refinery (owned by Phillips 66) in Plaquemines Parish, LA
  - AMID is the sole supplier of natural gas to the Alliance Refinery pursuant to a contract that expires in 2026
  - The Chalmette System ("Chalmette") is located in St. Bernard Parish and has a design capacity of 125 MMcfd
- High Point also includes Vioska Knoll Gathering System ("VKGS"), consisting of natural gas and crude oil gathering lines of varying diameters and the platform at VK817, purchased from Genesis Energy in 2017 for $32.0 million in cash

High Point Throughput (MMBtud)


1,200
800
400
–
1,120
395
319
346
316
322
358
356
351
321
291
2017A
1Q 2018A
2Q 2018A
3Q 2018A
4Q 2018E
2019E
2020E
2021E
2022E
2023E
Throughput
Capacity

Source: AMID management, public filings

EVERCORE
147
AMID

Preliminary Draft
Subject to Change

Asset Overview

C Offshore Pipelines (excl. Delta House) – Contract Summary

High Point

Pipeline / Platform / Field	Shipper	Rates	Term
High Point Gas Transmission (FERC-regulated)			
MP108	W&T	$0.07	Life of Lease
BS51	Upstream	$0.15	Life of Lease
Other platforms	Various	$0.29	IT
High Point Gas Gathering (unregulated)			
MP108	W&T	$0.25	Life of Lease
BS51	Upstream	$0.15	Life of Lease
Platforms flowing into HPGT	Various	$0.25	IT
Ram Powell (Anchor Field)	Talos	$0.15	Life of Lease
Ram Powell (Stonefly)	LLOG	$0.225	Life of Lease
Medusa	Murphy	$0.20	Life of Lease
MP252 (Bud/Tahoe)	W&T	$0.10	Life of Lease
MP259	Fieldwood	$0.85	Life of Lease
VK786 (Petronius)	Various	$0.19	Life of Lease
VK817 (Platform Fees)	Walter/LLOG	$2 MM[2]	Annual
MP 289 Reversal	Various	$0.04	IT
Gloria, Lafitte, Chalmette (unregulated)			
Production Platforms	BP	$0.24	FT-2
Alliance Refinery (delivery)	Exxon	$1 MM[2]	FT-2
Chevron Oak Point (delivery)	All	$0.28	FT-2
Meraux Refinery	Valero	$0.04	FT-2

Source: AMID management, public filings
1. Represents average contract term
2. Represents annual rate

EVERCORE
148
AMID

Preliminary Draft
Subject to Change

Asset Overview

C Offshore Pipelines (excl. Delta House) – MPOG and Panther Pipelines

Asset Overview

MPOG

- The Main Pass Oil Gathering System ("MPOG") is a 100-mile crude oil gathering system located off the Southeast coast of Louisiana in the GoM
- Total design capacity of approximately 160,000 Bpd and currently operated by AMID's wholly-owned subsidiary, Panther Operating Company, LLC
- Majority of volumes generated by life-of-lease contracts from a large, primarily investment-grade customer base
- In July 2014, AMID acquired a 67% interest in MPOG from an affiliate of DCP Midstream, LLC for approximately $13.5 million in July 2014, or approximately 5.0x to 6.0x NTM EBITDA
- In August 2017, AMID acquired Panther (including all outstanding equity interests in MPOG) for $52 million

Panther Pipelines

- Located in Southern Louisiana and GoM, the American Panther system ("Panther Pipelines") consists of approximately 200 miles of crude oil, natural gas and salt water onshore and offshore GoM pipelines
- The system has a natural gas design capacity of 475 MMcfd and crude oil and saltwater capacity of 27.0 MBpd
- In August 2017, AMID acquired the Panther pipeline assets for approximately $60.9 million, including the Tiger Shoals / HGGS (AmPan), Quivira, Panther Operating Services and Matagorda systems
- Originating offshore in Eugene Island Block 24 and terminating onshore in St. Mary Parish, LA, the Quivira Gathering System consists of 34 miles of pipeline
- Key customers include Cox Operating, LLC and Fieldwood Energy, LLC, with contract terms ranging from one year to 13 years

MPOG and Panther Crude Oil Throughput (MBpd)



200
150
100
50
--
187
27
33
36
35
43
41
37
34
31
29
2017A
1Q 2018A
2Q 2018A
3Q 2018A
4Q 2018E
2019E
2020E
2021E
2022E
2023E
Throughput
Capacity

Panther Pipeline Gas Throughput (MMBtud)



500
400
300
200
100
--
475
77
59
61
60
64
141
132
118
105
94
2017A
1Q 2018A
2Q 2018A
3Q 2018A
4Q 2018E
2019E
2020E
2021E
2022E
2023E
Throughput
Capacity

Source: AMID management, public filings

EVERCORE 149 AMID

Preliminary Draft
Subject to Change

Asset Overview

C Offshore Pipelines (excl. Delta House) – Contract Summary

Main Pass Oil Gathering

Pipeline / Platform / Field	Shipper	Rates ($/Bbl)	Term
MPOG			
Marlin (Native)	Anadarko	$0.81	Life of Lease
Marlin (Crown & Anchor)	LLOG	$1.45	Life of Lease
Neptune (Swordfish)	Fieldwood	$0.92	Life of Lease
Virgo	W&T	$0.82	Life of Lease
MP281	Enven	$1.09	Life of Lease
MP270	Castex	$2.52	Life of Lease
MP133	Arena	$1.42	Life of Lease

Panther Pipelines

Pipeline / Platform / Field	Shipper	Rates / Fees	Term
Tiger Shoals / HGGS (AMPAN)			
AMPAN (Cox Guaranteed Revenue)	Cox	$12 MM[1]	2023
AMPAN (Mezzanine Processing)	Cox	6% POL	2029
Quivira			
EL24	Cox	$0.14	2031
EL11	Contango	$0.11	2023
Panther Operating Services			
HIPS	Pipeline	$2 MM[1]	2021
VGS	Pipeline	$1 MM[1]	1 year
Matagorda (50/50 JV with Prism)			
Small Utility & One Industrial	Various	<$1 MM[1]	Annual

Asset Map

Main Pass Oil Gathering



Main Pass
Viosca Knoll
MPOG
Empire
West Delta
South Pass
Mississippi Canyon

Panther Pipelines



Tiger Shoals Oil (AMPAN)
HGGS (AMPAN)
Burns Point Plant

Source: AMID management, public filings
1. Represents annual rate

EVERCORE 150 AMID

Preliminary Draft
Subject to Change

Asset Overview

D Delta House

Asset Overview

- AMID owns a 35.65% interest in the FERC-regulated Delta House system ("Delta House"), a fee-based, semi-submersible floating production system located in the Mississippi Canyon block of deepwater GoM
- Operated by LLOG Exploration ("LLOG"), a private oil and gas company founded in 1977 and headquartered in Covington, Louisiana
  - 75% exploration success rate from 2017 to October 2018
  - In 2017, received the Offshore Technology Conference's Distinguished Achievement Award in recognition of Delta House
- 12 wells online with life-of-lease dedication for production handling and a fixed fee-based structure on oil and gas export pipelines
- Nameplate capacity of 100,000 Bpd oil and 240 MMcfd of natural gas
- Directly connected to the Destin Pipeline

Delta House Facility



AMID's Delta House Acquisition History


12.9%
87.1%
12.9%
1.0%
86.1%
13.9%
6.2%
79.9%
20.1%
15.5%
64.4%

Date Announced:	August 10, 2015	April 25, 2016	November 1, 2016	October 2, 2017
Transaction Terms:	12.9% interest for $162.0 MM	1.0% interest for $10.0 MM	6.2% interest for $48.8 MM	15.5% interest for $125.4 MM
Implied Valuation:	$1,255.8 MM	$1,000.0 MM	$787.1 MM	$809.0 MM

▪ Existing Ownership ▪ Addition to Ownership ▪ Non-AMID Ownership

Source: AMID management, public filings

EVERCORE 151 AMID

Preliminary Draft
Subject to Change

Asset Overview

D Delta House System Map


Otis
Niedermeyer
Mica
Delta House FPS
Odd Job
Marmalard
King
King South
Appomattox
Son of Bluto II
Legend
Anchor Prospect
Secondary Prospect

Source: AMID management, public filings

EVERCORE 152 AMID

Preliminary Draft
Subject to Change

Asset Overview

D Delta House Forecast

($ in millions)

Debt Service Costs
- Distributions increase in 2019E as debt service costs cease as the term loan is repaid in Q3 2018

Capacity Reached
- Full capacity reached in 2019E as anchor prospects connect BWOLF and Red Zinger tie-in wells

Rate Step-Down
- Rates step down from $4.50 / Boe to $1.50 / Boe when cumulative production reaches 164.4 MBoe (projected January 2020)

Firm Transport
- Monthly fixed rate of $1.87 million expires in July 2022

Tie-Backs
- 2021E well connect assumed at a lower type curve and rate of $1.50 / Boe
- 2022E well connect assumed at a higher type curve and rate of $4.50 / Boe

Volumes



Crude Oil Throughput (MBpd)
Natural Gas Throughput (MMcfd)
120
100
80
60
40
20
–
350
300
250
200
150
100
50
100.0
240.0
2017A 1Q18A 2Q18A 3Q18A 4Q18E 2019E 2020E 2021E 2022E 2023E
Crude Oil Volumes (MBpd)
Natural Gas Volumes (MMcfd)
Crude Oil Capacity (MBpd)
Natural Gas Capacity (MMcfd)

AMID's 35.65% Interest in Total Revenue



$120.0
$90.0
$60.0
$30.0
$59.2
$8.0
$10.5
$40.7
$96.8
$8.0
$19.3
$69.5
$52.6
$8.0
$18.5
$21.2
$4.9
$49.8
$8.0
$18.8
$23.1
$44.3
$0.8
$4.7
$17.6
$21.2
$40.1
$7.3
$15.6
$17.2
2018E 2019E 2020E 2021E 2022E 2023E
Anchor FPS - $4.50 / BOE
Anchor FPS - $1.50 BOE
Variable Gathering Rate
Fixed Gathering
Third Party FPS - $4.50 BOE

Source: AMID management

EVERCORE
153
AMID

Preliminary Draft
Subject to Change

Asset Overview

E Trucking (Texas Panhandle + South Texas)

Asset Overview

- AMID's trucking assets (excluding the West Texas trucking assets categorized with the Silver Dollar Pipeline) include five truckyards and 71 tractors located in South Texas and the Texas Panhandle

Crude Truckyards
- Three truckyards located in Pearsall, Yoakum and Victoria in South Texas
  - 20 operational trucks with one spare
  - Employees and contractors include 26 drivers, two mechanics and one dispatcher
- One truckyard located in Perryton, Texas in the Panhandle
  - 20 operational trucks with one spare
  - Employees and contractors include 27 drivers, two mechanics and one dispatcher

Liquids Truckyard
- One truckyard in Marion, Texas in South Texas
  - 28 operational trucks with one spare
  - Employees and contractors include 28 drivers, two mechanics and one dispatcher

Asset Map



Perryton, TX
Marion, TX
Yoakum, TX
Pearsall, TX
Victoria, TX
Legend
Crude truckyard
Liquids truckyard

Volumes (MBpd)



14.7
2.1
6.4
6.2
19.4
2.8
9.3
7.4
23.5
3.6
8.9
11.1
20.6
3.6
9.0
8.0
20.6
3.6
9.0
8.0
20.6
3.6
9.0
8.0
20.6
3.6
9.0
8.0
2017A 2018E 2019E 2020E 2021E 2022E 2023E
South Texas Crude
Texas Panhandle Crude
Liquids Trucking

Source: AMID management, public filings

EVERCORE
154
AMID

Preliminary Draft
Subject to Change

Asset Overview

F Bakken Crude Gathering & Marketing

Asset Overview

- Located in McKenzie and Williams Counties in the Williston Basin, AMID's FERC-regulated Bakken crude oil gathering system ("Bakken") consists of:
  - 55 miles of 10", 8", 6" and 4" pipeline with 45,000 Bpd of capacity
  - Commenced operations in October 2015
  - Truck facility used to receive volumes has 10,000 Bpd of capacity and began operating in November 2015
    - LACT design with 81 current receipt points
  - System holds a 10-year, fee-based, 27,500 acre dedication from Newfield (recently acquired by Encana)
  - Sour crude treating (resuming in Q3 2019)
- Pipeline interconnects include:
  - Andeavor's High Plains Pipeline with 15 MBbld contractual and 24 MBbld theoretical capacity
  - Dakota Access Pipeline's 28.8 MBbld contractual capacity

Volume (MBpd)


7.3
2.9
4.4
8.8
3.2
5.6
12.5
4.0
8.5
16.3
6.8
9.5
14.9
6.2
8.7
12.5
5.2
7.3
10.4
4.3
6.1
2017A
2018E
2019E
2020E
2021E
2022E
2023E

Asset Map


Sheridan
Williams
Mountrail
McKenzie
Montana
North Dakota
Dunn
Billings
Golden Valley
Wibaux
Legend
AMID System
Encana
DAPL Pipeline
Andeavor Pipeline
DAPL Interconnect
Andeavor Interconnect
Trucking Facility

Source: AMID management, public filings

EVERCORE
155
AMID

Preliminary Draft
Subject to Change

Asset Overview

G Silver Dollar (including West Texas Trucking and Marketing)

Asset Overview

- 161-mile pipeline system purchased in March 2017 as part of AMID's acquisition of JP Energy Partners LP ("JPEP")
- Since acquisition, AMID has added approximately 100 miles of pipeline and 100 MBbls of storage capacity to original assets
- Total system throughput capacity of 130 MBpd and storage capacity of approximately 140 MBbls providing operational and market flexibility
- Interconnects to three third-party, long-haul pipelines including a Plains Interconnect to Midland at Owens Station, an Oxy Clineshale Interconnect to Colorado City at Oxy Barnhart Station and the Longhorn Interconnect to East Houston at Magellan Barnhart Station
- 350,000+ net acres committed by more than 30 producers targeting the Spraberry and Wolfcamp formations within a 10-mile pipeline connect
- Gather from 15 producers including EP Energy Corporation ("EP"), Discovery Natural Resources LLC, Approach Resources, Inc., Henry Energy LP, Hunt Energy Enterprises and Earthstone Energy, Inc.
  - Recently commissioned a new pipeline connection for Discovery Natural Resources
- Interconnectivity potential with long haul pipelines to Corpus Christi
- Originally purchased by JPEP in October 2013 from Wildcat Midstream Mesquite, LLC and Approach Midstream Holdings, LLC for $212.8 million in cash

Asset Map


Glasscock
Sterling
Coke
Tom Green
Reagan
Irion
Crockett
Legend
AMID
Interconnect
Truckyard
Rig (1/11/18)

West Texas Trucking

- Truckyard in San Angelo, TX
- 21 operational trucks with one spare
- 31 drivers, two mechanics and one dispatcher employed

Source: AMID management, public filings, Drillinginfo (1/11/19)

EVERCORE
156
AMID

Preliminary Draft
Subject to Change

Asset Overview

G Silver Dollar (including West Texas Trucking and Marketing) (cont'd)

Volumes (MBpd)



29.5
0.0
29.5
33.0
2.2
30.8
43.5
11.2
32.3
57.6
11.5
46.1
62.1
11.5
50.6
65.7
11.5
54.2
68.2
11.5
56.7
2017A
2018E
2019E
2020E
2021E
2022E
2023E
Gathered
Trucking

Well Connects by Producer



90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
38.5
6.1
3.0
26.4
3.0
71.7
3.8
37.5
24.3
6.1
76.3
1.8
13.7
30.4
24.3
6.1
77.1
2.5
13.7
30.4
24.3
6.1
75.4
2.4
12.2
30.4
24.3
6.1
2019E
2020E
2021E
2022E
2023E
Approach
EP
Denbury
Henry
Hunt

Source: AMID management, public filings

EVERCORE 157 AMID

Preliminary Draft
Subject to Change

Asset Overview

H Cushing Terminal

Asset Overview

- Located in Cushing, Oklahoma, with aggregate shell capacity of approximately 3.0 MMBbls, consisting of five 600,000 barrel above-ground crude oil storage tanks
  - Storage tanks were built in 2009 and are located on the western side of a terminal owned by Enterprise Product Partners L.P.
  - Capable of receiving approximately 18,000 barrels of crude oil per hour or delivering 8,000 barrels of crude oil per hour
- Terminal is operated by TEPPCO Partners, LP, a wholly-owned subsidiary of Enterprise, under a 50-year lease
- Connectivity to major receipt (Enbridge, Plains) and delivery (Seaway, Magellan and Osage) pipelines
- 653 work is underway and expected to be completed by 2H 2019
- Generates crude oil storage revenues by charging a fixed monthly take-or-pay fee per barrel of shell capacity
- Crude futures modestly contango at present, increasing storage demand broadly

Asset Map



Mississippian Lime
STACK
Cushing
Granite Wash
SCOOP

Asset Summary

Location	Cushing, OK
Product	Crude Oil
Capacity (MBbls)	3,000
Facilities	5 above-ground storage tanks
Transportation Modes	Pipeline
Key Customers	Crude marketer and trader

Cushing Terminal Site



Source: AMID management, public filings

EVERCORE 158 AMID

Preliminary Draft
Subject to Change

Asset Overview

H Cushing Terminal (cont'd)

Cushing Storage Overview

- The North American crude oil market is currently in contango, which has led to growth in crude oil storage at Cushing and selling forward of growing quantities of crude oil
- Inventories at Cushing were at an all-time high of 69,420 thousand barrels ("MBbls") on April 7, 2017 and declined to a three-year low of 21,803 MBbls on August 3, 2018
- Cushing inventories have since rebounded marginally, increasing weekly since August 3, 2018, with an average weekly fill rate of approximately 890 MBbls per week to a high of 42,262 MBbls on December 7, 2018

Cushing Inventories versus Capacity


100,000
80,000
60,000
40,000
20,000
MBbls
77,228
42,262[1]
50% of Capacity
Mar-11
May-12
Jun-13
Jul-14
Sep-15
Oct-16
Nov-17
Jan-19
Capacity (MBbls)
Crude Oil Stock (MBbls)

WTI Forward Price vs. Current ($52.59[2])


$0.32
$0.69
$1.94
$2.78
1-Month
3-Month
6-Month
12-Month

Projected WTI Forward 12-Month Spread[2]


$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$(0.50)
Jan-19
Aug-19
Jan-20
Aug-20
Jan-21
Aug-21
Jan-22

Source: EIA, Bloomberg
1. As of January 4, 2019
2. As of January 10, 2019

EVERCORE 159 AMID

Preliminary Draft
Subject to Change

Asset Overview

I NGL Pipeline Interests

AMID's NGL pipeline interests flow nearly 100% of the total Y-grade volumes in the Eastern GoM

Asset Overview

Cayenne

- AMID owns a 50.0% interest in the Cayenne System ("Cayenne") with Targa Resources Corporation ("Targa") owning the remainder
- Cayenne commenced operations in late December 2017
- 63-mile pipeline transporting Y-grade NGLs from the 750 MMcfd Venice Gas Processing Plant ("Venice") to Enterprise's pipeline at Toca, Louisiana for delivery to Enterprise's Norco Fractionator
- 15-year commitments by Targa and Enterprise from Venice
- Initial capacity of 40,000+ Bpd with the ability to throughput 50,000+ Bpd; 2018 volumes exceeding projections

Tri-States

- AMID acquired a 16.7% interest in the Tri-States system ("Tri-States") in April 2016
- FERC-regulated 161-mile 12- and 16-inch NGL pipeline
- 80,000 Bbl/d of transport capacity and operated by Enterprise
- Receives NGLs from the Pascagoula Plant, the Williams Mobile Bay Plant and the DCP Mobile Bay Plant and terminates at Kenner Junction, feeding Enterprise's Norco fractionation facility and two NGL pipelines including the Wilprise Pipeline ("Wilprise")

Wilprise

- In April 2016, AMID acquired a 25.3% interest in the Wilprise system operated by Enterprise
- FERC-regulated 30-mile NGL pipeline originating at the Kenner Junction and terminating in Sorrento, LA where volumes flow via pipeline to the Baton Rouge Fractionator ("BRF") operated by EPCO
- 60,000 Bbl/d of transport capacity

Asset Map


Williams Mobile Bay
BRF
Pascagoula
Sorrento
Norco
Venice
Legend
Cayenne
Tri-States
Wilprise
Plant

Source: AMID management, public filings
1. BRF ownership only

EVERCORE 160 AMID

Preliminary Draft
Subject to Change

Asset Overview

I NGL Pipeline Interests (cont'd)

Volumes (MBpd)



140.0
120.0
100.0
80.0
60.0
40.0
20.0
--
87.8
34.0
53.8
115.6
35.3
50.2
30.1
120.9
31.9
55.1
33.9
123.8
32.9
57.1
33.9
120.6
31.9
55.9
32.8
112.1
28.2
54.8
29.1
104.5
25.0
53.7
25.8
2017A
2018E
2019E
2020E
2021E
2022E
2023E
Cayenne (50% Ownership)
Tri States (16.7% Ownership)
Wilprise (25.0% Ownership)

Source: AMID management, public filings

EVERCORE

161

AMID

Preliminary Draft
Subject to Change

Asset Overview

Identified Growth Opportunities (Included in Base Case)

($ in millions)

	Project	Description		Incremental Growth Capex	Incremental EBITDA	Implied Run-Rate EBITDA Multiple
1	Longview Expansion	■ Improve proportion of on-spec processing and rail volumes ■ Build additional truck / rail sales outlets ■ Secure Y-grade volumes via pipe and increase fractionation capacity and capabilities for purity products	2019	$57.0	$ -	–
			2020	--	11.6	4.9x
			2021	–	11.6	4.9x
2	Acquisition of Interest in Pascagoula Gas Plant	■ In August 2018, AMID announced an agreement with Enterprise for a 25% stake in the Pascagoula gas plant ■ Comprises three trains with approximately 1.5 Bcfd of processing capacity ■ Conditions include completion of modifications to certain facilities on the High Point system	2019	$36.3	$8.8	4.1x
			2020	0.2	8.7	4.2x
			2021	–	8.0	4.6x
3	AlaTenn Compression	■ Potential to add incremental compression	2019	$6.5	$0.1	NM
			2020	–	0.7	9.5x
			2021	–	1.0	6.5x
4	Bamagas – Ascend Connection	■ Lateral pipeline connection to Ascend	2019	$0.7	$0.4	3.7x
			2020	–	0.6	2.6x
			2021	–	0.7	2.4x

Source: AMID management, public filings

EVERCORE

162

AMID